As filed with the Securities and Exchange Commission on April 29, 2025
1933 ACT REGISTRATION NO. 002-28316
1940 ACT REGISTRATION NO. 811-01612
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No. 87 ☒
AND
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Post-Effective Amendment No. 67 ☒
(Check Appropriate Box Or Boxes)
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
(Exact Name of Registrant)
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA
(Name of Depositor)
751 Broad Street
Newark, NJ 07102
DEPOSITOR’S TELEPHONE NUMBER: (973) 802-6000
(Address and telephone number of Depositor’s principal executive offices)
Elizabeth L. Gioia
Vice President, Corporate Counsel
The Prudential Insurance Company of America
751 Broad Street
Newark, NJ 07102
(Name and address of agent for service)
It is proposed that this filing will become effective (check appropriate box):

immediately upon filing pursuant to paragraph (b) of Rule 485
x	on May 1, 2025 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a) of Rule 485
on May 1, 2025 pursuant to paragraph (a) of Rule 485

The Prudential Variable Contract Account - 2
Prospectus May 1, 2025
This prospectus describes the VCA 2 group variable annuity contract (the Contract) offered by The Prudential Insurance Company of America (Prudential) and issued through The Prudential Variable Contract Account-2 (VCA 2) for use with retirement arrangements qualified under Section 403(b) of the Internal Revenue Code. Contributions under the Contract are invested in VCA 2. The Fidelity VIP Index 500 Portfolio (Fidelity Fund), a series of Variable Insurance Products Fund II (VIP), is currently available through VCA 2. This prospectus sets forth information about VCA 2 that a prospective investor should consider before investing in the Contract.
Prudential no longer offers the VCA 2 group variable annuity contract for new sales. New participants may be added under an existing group variable annuity contract, and contributions can be made on behalf of existing participants.
The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
© 2025 Prudential Financial, Inc. and its related entities. Prudential, the Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc., and its related entities, registered in many jurisdictions worldwide, used under license.

Table of Contents

Section	Page

Appendix A: Portfolios Available Under the Contract	APP A-1

Glossary
We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the Contract, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. Many terms used within this prospectus are described within the text where they appear. Not all of the descriptions of those terms are repeated in this Glossary. The defined terms set out in this prospectus also appear in and apply to the related Statement of Additional Information (SAI).
Accumulation Period: The period that begins with the Contract Date (as defined below) and ends when you start receiving income payments or earlier if the Contract is terminated through a full withdrawal or payment of a death benefit.
Code: The Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.
Contract: The group variable annuity contract described in this prospectus.
Contract Date: The date Prudential receives the initial contribution on behalf of a Participant (as defined below) and all necessary paperwork is in Good Order (as defined below). Contract anniversaries are measured from the Contract Date.
Contractholder: The employer, association or trust to which Prudential has issued a Contract.
Contributions: Payments made under the Contract for the benefit of a Participant.
Empower Care Center: Empower Care Center, 8515 East Orchard Road, Greenwood Village, CO, 80111. The phone number is (855) 756-4738. Empower’s website is www.empower.com.
Good Order: Sufficiently clear instruction received by the Empower Care Center (or via the appropriate Empower address, telephone number, fax number or website if the item is a type we accept by those means) or a designated third-party pricing agent (if your plan is not serviced by Empower), on a business day before the close of business, which utilizes the applicable forms, and reflects the necessary signatures and dates required to ensure there is no need to exercise any discretion to follow such instruction. Good Order requires receipt of confirmation and all necessary information to ensure the instruction is permitted under and in compliance with the applicable retirement plan. Instructions that are not in Good Order will be effective on the business day that Good Order is determined. Instructions received on a day that is not a business day or after the close of a business day will be deemed to have been received on the next business day.
Income Period: The period that begins when you start receiving income payments under the Contract.
Investment Option: The Prudential Variable Contract Account-2 (VCA 2).
Participant or you: The person for whose benefit contributions are made under a Contract.
Prudential, we, us, or our: The Prudential Insurance Company of America.
Prudential’s Group Tax-Deferred Annuity Program: A Contractholders’ program providing for contributions under the Contract, a companion fixed-dollar annuity contract or a combination of the two.
Separate Account: Contributions allocated to VCA 2 are held by Prudential in a separate account. VCA 2 is a separate account of Prudential and invests the assets in shares of the Fidelity VIP Index 500 Portfolio (Fidelity Fund).
Tax Deferral: A way to increase your assets without being taxed every year. Taxes are not paid on investment gains until you receive a distribution, such as a withdrawal or annuity payment.
Unit and Unit Value: You are credited with Units in VCA 2. Initially, the number of Units credited to you is determined by dividing the amount of the contribution made on your behalf by the applicable Unit Value for that day for VCA 2. After that, the value of the Units is adjusted each day to reflect the investment returns and expenses of VCA 2 plus any Contract charges and fees that may apply to you.

Key Information

Important Information You Should Consider About the Contracts
Fees and Expenses
Charges for Early Withdrawals
Prudential does not impose any charges for withdrawals. Your ability to make withdrawals under the Contract is limited by federal tax law and your employer—the Contractholder—may impose additional restrictions. Generally premature distributions or withdrawals may be restricted or subject to a 10% tax (which is in addition to normal ordinary income taxes) for early distribution. Because of these federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.

For more information on withdrawals, please refer to the section of this prospectus titled “The Contract-Withdrawal of Contributions.”

Transaction Charges
The Contract does not have any transaction charges. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.

Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in VCA 2 is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment in VCA 2 to cover such taxes or assessments, if any, when applicable.

For more information on transaction charges, please refer to the sections of this prospectus titled “Contract Charges” and “The Contract; Deductions for Taxes on Annuity Considerations.”

Ongoing Fees and Expenses (annual charges)	The table below describes the fees and expenses that you may pay each year, depending on the Contract and the options you choose. Please refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected.
	VCA 2
	Annual Fee	Minimum	Maximum
	Base Contract*, **	0.375%	0.375%
	Investment options (Portfolio fees and expenses)***	0.09%	0.09%
	* As a percentage of average account value.

** “Base Contract” consists of the mortality and expense risk fee and the annual account fee of up to $30 (which rounds to less than 0.01%). In certain instances we do not charge the annual account fee or the mortality and expense risk fee.

	*** “Investment options” denotes expenses that are deducted from Fidelity Fund assets, including investment management fees and other expenses.

The Contract is not customizable, and there are no choices you can make that will affect how much you will pay. To help you understand the cost of investing in the Contract, the following table shows the lowest and highest cost you could pay each year. This estimate assumes that you do not take withdrawals from the Contract, which could add charges for early withdrawals that substantially increase costs.

	Lowest Annual Cost $467	Highest Annual Cost $467

Assumes:
•Investment of $100,000
•5% annual appreciation
•Least expensive combination of Contract Classes and Fidelity Fund fees and expenses
•No sales charges
•No additional Contributions, transfers or withdrawals

Assumes:
•Investment of $100,000
•5% annual appreciation
•Most expensive combination of Contract Classes and Fidelity Fund fees and expenses
•No sales charges
•No additional Contributions, transfers or withdrawals

For more information on ongoing fees and expenses, please refer to the section of this prospectus titled “Fee Table.”

Risks
Risk of Loss	You can lose money by participating in the Contract. For more information on the risk of loss, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”
Not a Short-Term Investment
The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing Contributions in the Contract is consistent with the purpose for which the investment is being considered.
For more information on the short-term investment risks, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

Risks Associated with Investment Options
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment option available under the Contract (the Fidelity Fund). The Contract has its own unique risks, and you should review the Contract before making an investment decision.
For more information on the risks associated with the Contract, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

Insurance Company Risks
An investment in the Contract is subject to the risks related to Prudential. No company other than Prudential has any legal responsibility to pay amounts that Prudential owes under the Contract. You should look to the financial strength of Prudential for its claims-paying ability. More information about Prudential is available upon request. Such requests can be made at (855) 756-4738. Information about Prudential’s financial strength ratings can be found under “Investor Relations” at the bottom of the home page at www.prudential.com.
For more information on insurance company risks, please refer to the section of this prospectus titled “Principal Risks of Participating in the Contract.”

Restrictions
Investments
Unless the Contract specifically provides otherwise, you can transfer all or some of the number of Units credited to you to a fixed dollar annuity contract issued under Prudential’s Group Tax Deferred Annuity Program. Although there is no charge for transfers currently, we may impose one at any time upon notice to you. Different procedures may apply if the Contract has a recordkeeper other than Prudential. Prudential reserves the right to limit how many transfers you may make in any given period of time.
For more information on investment and transfer restrictions, please refer to the section of this prospectus titled “The Contract; Transfer Payments.”

Optional Benefits
The Contract does not offer any optional benefits, but it does provide for a death benefit.
For more information on the death benefit, please refer to the section of this prospectus titled “Death Benefits.”

Taxes
Tax Implications
You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
For more information on tax implications, please refer to the section of this prospectus titled “Additional Information.”

Conflicts of Interests

Investment Professional Compensation
Investment professionals may receive compensation for selling the Contracts to investors and may have a financial incentive to offer or recommend the Contracts over another investment. Compensation (commissions, overrides, and any expense reimbursement allowance) is paid to broker-dealers that are registered under the Securities Exchange Act of 1934 and/or entities that are exempt from such registration (firms). The individual representative will receive all or a portion of the compensation, depending on the practice of the firm.
For more information on investment professional compensation, please refer to the Statement of Additional Information (SAI).

Exchanges
Some investment professionals may have a financial incentive to offer you an annuity in place of the one you already own. You should only exchange the Contract if you determine after comparing the features, fees, and risks of both contracts, that it is preferable to purchase the new contract, rather than continue to own your existing Contract.
 For more information on exchanges, please refer to the section of this prospectus titled “Additional Information.”

Overview of the Contract
Prudential no longer offers the VCA 2 group variable annuity Contract for new sales. New participants may be added under an existing Contract, and contributions can be made on behalf of existing participants.
The VCA 2 Contract is a group variable annuity contract. A group variable annuity contract is a contract between a Contractholder and Prudential, an insurance company. The Contract is intended for retirement savings or other long-term investment purposes.
The Contract, like all deferred annuity contracts, has two phases—an accumulation period and an annuity phase (which is sometimes referred to as a payout period or an income period). During the accumulation period, since you have purchased the Contract through a qualified retirement plan, any earnings grow on a tax deferred basis and are generally taxed as income only when you make withdrawals. That means you are only taxed on the earnings when you withdraw them. The amount of money earned during the accumulation period determines the amount of payments you will receive during the income period.
The second phase—the income period—occurs when you begin receiving regular payments from the Contract. During this phase (after the Annuity Date), you can make an irrevocable election to have all or a part of your interest in the Participant Account used to purchase a fixed dollar annuity under the Contract. The annuity payments you receive may take the following forms, unless the retirement arrangement covering you provides otherwise: (1) variable life annuity; (2) variable life annuity with payments certain; (3) variable joint and survivor annuity; (4) variable annuity certain; and (5) variable joint and survivor annuity with 120 payments certain. Your ability to make withdrawals under the Contract is limited by federal tax law and your employer—the Contractholder—may impose additional restrictions. Generally premature distributions or withdrawals may be restricted or subject to a 10% tax (which is in addition to normal ordinary income taxes) for early distribution. Because of these federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.
VCA 2 is a separate account of Prudential. The value of a Participant’s investment depends upon the value of VCA 2’s assets. We invest the assets of the Separate Account in the Fidelity Fund. For more information on the Fidelity Fund, including its investment objective and policies, please refer to the section of this prospectus titled “Investment Options.”
The Contract generally is issued to employers who make contributions on behalf of their employees under Section 403(b) of the Internal Revenue Code. In this case, the employer is called the “Contractholder” and the person for whom contributions are being made is called a “Participant” or “you.” Once a Participant begins to receive annuity payments, Prudential will provide to the Contractholder—for delivery to the Participant—a certificate which describes the variable annuity benefits which are available to the Participant under the Contract.
In the event a Participant dies before the accumulation period under a Contract is completed, a basic death benefit will be paid to the Participant’s designated beneficiary. The death benefit will equal the value of the Participant’s Units (less the full annual account fee) on the day we receive the claim in Good Order. This could protect your retirement savings if you die during a period of declining markets, depending on when you die.
The annuity payments you receive under the Contract once you reach the income phase will depend on the following factors:
•the total value of your VCA 2 Units on the date the annuity begins,
•the taxes on annuity considerations as of the date the annuity begins,
•the schedule of annuity rates in the Contract, and
•the investment performance of VCA 2 after the annuity has begun.

Fee Table
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from the Contract. Please refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract. State premium taxes may also be deducted. These fees and charges are described in more detail within this prospectus in the section titled “Contract Charges.”

Transaction Expenses*	Current	Maximum
Sales Load Imposed on Purchases (as a percentage of contributions made)	None	2.5%
Deferred Sales Load (as a percentage of contributions withdrawn)	None	None
Exchange Fee	None	None
* Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in a Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment under the Contract to cover such taxes or assessments, if any, when applicable. The rates of states that impose the taxes currently range from 0.5% to 3.5%.
The next table describes the fees and expenses that you will pay each year during the time that you participate in the Contract. These fees and expenses do not include the Fidelity Fund’s fees and expenses.

Annual Contract Expenses	Maximum
Administrative Expenses*	$30
Base Contract Expenses (as a percentage of average account value)**	0.375%
* Administrative Expenses may be reduced based on recordkeeping arrangements for the Contract. While a Participant is receiving annuity payments, we do not charge the fee. If you have a fixed-dollar annuity contract, the fee will be divided between VCA 2 and the fixed-dollar contract.
** While a Participant is receiving payments under the variable annuity certain option, we do not charge Base Contract Expenses.
The next table shows the minimum and maximum total operating expenses charged by the Fidelity Fund that you may pay periodically during the time that you participate in the Contract. The annual expenses for the Fidelity Fund may also be found at the back of this document.

Annual Fidelity Fund Expenses	Minimum	Maximum
(expenses that are deducted from Portfolio assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.09%	0.09%

Example
This Example is intended to help you compare the cost of participating in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and the annual expenses for the Fidelity Fund. The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum expenses for the Fidelity Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
If you surrender your investment in the Contract at the end of the applicable time period:	$2,995	$4,048	$5,192	$8,509
If you annuitize at the end of the applicable time period:	$2,995	$4,048	$5,192	$8,509
If you do not surrender your investment in the Contract:	$2,995	$4,048	$5,192	$8,509

Summary
About the Contract
Prudential’s Group Tax Deferred Annuity Program
Prudential’s Group Tax Deferred Annuity Program consists of the following contracts:
•the VCA 2 Contract described in this prospectus,
•certain fixed dollar annuity contracts that are offered as companion to the VCA 2 Contract (but are not described in this prospectus), and
•contracts combining the VCA 2 Contract and a fixed dollar annuity contract.
Charges
The charges, fees, and expenses that you may pay each year depend on the Contract and the options you choose. For more information on tax implications, please refer to the section of this prospectus titled “Contract Charges.” Please also refer to information provided by your Employer for information about the specific fees you will pay each year based on the options you have elected.
Withdrawals & Transfers
All traditional written requests and notices required or permitted under the Contract—other than withdrawal requests and death benefit claims—should be sent to Empower at 8515 East Orchard Road, Greenwood Village, CO 80111.
As explained later, notices, forms and requests for transactions related to the Contract may be provided in traditional paper form or by electronic means, including telephone and internet. Empower reserves the right to vary the means available, including limiting them to electronic means, from Contract to Contract-by-Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants.
All permitted telephone transactions may be initiated by calling Empower at (855) 756-4738. All permitted internet transactions may be made through www.empower.com. Empower may provide other permitted telephone numbers or internet addresses through the Contractholder or directly to Participants as authorized by the Contractholder.
Your ability to make withdrawals under the Contract is limited by federal tax law. Your employer—the Contractholder—may impose additional restrictions. If you are allowed to make withdrawals, you may submit a permitted, traditional written withdrawal request to us in any of the following ways:
•by mail to Empower, 8515 East Orchard Road, Greenwood Village, CO 80111.
•by fax to PGIM Investments, Attn: Empower Care Center at (866) 633-5212.
Requests for death benefits must also be submitted by one of the means listed above.
To process a withdrawal request or death benefit claim, it must be submitted to Empower in Good Order.
In some cases, the Contractholder or a third-party may provide recordkeeping services for the Contract instead of Empower. In that case, withdrawal and transfer procedures may vary.
Transaction requests (including death benefit claims) received directly by Empower in Good Order on a given business day before the established transaction cutoff time (4 PM Eastern Time, or such earlier time that the New York Stock Exchange may close or such earlier time that the Contractholder and Empower have agreed to) will be effective for that Business Day.
About Prudential & VCA 2
Prudential
Prudential is a New Jersey stock life insurance company that has been doing business since 1875, and has its principal place of business at 751 Broad Street, Newark, New Jersey 07102. Prudential’s financial statements are included in the SAI.
Empower Financial Services, Inc. (“EFSI”), is the principal underwriter of the Contracts. That means it is responsible for certain sales and distribution functions for the Contracts. EFSI is registered as a broker-dealer under the Securities Exchange Act of 1934. Its principal place of business is located at 8515 East Orchard Road, Greenwood Village, Colorado 80111.

On July 21, 2021, Great-West Life & Annuity Insurance Company (“Great-West”) and Prudential Financial, Inc. (“PFI”), Prudential’s parent company, announced a strategic transaction, whereby, Great-West would, among other things, administer and reinsure the VCA 2 Contracts (the “Transaction”). The Transaction closed April 1, 2022. On or about October 1, 2022, Great-West changed its name to Empower Annuity Insurance Company of America.
VCA 2
VCA 2 is a separate account of Prudential, which means its assets are the property of Prudential but are kept separate from Prudential’s general assets and cannot be used to meet liabilities from Prudential’s other businesses. Prudential is obligated to pay all amounts promised to investors under the Contracts. The income, gains, and losses credited to, or charged against, VCA 2 reflect VCA 2’s own investment experience and not the investment experience of Prudential’s other assets. VCA 2 is registered with the SEC as a unit investment trust, which is a type of investment company.
If VCA 2 is available under your Program, you may invest in the Fidelity Fund. VIP is registered with the SEC as an open-end, diversified management investment company. Shares of VIP are sold at their net asset value to separate accounts (including VCA 2) established by insurers that offer variable life and variable annuity contracts. For more information about the Fidelity Fund and its investment objective, please refer to the section of this prospectus titled “Investment Practices.”
Because shares of the Fidelity Fund are sold to both variable life and variable annuity separate accounts, it is possible that in the future the interest of one type of account may conflict with the other. This could occur, for example, if there are changes in state insurance law or federal income tax law. Although such developments are not currently anticipated, Prudential monitors events in order to identify any material conflicts.
Principal Risks of Participating in the Contract
The risks identified below are the principal risks of participating in the Contract. These risks are in addition to the investment risks discussed in the Fidelity Fund’s prospectus. The Contract may be subject to additional risks other than those identified and described in this prospectus or the Fidelity Fund’s prospectus.
Risks Associated with Variable Investment Options
You take all the investment risk for amounts allocated to VCA 2, which invests in the Fidelity Fund. If the assets in VCA 2 increase in value, then your Unit Value goes up; if they decrease in value, your Unit Value goes down. How much your Unit Value goes up or down depends on the performance of the Fidelity Fund. We do not guarantee the investment results of the Fidelity Fund. An investment in the Contract is subject to the risk of poor investment performance, and the value of your investment can vary depending on the performance of the Fidelity Fund.
Insurance Company Risk
No company other than Prudential has any legal responsibility to pay amounts that Prudential owes under the Contract. You should look to the financial strength of Prudential for its claims-paying ability. Prudential is also subject to risks related to disasters and other events, such as storms, earthquakes, fires, outbreaks of infectious diseases (such as COVID-19), utility failures, terrorist acts, including cybersecurity attacks, political and social developments, and military and governmental actions. These risks are often collectively referred to as “business continuity” risks. These events could adversely affect Prudential and our ability to conduct business and process transactions. Although Prudential has business continuity plans, it is possible that the plans may not operate as intended or required and that Prudential may not be able to provide required services, process transactions, deliver documents or calculate values. It is also possible that service levels may decline as a result of such events.
Annuitization
Once you annuitize your interest under the Contract, your decision is irrevocable. The impacts of this decision are:
•Your Unit Value is no longer available to you to allocate among investment options (to the extent allowed under the Contract) or make further withdrawals. Instead, you will be paid a stream of annuity payments.
•You generally cannot change the payment stream you chose once it has begun.
•The Death Benefit terminates upon annuitization.
Possible Adverse Tax Consequences
The tax considerations associated with the Contract vary and can be complicated. The tax considerations discussed in this prospectus are general in nature and describe only federal income tax law. We generally do not describe state, local, foreign or other federal tax laws. The effect of federal taxation depends largely upon the type of retirement plan, so we can provide only a generalized description. Before payments are made under the Contract for your benefit or taking other action related to the Contract, you should consult with a qualified tax adviser for complete information and advice.

Not a Short-Term Investment
The Contract is not a short-term investment vehicle and is not an appropriate investment for an investor who needs ready access to cash. The Contract is designed to provide benefits on a long-term basis. Consequently, you should not use the Contract as a short-term investment or savings vehicle. Because of the long-term nature of the Contract, you should consider whether investing Contributions in the Contract is consistent with the purpose for which the investment is being considered.
Risk of Loss
All investments have risks to some degree and it is possible that you could lose money by investing in the Contract. An investment in the Contract is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Investment Options
The Fidelity Fund
There is only one investment option that is permitted, the Fidelity Fund. The decision to select VCA 2 and the Fidelity Fund is your choice. We do not provide investment advice, nor do we recommend any particular investment option. Please consult with a qualified investment professional if you wish to obtain investment advice. You bear the investment risk for amounts allocated to the investment option.
If you are invested in VCA 2, your Unit Value is allocated to the Fidelity Fund, which is available for investment only through VCA 2. Please refer to Appendix A for certain information regarding the Fidelity Fund, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.) or a brief statement concerning its investment objectives, (iii) its investment adviser and any sub-adviser, (iv) current expenses, and (v) performance.
There is no guarantee that the Fidelity Fund or any other investment option will meet its investment objective. The Fidelity Fund has issued a prospectus that contains more detailed information about the portfolio. The prospectus for the Fidelity Fund can be requested at no cost by writing us at Empower, 8515 East Orchard Road, Greenwood Village, CO 80111, or by calling (855) 756-4738.
Unit Value
How Unit Value is Determined
To keep track of investment results, each Participant is credited with Units in the investment option(s) selected. Initially, the number of Units credited to a Participant is determined by dividing the amount of the contribution made on his or her behalf by the applicable Unit Value for that day for that Investment Option. After that, the Unit Value is adjusted each day to reflect the investment returns and expenses of the investment option plus any Contract charges that may apply. The procedures for computing the net asset value for shares of the Fidelity Fund are described in the Fidelity Fund prospectus.
Contract Charges
Charges & Fees
We list below the current charges under the Contract. On 90 days’ notice, we may change the sales charge, annual account fee, and the base contract expenses fee.
Sales Charge
A sales charge is not deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
Annual Account Fee
We charge an annual account fee for recordkeeping and other administrative services. This fee is paid to Prudential and will not exceed $30 in any year and will be automatically deducted from your account. (If you also have a fixed-dollar annuity contract under Prudential’s Group Tax Deferred Annuity Program, the fee will be divided between that and your VCA 2 account.) The annual account fee is deducted automatically from your account on the last business day of each calendar year. New Participants will only be charged a portion of the annual account fee, depending on the number of months remaining in the calendar year after the first contribution is made. This annual account fee is referred to in the Fee Table as “Administrative Expenses.”

If you withdraw all of your contributions before the end of a year, we will deduct the fee on the date of the last withdrawal. After that, you may only make contributions as a new Participant, in which case you will be subject to the fee on the same basis as other new Participants. If a new Participant withdraws all of his or her Units during the first year of participation under the Contract, the full fee will be charged.
Prudential may reduce or waive the annual account fee with respect to a particular Contract. We will only do this if we think that our administrative costs with respect to a Contract will be less than for the other Contracts. This might occur, for example, if Prudential is able to save money by using mass enrollment procedures or if recordkeeping or sales efforts are performed by the Contractholder or a third party. You should refer to the Contract documents which set out the exact amount of fees and charges that apply to the Contract.
Base Contract Expenses and Portfolio Investment Management Fees
VCA 2 is also charged a base contract expenses fee of 0.375% of its average daily net assets. This base contract expenses fee is sometimes referred to in this prospectus or other Contract documents as a “mortality and expense risk fee.” It is separate from and in addition to the annual account fee discussed in the preceding section.
The “mortality risk” charge is paid to Prudential for assuming the risk that a Participant will live longer than expected based on our life expectancy tables. When this happens, we pay a greater number of annuity payments. The “expense risk” fee is paid to Prudential for assuming the risk that the current charges will not cover the cost of administering the Contract in the future. We deduct this fee daily. We compute the fee at an effective annual rate of 0.375% of the current value of your account (0.125% is for assuming the mortality risk, and 0.250% is for assuming the expense risk).
Although VCA 2 does not itself pay an investment management fee, the Fidelity Fund does as follows:

Effective Investment Management Fees (paid during 2024)
Portfolio	Investment Management Fee
Fidelity VIP Index 500 Portfolio (Initial Class Shares)	0.045%
Other expenses incurred by the Fidelity Fund include printing costs, legal and accounting expenses, and the fees of each of the Fidelity Fund’s custodian and transfer agent. More information about these expenses is included in the Fidelity Fund prospectus.
The Contract
Introduction
The Contract described in this prospectus is generally issued to an employer that makes contributions on behalf of its employees. The Contract can also be issued to associations or trusts that represent employers or represent individuals who themselves become Participants. Once a Participant begins to receive annuity payments, Prudential will provide to the Contractholder—for delivery to the Participant—a certificate which describes the variable annuity benefits which are available to the Participant under the Contract.
Accumulation Period
Contributions
When you first become a Participant under the Contract, you must indicate if you want contributions made on your behalf to be allocated between VCA 2 and a companion fixed dollar annuity contract. You can change this allocation from time to time. The discussion below applies only to contributions to VCA 2.
When a contribution is made, we invest 100% of it in VCA 2. You are credited with a certain number of Units, which are determined by dividing the amount of the contribution by the Unit Value for VCA 2 for that day. Then the value of your Units is adjusted each business day to reflect the performance and expenses of VCA 2. Units will be redeemed as necessary to pay your annual account fee.
Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.
The first contribution made on your behalf will be invested within two business days after it has been received by us if we received all the necessary enrollment information in Good Order. If an initial contribution is made on your behalf and the enrollment form is not in Good Order, we will place the contribution into one of two money market options until the paperwork is complete. The two money market options are:

•If the Contractholder has purchased only a VCA 2 Contract or a VCA 2 Contract together with either a group variable annuity contract issued through Prudential’s MEDLEY Program or unaffiliated mutual funds, then the initial contribution will be invested in The Prudential Variable Contract Account-11 within Prudential’s MEDLEY Program.
•If the Contractholder has purchased a VCA 2 Contract as well as shares of a money market fund, the initial contribution will be invested in that money market fund.
In this event, the Contractholder will be promptly notified. However, if the enrollment process is not completed within 105 days, we will redeem the investment in the money market option. The redemption proceeds plus any earnings will be paid to the Contractholder. Any proceeds paid to the Contractholder under this procedure may be considered a prohibited transaction and taxable reversion to the Contractholder under current provisions of the Code. Similarly, returning proceeds may cause the Contractholder to violate a requirement under the Employee Retirement Income Security Act of 1974, as amended (ERISA), to hold all plan assets in trust. Both problems may be avoided if the Contractholder arranges to have the proceeds paid into a qualified trust or annuity contract.
Unit Value
Unit Value is determined each business day by multiplying the previous day’s Unit Value by the “gross change factor” for the current business day and reducing this amount by the daily equivalent of the base contract expenses fee. The gross change factor for VCA 2 is determined by dividing the current day’s net assets, ignoring changes resulting from new purchase payments and withdrawals, by the previous day’s net assets.
Withdrawal of Contributions
Because the Contract is intended as a part of your retirement arrangements there are certain restrictions on when you can withdraw contributions. Under Section 403(b) of the Code, contributions (before taxes) cannot be withdrawn unless the Participant is at least 59 1/2 years old, no longer works for his or her employer, becomes disabled or dies.
(Contributions may sometimes be withdrawn in the case of hardship or in the event of qualified birth or adoption or a federally declared disaster, but you need to check your particular retirement arrangements.) Effective for plan years after December 31, 2023, hardship distributions are no longer limited to salary reduction contributions under the Code. Effective for distributions made after December 31, 2023, emergency personal expense distributions or eligible distributions to a domestic abuse victim may also be permitted under the arrangement. Some retirement arrangements will allow you to withdraw contributions made by the employer on your behalf or contributions you have made with after-tax dollars.
If your retirement arrangement permits, you may withdraw at any time the dollar value of all of your VCA 2 Units as of December 31, 1988.
Spousal Consent. Under certain retirement arrangements, federal law requires that married Participants must obtain their spouses’ written consent to make a withdrawal request. The spouse’s consent must be notarized or witnessed by an authorized plan representative.
Because withdrawals will generally have federal tax implications, we urge you to consult with your tax adviser before making any withdrawals under the Contract.
Payment of Redemption Proceeds. In most cases, once we receive a withdrawal request in Good Order, we will pay you the redemption amount within seven days. The SEC permits us to delay payment of redemption amounts beyond seven days under certain circumstances—for example, when the New York Stock Exchange is closed or trading is restricted.
Prudential may also delay payment of redemption proceeds in order to obtain information from your employer that is reasonably necessary to ensure that the payment is in compliance with the restrictions on withdrawals imposed by Section 403(b) of the Code, if applicable. In such an event, a withdrawal request will not be in Good Order and Prudential will not process it until we receive such information from your employer.
Systematic Withdrawal Plan
Generally, amounts you withdraw under the Systematic Withdrawal Plan will be taxable at ordinary income tax rates. In addition, if you have not reached age 59 1/2, the withdrawals will generally be subject to a 10% additional tax for early distribution. Withdrawals you make after the later of (i) age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain 72 after such date) or (ii) your retirement, must satisfy certain required minimum distribution rules. Withdrawals by beneficiaries must also meet certain required minimum distribution rules. Qualified withdrawals from a Roth 403(b) account are not subject to income tax.
Receiving payments under the systematic withdrawal plan may have significant tax consequences and Participants should consult with their tax adviser before signing up.

Plan Enrollment. To participate in the Systematic Withdrawal Plan, you must make an election on a form approved by Prudential. (Under some retirement arrangements, if you are married you may also have to obtain your spouse’s written consent in order to participate in the Systematic Withdrawal Plan.) You can choose to have withdrawals made on a monthly, quarterly, semi-annual or annual basis. On the election form or equivalent electronic means, you will also be asked to indicate whether you want payments in equal dollar amounts or made over a specified period of time. If you choose the second option, the amount of the withdrawal payment will be determined by dividing the total value of your Units by the number of withdrawals left to be made during the specified time period. These payments will vary in amount reflecting the investment performance of VCA 2 during the withdrawal period. You may change the frequency of withdrawals, as well as the amount, once during each calendar year on a form (or equivalent electronic means) which we will provide to you on request.
Termination of Systematic Withdrawal Plan Participation. You may terminate your participation in the Systematic Withdrawal Plan at any time upon notice to us. If you do so, you cannot participate in the Systematic Withdrawal Plan again until the next calendar year.
Additional Contributions. If you have elected to participate in the Systematic Withdrawal Plan, contributions may still be made on your behalf.
Non-Prudential Recordkeepers. If the Contractholder or some other organization provides recordkeeping services for the Contract, different procedures under the Systematic Withdrawal Plan may apply.
Texas Optional Retirement Program
Special rules apply with respect to Contracts covering persons participating in the Texas Optional Retirement Program in order to comply with the provisions of Texas law relating to this program. Please refer to the Contract documents if this applies to you.
Under the terms of the Texas Program, Texas will contribute an amount somewhat larger than a Participant’s contribution. Texas’ contributions will be credited to the Participant Account. Until the Participant begins his/her second year of participation in the Texas Program, Prudential will have the right to withdraw the value of the Units purchased for this account with Texas’ contributions. If the Participant does not commence his/her second year of Texas Program participation, the value of those Units representing Texas’ contributions will be withdrawn and returned to the State. A Participant has withdrawal benefits for Contracts issued under the Texas Program only in the event of the Participant’s death, retirement or termination of employment. Participants will not, therefore, be entitled to exercise the right of withdrawal in order to receive in cash the Participant Account Value credited to them under the Contract unless one of the foregoing conditions has been satisfied. A Participant may, however, transfer the value of the Participant’s interest under the Contract to another Prudential contract or contracts of other carriers approved under the Texas Program during the period of the Participant’s Texas Program participation.
Benefits Available Under the Contract
The following table summarizes information about the benefits available under the Contract:

Name of Benefit	Purpose	Standard or Optional	Annual Fees		Restrictions/Limitations
			Current	Maximum
Death Benefit	Provides protection for your beneficiary(ies) by ensuring that they do not receive less than the Contract Value.	Standard	$0	$0	None
Death Benefits
In the event a Participant dies before the accumulation period under a Contract is completed, a death benefit will be paid to the Participant’s designated beneficiary. The death benefit will equal the value of the Participant’s Units on the day we receive the claim in Good Order, less the full annual account fee.

Payment Methods. You can elect to have the death benefit paid to your beneficiary: (1) in one lump sum by December 31st of the calendar year that contains the 10th anniversary of the date of death of the Owner, (2) as systematic withdrawals to completely distribute the death benefit amount by December 31st of the 10th anniversary of the participant’s death, (3) as a variable annuity (This payout option is available if you have named a designated beneficiary who meets the requirements for an “eligible designated beneficiary” (EDB)), or (4) a combination of the preceding three options, subject to the required minimum distribution rules of Section 401(a)(9) of the Code described below. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. Additional special rules apply to surviving spouses, see “Spousal Continuation” below. A minor child will cease to be an EDB on the date the child reaches the age of majority, and any remaining interest must be distributed with 10 years after that date. If a Participant does not make an election, his or her beneficiary must choose from these same three options (or a combination) before the later to occur of: the first anniversary of the Participant’s death or two months after Prudential receives due proof of the Participant’s death. For benefits accruing before December 31, 1986, Internal Revenue regulations require that a designated beneficiary must begin to receive payments no later than the earlier of (1) December 31 of the calendar year during which the tenth anniversary of the Participant’s death occurs or (2) December 31 of the calendar year in which annuity payments would be required to begin to satisfy the minimum distribution requirements described below. As of such date the election must be irrevocable and must apply to all subsequent years. However, if the election includes systematic withdrawals, the beneficiary may terminate them and receive the remaining balance in cash (or effect an annuity with it) or change the frequency, size or duration of the systematic payments.
If your spouse is the sole designated beneficiary, they have an option to roll death benefits into an IRA in their own name.
Non-spouse beneficiaries are permitted to roll death benefits to an IRA from a qualified retirement plan, a governmental §457 plan, a §403(b) TDA or an IRA. The IRA receiving the death benefit must be titled and treated as an “inherited IRA”. A non-spouse beneficiary may also roll death benefits to an “inherited Roth IRA”, subject to the income limits for Roth conversions. The required minimum distribution rules regarding non-spouse beneficiaries apply.
Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.
Required Minimum Distribution Rules. Benefits accruing after December 31, 1986 under a Section 403(b) annuity contract are subject to required minimum distribution rules. These specify the time when payments must begin and the minimum amount that must be paid annually. For Owner deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements. The information provided below applies to Owners who die after 2019. If a Participant dies and has a designated beneficiary, any remaining interest must be distributed by December 31st of the year that includes the 10 year anniversary of your death, unless the designated beneficiary is an EDB or some other exception applies. An EDB may select an annuity under option 1, 2 or 4 described in the Available Forms of Annuity Sections below, with the payments to begin as of December 31 of the calendar year immediately following the calendar year in which the Participant died (or, if the Participant’s spouse is the designated beneficiary, December 31 of the calendar year in which the Participant would have become 72 years old, if that year is later, or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain 72 after such date). Options 3 and 5 described in the Available Forms of Annuity Section below may not be selected under these rules. In addition, the duration of any period certain annuity may not exceed the beneficiary’s life expectancy as determined under IRS tables. If the amount distributed to a beneficiary for a calendar year is less than the required minimum amount, a federal excise tax is imposed equal to 50% of the amount of the underpayment.
The following provisions, where applicable, are effective for taxable years beginning after December 31, 2024:
•Mandatory automatic enrollment contribution arrangements are required for 401(k) and 403(b) plans.
•“Super” catch-ups for participants ages 60-63 (optional).
•Mandatory coverage for long-term part-time employees.
Please note that if you elected to receive required minimum distributions under a systematic minimum distribution option, this program is discontinued upon receipt of notification of death. The final required minimum distribution must be distributed prior to establishing a beneficiary payment option for the balance of the contract.

ERISA. Under certain types of retirement plans, ERISA requires that in the case of a married Participant who dies prior to the date payments could have begun, a death benefit be paid to the Participant’s spouse in the form of a “qualified pre-retirement survivor annuity.” This is an annuity for the lifetime of the Participant’s spouse in an amount which can be purchased with no less than 50% of the value of the Participant’s Units as of the date of the Participant’s death. In these cases, the spouse may waive the benefit in a form allowed by ERISA and relevant federal regulations. Generally, it must be in a writing which is notarized or witnessed by an authorized plan representative. If the spouse does not consent, or the consent is not in Good Order, 50% of the value of the Participant’s Units will be paid to the spouse, even if the Participant named someone else as the beneficiary. The remaining 50% will be paid to the designated beneficiary.
Annuity Option. Under many retirement arrangements, a beneficiary who elects a fixed-dollar annuity death benefit may choose from among the forms of annuity available. (See “The Annuity Period—Available Forms of Annuity,” below.) He or she will be entitled to the same annuity purchase rate basis that would have applied if you were purchasing the annuity for yourself. The beneficiary may make this election immediately or at some time in the future.
Systematic Withdrawal Option. If a beneficiary has chosen to receive the death benefit in the form of systematic withdrawals, he or she may terminate the withdrawals and receive the remaining value of the Participant’s Units in cash or to purchase an annuity. The beneficiary may also change the frequency or amount of withdrawals, subject to the required minimum distribution rules described below.
Until Pay-Out. Until all of your Units are redeemed and paid out in the form of a death benefit, they will be maintained for the benefit of your beneficiary. However, a beneficiary will not be allowed to make contributions or take a loan against the Units. No deferred sales charges will apply on withdrawals by a beneficiary.
Discontinuance of Contributions
A Contractholder can stop contributions on behalf of all Participants under a Contract by giving notice to Prudential. In addition, any Participant may stop contributions made on his or her behalf.
We also have the right to refuse new Participants or new contributions on behalf of existing Participants upon 90 days’ notice to the Contractholder.
If contributions on your behalf have been stopped, you may either keep your Units in VCA 2 or elect any of the options described under “Transfer Payments,” below.
Continuing Contributions Under New Employer
If you become employed by a new employer, and that employer is eligible to provide tax deferred annuities, you may be able to enter into a new agreement with your new employer which would allow you to continue to participate under the Contract. Under that agreement, the new employer would continue to make contributions under the Contract on your behalf. We can only accept contributions if we have entered into an information-sharing agreement or its functional equivalent, with your new employer or its agent.
Transfer Payments
Unless the Contract specifically provides otherwise, you can transfer all or some of your VCA 2 Units to a fixed dollar annuity contract issued under Prudential’s Group Tax Deferred Annuity Program. To make a transfer, you need to provide us with a completed transfer request in a permitted form, including a properly authorized telephone or Internet transfer request (see below). There is no minimum transfer amount but we have the right to limit the number of transfers you make in any given period of time. Although there is no charge for transfers currently, we may impose one at any time upon notice to you. Different procedures may apply if the Contract has a recordkeeper other than Prudential.
You may also make transfers into your VCA 2 account from a fixed dollar annuity contract issued under Prudential’s Group Tax Deferred Annuity Program or from a similar group annuity contract issued by Prudential to another employer. Because your retirement arrangements or the contracts available under your arrangements may contain restrictions on transfers, you should consult those documents. For example, some contracts and retirement plans provide that amounts transferred to VCA 2 from the fixed dollar annuity may not be transferred within the following 90 days to an investment option deemed to be “competing” with the fixed dollar annuity contract. Prudential reserves the right to limit how many transfers you may make in any given period of time.
Processing Transfer Requests. On the day we receive your transfer request in Good Order, we will redeem the number of Units you have indicated (or the number of Units necessary to make up the dollar amount you have indicated) and invest in the fixed-dollar annuity contract. The value of the Units redeemed will be determined by dividing the amount transferred by the Unit Value for that day for VCA 2.

Alternate Funding Agency. Some Contracts provide that if a Contractholder stops making contributions, it can request Prudential to transfer a Participant’s Units in VCA 2 to a designated alternate funding agency. We will notify each Participant with Units of the Contractholder’s request. A Participant may then choose to keep his or her Units in VCA 2 or have them transferred to the alternate funding agency. If we do not hear from a Participant within 30 days, his or her Units will remain in VCA 2. If you choose to transfer your VCA 2 Units to the alternate funding agency, your VCA 2 account will be closed on the “transfer date” which will be the later to occur of:
•a date specified by the Contractholder, or
•90 days after Prudential receives the Contractholder’s request.
At the same time, all of the VCA 2 Units of Participants who have elected to go into the alternate funding agency will be transferred to a liquidation account (after deducting the less the full annual account fee for each Participant). Each month, beginning on the transfer date, a transfer will be made from the liquidation account to the alternate funding agency equal to the greater of:
•$2 million, or
•3% of the value of the liquidation account as of the transfer date.

When this happens, Units in the liquidation account will be canceled until there are no more Units.
Requests, Consents and Notices
The way you provide all or some requests, consents, or notices under a Contract (or related agreement or procedure) may include telephone access to an automated system, telephone access to a staffed call center, or internet access through www.empower.com, as well as traditional paper. Prudential reserves the right to vary the means available from Contract to Contract, including limiting them to electronic means, by Contract terms, related service agreements with the Contractholder, or notice to the Contractholder and Participants. If electronic means are authorized, you will automatically be able to use them.
Prudential also will be able to use electronic means to provide notices to you, provided the Contract or other agreement with the Contractholder does not specifically limit these means. Electronic means will only be used, however, when Prudential reasonably believes that you have effective access to the electronic means and that they are allowed by applicable law. Also, you will be able to receive a paper copy of any notice upon request.
For your protection and to prevent unauthorized exchanges, telephone calls and other communications will be recorded and stored, and you will be asked to provide your personal identification number or other identifying information before any request will be processed. Neither Prudential nor our agents will be liable for any loss, liability or cost which results from acting upon instructions reasonably believed to be genuine.
During times of extraordinary economic or market changes, telephone or other electronic and other instructions may be difficult to implement.
Some state retirement programs, or Contractholders, may not allow these privileges or allow them only in modified form.
Prudential Mutual Funds
We may offer certain Prudential mutual funds as an alternative investment vehicle for existing VCA 2 Contractholders. These funds, are managed by PGIM Investments. If the Contractholder elects to make one or more of these funds available, Participants may direct new contributions to the funds.
Exchanges. Prudential may also permit Participants to exchange some or all of their VCA 2 Units for shares of certain mutual funds managed by PGIM Investments. In addition, Prudential may allow Participants to exchange some or all of their shares in Prudential mutual funds for VCA 2 Units. Before deciding to make any exchanges, you should carefully read the prospectus for the Prudential mutual fund you are considering. The Prudential mutual funds are not funding vehicles for variable annuity contracts and therefore do not have the same features as the VCA 2 Contract.
Offer Period. Prudential will determine the time periods during which these exchange rights will be offered. In no event will these exchange rights be offered for a period of less than 60 days. Any exchange offer may be terminated, and the terms of any offer may change.
Annual Account Fee. If a Participant exchanges all of his or her VCA 2 Units for shares in the Prudential mutual funds, the annual account fee under the Contract may be deducted from the Participant’s mutual fund account.

Taxes. Generally, there should be no adverse tax consequences if a Participant elects to exchange amounts in the Participant’s current VCA 2 account(s) for shares of Prudential mutual funds or vice versa. Exchanges from a VCA 2 account to a Prudential mutual fund will be effected from a 403(b) annuity contract to a 403(b)(7) custodial account so that such transactions will not constitute taxable distributions. Conversely, exchanges from a Prudential mutual fund to a VCA 2 account will be effected from a 403(b)(7) custodial account to a 403(b) annuity contract so that such transactions will not constitute taxable distributions. However, Participants should be aware that the Internal Revenue Code may impose more restrictive rules on early withdrawals from Section 403(b)(7) custodial accounts under the Prudential mutual funds than under VCA 2.

Discovery Select™ Group Retirement Annuity
Certain Participants may be offered an opportunity to exchange their VCA 2 Units for interests in Discovery Select Group Retirement Annuity (Discovery Select), which offers 20 different investment options. The investment options available through Discovery Select are described in the Discovery Select prospectus and include both Prudential and non-Prudential funds.
For those who are eligible, no charge will be imposed upon transfer into Discovery Select, however, Participants will become subject to the charges applicable under that annuity. Generally, there should be no adverse tax consequences if a Participant elects to exchange VCA 2 Units for interests in Discovery Select.
A copy of the Discovery Select prospectus can be obtained at no cost by calling (855) 756-4738.
Modified Procedures
Under some Contracts, the Contractholder or a third party provides the recordkeeping services that would otherwise be provided by Prudential. These Contracts may have different procedures than those described in this prospectus. For example, they may require that transfer and withdrawal requests be sent to the recordkeeper rather than Prudential. For more information, please refer to the Contract documents.
Annuity Period
Variable Annuity Payments
The annuity payments you receive under the Contract once you reach the income phase will depend on the following factors:
•the total value of your VCA 2 Units on the date the annuity begins,
•the taxes on annuity considerations as of the date the annuity begins,
•the schedule of annuity rates in the Contract, and
•the investment performance of VCA 2 after the annuity has begun.
The annuitant will receive the value of a fixed number of Annuity Units each month. Changes in the value of the Units, and thus the amount of the monthly payment, will reflect investment performance after the date on which the income phase begins. Once you annuitize your interest under the Contract, your decision is irreversible.
Electing the Annuity Date and the Form of Annuity
If permitted under federal tax law and the Contract, you may use all or any part of your VCA 2 Units to purchase a variable annuity under the Contract. If you decide to purchase an annuity, you can choose from any of the options described below unless your retirement arrangement otherwise restricts you. You may also be able to purchase a fixed dollar annuity if you have a companion fixed dollar contract.
The Retirement Equity Act of 1984 requires that a married Participant under certain types of retirement arrangements must obtain the consent of his or her spouse if the Participant wishes to select a payout that is not a qualified joint and survivor annuity. The spouse’s consent must be signed, and notarized or witnessed by an authorized plan representative.
If the dollar amount of your first monthly annuity payment is less than the minimum specified in the Contract, we may decide to make a withdrawal payment to you instead of an annuity payment. If we do so, all of the Units in your VCA 2 account will be withdrawn as of the date the annuity was to begin.
Available Forms of Annuity
Option 1—Variable life annuity. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. However, no payments will be made after you pass away. It is possible under this type of annuity to receive only one annuity payment. For this reason, this option is generally best for someone without dependents who wants higher income during his or her lifetime.

Option 2—Variable life annuity with payments certain. If you purchase this type of an annuity, you will begin receiving monthly annuity payments immediately. These payments will continue throughout your lifetime no matter how long you live. You also get to specify a minimum number of monthly payments that will be made—120 or 180—so that if you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period.
Option 3—Variable joint and survivor annuity. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. When you purchase this type of annuity you will be asked to set the percentage of the monthly payment—for example, 33%, 66% or 100%—you want paid to the contingent annuitant for the remainder of his or her lifetime.
Option 4—Variable annuity certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. However, unlike Options 1, 2 and 3, these payments will only be paid for 120 months. If you pass away before the last payment is received, your beneficiary will continue to receive payments for the rest of that period. If you outlive the specified time period, you will no longer receive any annuity payments. Because Prudential does not assume any mortality risk, no mortality risk charges are made in determining the annuity purchase rates for this option.
Option 5—Variable joint and survivor annuity with 120 payments certain. If you purchase this type of annuity, you will begin receiving monthly annuity payments immediately. These payments will be continued throughout your lifetime and afterwards, to the person you name as the “contingent annuitant,” if living, for the remainder of her or his lifetime. Your contingent annuitant will receive monthly payments in the same amount as the monthly payments you have received for a period of 120 months. You also set the percentage of the monthly payment—for example, 33%, 66% or even 100%—you want paid to the contingent annuitant for the remainder of his or her lifetime the 120-month period.
If both you and the contingent annuitant pass away during the 120-month period, payments will be made to the properly designated beneficiary for the rest of that period.
If the dollar amount of the first monthly payment to a beneficiary is less than the minimum set in the Contract, or the beneficiary named under Options 2, 4, and 5 is not a natural person receiving payments in his or her own right, Prudential may elect to pay the commuted values of the unpaid payments certain in one sum.
With respect to benefits accruing after December 31, 1986, the duration of any period certain payments may not exceed the life expectancy of the Participant (or if there is a designated beneficiary, the joint life and last survivor expectancy of the Participant and the designated beneficiary as determined under Internal Revenue Service life expectancy tables). In addition, proposed Internal Revenue Service regulations limit the duration of any period certain payment and the maximum survivor benefit payable under a joint and survivor annuity.
Purchasing the Annuity
Once you have selected a type of annuity, you must submit to Prudential an election in a permitted written (or electronic) form that we will provide or give you access to on request. Unless you pick a later date, the annuity will begin on the first day of the second month after we have received your election in Good Order and you will receive your first annuity payment within one month after that.
If it is necessary to withdraw all of your contributions in VCA 2 to purchase the annuity, the full annual account fee will be charged. The remainder—less any applicable taxes on annuity considerations—will be applied to provide an annuity under which each monthly payment will be the value of a specified number of “Annuity Units.” The Annuity Unit Value is calculated as of the end of each month. The value is determined by multiplying the “annuity unit change factor” for the month by the Annuity Unit Value for the preceding month. The annuity unit change factor is calculated by:
•adding to 1.00 the rate of investment income earned, if any, after applicable taxes and the rate of asset value changes in VCA 2 during the period from the end of the preceding month to the end of the current month,
•Dividing by the sum of 1.00 and the rate of interest for 1 1/2 of a year, computed at the effective annual rate specified in the Contract as the “Assumed Investment Result” (see below).
Assumed Investment Result
To calculate your initial payment, we use an “annuity purchase rate.” This rate is based on several factors, including an assumed return on your investment in VCA 2. If VCA 2’s actual investment performance is better than the assumed return, your monthly payment will be higher. On the other hand, if VCA 2’s actual performance is not as good as the assumed return, your monthly payment will be lower.
Under each Contract, the Contractholder chooses the assumed return rate. This rate may be 3 1/2%, 4%, 4 1/2%, 5% or 5 1/2%. The return rate selected by the Contractholder will apply to all Participants receiving annuities under the Contract.

The higher the assumed return rate, the greater the initial annuity payment will be. However, in reflecting the actual investment results of VCA 2, annuity payments with a lower assumed return rate will increase faster—or decrease slower—than annuity payments with a higher assumed return rate.
Schedule of Variable Annuity Purchase Rates
The annuity rate tables contained in the Contract show how much a monthly payment will be, based on a given amount. Prudential may change annuity purchase rates. However, no change will be made that would adversely affect the rights of anyone who purchased an annuity prior to the change unless we first receive their approval or we are required by law to make the change.
Deductions for Taxes on Annuity Considerations
Certain states and other jurisdictions impose premium taxes or similar assessments upon Prudential, either at the time contributions are made or when the Participant’s investment in the Contract is surrendered or applied to purchase an annuity. Prudential reserves the right to deduct an amount from contributions or the Participant’s investment in the Contract to cover such taxes or assessments, if any, when applicable. Not all states impose premium taxes on annuities; however, the rates of those that do currently range from 0.5% to 3.5%.
Other Information
Assignment
The right to any payment under a Contract is neither assignable nor subject to the claim of a creditor unless state or federal law provides otherwise.
Changes in the Contract
We have the right under the Contract to change annual account fee.
The Contract allows us to revise the annuity purchase rates from time to time as well as the base contract expenses fees. A Contract may also be changed at any time by agreement of the Contractholder and Prudential—however, no change will be made in this way that would adversely affect the rights of anyone who purchased an annuity prior to that time unless we first receive their approval.
If Prudential does modify any of the Contracts as discussed above, it will give the Contractholder at least 90 days’ prior notice.
We reserve the right to operate VCA 2 as a different form of registered investment company or as an unregistered entity, to transfer the Contracts to a different separate account, or to no longer offer the Fidelity Fund, to the extent permitted by law. We also reserve the right to substitute the shares of any other registered investment company for shares in the Fidelity Fund that you hold under a Contract. For any substitution, we would follow applicable law and notify the Contractholders. For Contracts funding plans subject to the fiduciary responsibility provisions of the Employee Retirement Income Security Act of 1974, as amended, no substitution will be made without the consent of the plan fiduciary.

Voting Rights
All of the assets held in VCA 2 are invested in shares of the Fidelity Fund. Prudential is the legal owner of those shares. As such, Prudential has the right to vote on any matter voted on at any shareholders meetings of the Fidelity Fund. However, as required by law, Prudential votes the shares of the Fidelity Fund at any regular and special shareholders meetings in accordance with voting instructions received from Contractholders and Participants having voting rights in VCA 2. Under most Section 403(b) plans, Participants have voting rights in VCA 2. Under some qualified plans, the Contractholder will have the voting rights.
The Fidelity Fund may not hold annual shareholders meetings when not required to do so under the laws of the state of its organization or the Investment Company Act of 1940. Fidelity Fund shares for which no timely instructions from Participants or Contractholders are received, and any shares owned directly or indirectly by Prudential, are voted in the same proportion as shares for which instructions are received. This voting procedure is sometimes referred to as “mirror voting” because, as indicated in the immediately preceding sentence, we mirror the votes that are actually cast, rather than decide on our own how to vote. In addition, because all the shares of the Fidelity Fund held within VCA 2 are legally owned by us, we intend to vote all of such shares when the Fidelity Fund seeks a vote of its shareholders. As such, all such shares will be counted towards whether there is a quorum at the Fidelity Fund’s shareholder meeting and towards the ultimate outcome of the vote. Thus, under “mirror voting,” it is possible that the votes of a small percentage of persons who actually vote will determine the ultimate outcome. Should the applicable federal securities laws or regulations, or their current interpretation, change so as to permit Prudential to vote shares of the Fidelity Fund in its own right, it may elect to do so.

Generally, Participants and Contractholders having voting rights in VCA 2 may give voting instructions on matters that would be changes in fundamental policies and any matter requiring a vote of the shareholders of the Fidelity Fund. With respect to approval of the investment advisory agreement or any change in the Fidelity Fund’s fundamental investment policy, Participants and Contractholders having voting rights in VCA 2 will vote separately on the matter, as required by applicable securities laws.
The number of Fidelity Fund shares for which a Participant or Contractholder having voting rights may give instructions is determined by dividing the portion of the value of the accumulation account derived from participation in VCA 2, by the value of one share of the Fidelity Fund. The number of votes for which a Participant or Contractholder may give us instructions is determined as of the record date chosen by the Board of the Fidelity Fund. We reserve the right to modify the manner in which the weight to be given to voting instructions is calculated where such a change is necessary to comply with current federal regulations or interpretations of those regulations.
Prudential may, if required by state insurance regulations, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment objectives of the Fidelity Fund, or to approve or disapprove an investment advisory contract for the Fidelity Fund. If we do disregard voting instructions, we will advise you of that action and our reasons for such action.
Reports
At least once a year, you will receive a report from us showing the number of your Units in VCA 2. You will also receive annual and semi-annual reports showing the financial condition of the Fidelity Fund.
Additional Information
Sale & Distribution
Effective May 1, 2023, Empower Financial Services, Inc (“EFSI”) acts as the distributor and principal underwriter of the contracts. EFSI is a corporation organized under Delaware law in 1984. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).
We pay the broker-dealer whose registered representatives sell the contract a commission based on a percentage of your Contributions. From time to time, Prudential Financial or its affiliates may offer and pay non-cash compensation to registered representatives who sell the Contract. For example, Prudential Financial or an affiliate may pay for a training and education meeting that is attended by registered representatives of both Prudential Financial-affiliated broker-dealers and independent broker-dealers. Prudential Financial and its affiliates retain discretion as to which broker-dealers to offer non-cash (and cash) compensation arrangements, and will comply with FINRA rules and other pertinent laws in making such offers and payments. Our payment of cash or non-cash compensation in connection with sales of the Contract does not result directly in any additional charge to you.
Prior to May 1, 2023, Prudential Investment Management Services LLC (“PIMS”), acted as the distributor and principal underwriter of the contracts. PIMS is a wholly owned subsidiary of Prudential Financial, Inc. and is a limited liability corporation organized under Delaware law in 1996. It is a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the Financial Industry Regulatory Authority, Inc. (FINRA).
During the last three fiscal years a maximum aggregate amount of $11,469 was paid to PIMS for its services as principal underwriter. PIMS retained none of the commissions. During the last three fiscal years a maximum aggregate amount of $7,062 was paid to EFSI for its services as principal underwriter.
Federal Taxation
The following discussion is general in nature and describes only federal income tax law. We generally do not describe state or other tax laws. It is based on current law and interpretations, which may change.
Tax-qualified Retirement Arrangements Using the Contracts
The Contract may be used with retirement programs governed by Code Section 403(b) (Section 403(b) plans). The provisions of the tax law that apply to these retirement arrangements that may be funded by the Contract are complex and you are advised to consult a qualified tax adviser.
•Contributions. In general, assuming that you and your Contractholder follow the requirements and limitations of tax law applicable to the particular type of plan, contributions made under a retirement arrangement funded by a Contract are deductible (or not includible in income) up to certain amounts each year. Visit www.irs.gov for the current year contribution limits. Contributions to a Roth 403(b), if offered by your employer, are not deductible.
•Earnings. Federal income tax is not imposed upon the investment income and realized gains earned by the investment option until you receive a distribution or withdrawal of such earnings.

•Distribution or Withdrawal. When you receive a distribution or withdrawal (either as a lump sum, an annuity, or as regular payments under a systematic withdrawal arrangement) all or a portion of the distribution or withdrawal is normally taxable as ordinary income. Furthermore, premature distributions or withdrawals may be restricted or subject to a 10% additional tax for early distribution. Participants contemplating a withdrawal should consult a qualified tax adviser. In addition, federal tax laws impose restrictions on withdrawals from Section 403(b) annuities. This limitation is discussed in the “Withdrawal of Contributions,” above. Qualified distributions from a Roth 403(b) account are federal income tax free. Withdrawals of contributions made to a Roth 403(b) account are never subject to income tax.
•Minimum Distribution Rules. In general, distributions from a Section 403(b) plan that are attributable to benefits accruing after December 31, 1986 must begin by the “Required Beginning Date” which is April 1 of the calendar year following the later of (1) the year in which you attain age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain 72 after such date) or (2) you retire. Amounts accruing on or before December 31, 1986, while not generally subject to this minimum distribution requirement, may be required to be distributed by a certain age under other federal tax rules.
Distributions that are made after the Required Beginning Date must generally be made in the form of an annuity for your life or the lives of you and your designated beneficiary, or over a period that is not longer than your life expectancy or the life expectancies of you and your designated beneficiary. To the extent you elect to receive distributions as systematic withdrawals rather than under an annuity option, required minimum distributions during your lifetime must be made in accordance with a uniform distribution table set out in IRS regulations. Distributions to beneficiaries are also subject to minimum distribution rules.
If you or your beneficiary does not meet the minimum distribution requirements, an excise tax applies.
Upon your death under an IRA, Roth IRA, 403(b) or other employer sponsored plan, any remaining interest must be distributed in accordance with federal income tax requirements. For Owner or beneficiary deaths prior to 2020, please consult your tax advisor regarding the applicable post-death distribution requirements.
The information provided below applies to Owners or beneficiaries who die after 2019. If you are an employee under a governmental plan, such as a section 403(b) plan of a public school, this law applies if you die after 2021.
Deaths before your required beginning date. If you die before your required beginning date, and you have a designated beneficiary, any remaining interest must be distributed within 10 years after your death, unless the designated beneficiary is an EDB or some other exception applies. A designated beneficiary is any individual designated as a beneficiary by the employee or IRA owner. An EDB is any designated beneficiary who is (1) your surviving spouse, (2) your minor child, (3) disabled, (4) chronically ill, or (5) an individual not more than 10 years younger than you. An individual’s status as an EDB is determined on the date of your death. An EDB (other than a minor child) can generally stretch distributions over their life or life expectancy if payments begin with g over the EDB’s remaining life expectancy after the EDB’s death. However, all amounts must be fully distributed by the end of the year containing the 10th anniversary of the EDB’s death. Special rules apply to minors and Beneficiaries that are not individuals. Additional special rules apply to surviving spouses, see “Spousal Continuation” below.
Annuity payments. If you commence taking distributions in the form of an annuity that can continue after your death, such as in the form of a joint and survivor annuity or an annuity with a guaranteed period of more than 10 years, any distributions after your death that are scheduled to be made beyond the applicable distribution period imposed under the new law might need to be commuted at the end of that period (or otherwise modified after your death if permitted under federal tax law and by Prudential) in order to comply with the post-death distribution requirements.
Other rules. The post-death distribution requirements do not apply if the employee or IRA owner elected annuity payments that comply with prior law commenced prior to December 20, 2019. Also, even if annuity payments have not commenced prior to December 20, 2019, the new requirements generally do not apply to an immediate annuity contract or a deferred income annuity contract (including a qualifying lifetime annuity contract (QLAC)) purchased prior to that date, if you have made an irrevocable election before that date as to the method and amount of the annuity.
If your beneficiary is not an individual, such as a charity, your estate, or a trust, any remaining interest after your death generally must be distributed under prior law in accordance with the five-year rule or the at-least-as-rapidly rule, as applicable (but not the lifetime payout rule). You may wish to consult a professional tax advisor about the federal income tax consequences of your beneficiary designations.

In addition, these post-death distribution requirements generally do not apply if the employee died prior to January 1, 2020. However, if the designated beneficiary of the deceased employee dies after January 1, 2020, and the designated beneficiary had elected the lifetime payout rule or was under the at-least-as rapidly rule, any remaining interest must be distributed within 10 years of the designated beneficiary’s death. Hence, this 10-year rule will apply to (1) a contract issued prior to 2020 which continues to be held by a designated beneficiary of an employee owner who died prior to 2020, and (2) an inherited IRA issued after 2019 to the designated beneficiary of an employee who died prior to 2020.
Spousal continuation. If your beneficiary is your spouse, your surviving spouse can delay the application of the post-death distribution requirements until after your surviving spouse reaches age 72 (or age 73 shall apply to distributions required to be made after December 31, 2022 for individuals who attain age 72 after such date) by transferring the remaining interest tax-free to your surviving spouse’s own IRA, subject to the new rules under the regulations. Effective January 1, 2024, a surviving spouse is able to elect to treat a qualified retirement plan account if the Participant in the retirement plan died after his/her required beginning date.
The post-death distribution requirements are complex and unclear in numerous respects. Treasury has issued proposed regulations that may impact these required minimum distribution requirements in the future. We reserve the right to make changes in order to comply with the proposed regulations, or once final regulations are published. Any such changes will apply uniformly to affected Owners or Beneficiaries and will be made with such notice to affected Owners or Beneficiaries as is feasible under the circumstances. In addition, the manner in which these requirements will apply will depend on your particular facts and circumstances. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Until withdrawn, amounts in a qualified annuity continue to be tax deferred. Amounts withdrawn each year, including amounts that are required to be withdrawn under the required minimum distribution rules, are subject to tax. You may wish to consult a professional tax adviser for tax advice as to your particular situation.
Special Considerations Regarding Exchanges or Other Transactions Involving 403(b) Arrangements
IRS regulations may affect the taxation of 403(b) tax deferred annuity contract exchanges. Annuity contract exchanges are a common non-taxable method to exchange one tax deferred annuity contract for another. The IRS has issued regulations that may impose restrictions on your ability to make such an exchange. We accept exchanges only if we have entered into an information-sharing agreement or its functional equivalent, with the applicable employer or its agent. We make such exchanges only if your employer confirms that it has entered into an information-sharing agreement or its functional equivalent with the issuer of the other annuity contract. This means that if you request an exchange we will not consider your request to be in Good Order, and will not therefore process the transaction, until we receive confirmation from your employer.
In addition, in order to comply with the regulations, we will only process certain transactions (e.g., withdrawals, hardship distributions and, if applicable, loans) with employer approval. This means that if the Participant requests one of these transactions we will not consider this request to be in Good Order, and will not therefore process the transaction, until we receive the employer’s approval in written or electronic form.
Late Rollover Self-Certification. You may be able to apply a rollover contribution to your IRA or qualified retirement plan after the 60-day deadline through a new self-certification procedure established by the IRS. Please consult your tax or legal adviser regarding your eligibility to use this self-certification procedure. As indicated in this IRS guidance, we, as a financial institution, are not required to accept your self-certification for waiver of the 60-day deadline.
Withholding
Certain distributions from Section 403(b) plans, which are not directly rolled over or transferred to another eligible retirement plan, are subject to a mandatory 20% withholding for federal income tax. The 20% withholding requirement does not apply to: (a) distributions for the life or life expectancy of the Participant, or joint and last survivor expectancy of the Participant and a designated beneficiary; (b) distributions for a specified period of 10 years or more; (c) distributions required as minimum distributions; (d) hardship distributions; (e) qualified birth or adoption distributions; and, effective for distributions made after December 31, 2023, (f) emergency personal expense distributions; or (g) eligible distributions to a domestic abuse victim.
CARES Act Impacts
In 2020, Congress passed the Coronavirus Aid, Relief and Economic Security (CARES) Act. This law includes provisions that impact Individual Retirement Annuities (IRAs), Roth IRAs and employer sponsored qualified retirement plans including a 2020 Required Minimum Distribution waiver, plan loan relief and special rules that applied to coronavirus related distributions. While most provisions applied only to 2020, certain items impact future years as well.

Repayments of Coronavirus Related Distributions: Relief was provided for “coronavirus-related distributions” (as defined by federal tax law) from qualified plans and IRAs made at any time on or after January 1, 2020 and before December 31, 2020. Coronavirus related distributions are permitted to be recontributed to a plan or IRA within three years. The recontribution is generally treated as a direct trustee-to-trustee transfer within 60 days of the distribution. Please note that recontributions to certain plans or IRAs may not be allowed based on plan or contract restrictions.
The distribution must have come from an “eligible retirement plan” within the meaning of Code section 402(c)(8)(B), i.e., an IRA, 401(a) plan, 403(a) plan, 403(b) plan, or governmental 457(b) plan. The relief was limited to aggregate distributions of $100,000.
Death Benefits
In general, a death benefit consisting of amounts paid to your beneficiary is includable in your estate for federal estate tax purposes.
Additional Considerations
Reporting and Withholding for Escheated Amounts
Revenue Rulings 2018-17 and 2020-24 provide that an amount transferred from an IRA or 401(a) qualified retirement plan to a state’s unclaimed property fund is subject to federal income tax withholding at the time of transfer. The amount transferred is also subject to federal tax reporting. Consistent with these Rulings, we will withhold federal and state income taxes and report for the applicable owner or beneficiary as required by law when amounts are transferred to a state’s unclaimed property fund.
Civil Unions and Domestic Partnerships
U.S. Treasury Department regulations provide that for federal tax purposes, the term “spouse” does not include individuals (whether of the opposite sex or the same sex) who have entered into a registered domestic partnership, civil union, or other similar formal relationship that is not denominated as a marriage under the laws of the state where the relationship was entered into, regardless of domicile. As a result, if a Beneficiary of a deceased Owner and the Owner were parties to such a relationship, the Beneficiary will be required by federal tax law to take distributions from the Contract in the manner applicable to non-spouse Beneficiaries and will not be able to continue the Contract.
Please consult with your tax or legal adviser with regard to spousal rights under the Contract for domestic partner or civil union partner.
Taxes on Prudential
We will pay company income taxes on the taxable corporate earnings created by this Contract. While we may consider company income taxes when pricing our products, we do not currently include such income taxes in the tax charges you pay under the Contract. We will periodically review the issue of charging for these taxes, and we may charge for these taxes in the future. We reserve the right to impose a charge for taxes if we determine, in our sole discretion, that we will incur a tax as a result of the administration of the Contract, including any tax imposed with respect to the operation of the Separate Account or General Account.
In calculating our corporate income tax liability, we derive certain corporate income tax benefits associated with the investment of company assets, including separate account assets, which are treated as company assets under applicable income tax law. These benefits reduce our overall corporate income tax liability. Under current law, such benefits include foreign tax credits and corporate dividend received deductions. We do not pass these tax benefits through to Participants because (i) the Participants are not the owners of the assets generating these benefits under applicable income tax law and (ii) as described above, we do not currently include company income taxes in the tax charges you pay under the Contract. We reserve the right to change these tax practices.
Legal Proceedings
Prudential is subject to legal and regulatory actions in the ordinary course of our business. Pending legal and regulatory actions include proceedings specific to Prudential and proceedings generally applicable to business practices in the industry in which we operate. Prudential may be subject to class action lawsuits and other litigation involving a variety of issues and allegations involving sales practices, claims payments and procedures, premium charges, policy servicing and breach of fiduciary duty to customers. Prudential may also be subject to litigation arising out of its general business activities, such as its investments, contracts, leases and labor and employment relationships, including claims of discrimination and harassment, and could be exposed to claims or litigation concerning certain business or process patents. In addition, Prudential, along with other participants in the businesses in which it engages, may be subject from time to time to investigations, examinations and inquiries, in some cases industry-wide, concerning issues or matters upon which such regulators have determined to focus.

Prudential’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcome cannot be predicted. In some of Prudential’s pending legal and regulatory actions, parties are seeking large and/or indeterminate amounts, including punitive or exemplary damages. It is possible that Prudential’s results of operations or cash flow in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of Prudential’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on Prudential’s financial position.
Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on: the Contract; the ability of EFSI to perform its contract with the Contract; or Prudential’s ability to meet its obligations under the Contract.
VCA 2 Policies
Frequent Trading Policy of VCA 2
VCA 2 seeks to prevent patterns of frequent purchases and redemptions of VCA 2 Units by Contractholders and Participants. The practice of making frequent transfers among variable investment options in response to short-term fluctuations in markets, sometimes called “market timing” or “excessive trading,” can make it very difficult for a portfolio manager to manage an underlying mutual fund’s investments. Frequent transfers may cause the fund to hold more cash than otherwise necessary, disrupt management strategies, increase transaction costs or affect performance. For these reasons, the Contracts were not designed for persons who make programmed, large or frequent transfers. We consider “market timing/excessive trading” to be one or more trades into and out of (or out of and into) the same variable investment option (such as VCA 2) within a rolling 30-day period when each exceeds a certain dollar threshold. Automatic or system-driven transactions, such as contributions or loan repayments by payroll deduction, regularly scheduled or periodic distributions, or periodic rebalancing through an automatic rebalancing program do not constitute prohibited excessive trading and will not be subject to these criteria.
In light of the risks posed by market timing/excessive trading to Participants and other investors, we monitor Contract transactions in an effort to identify such trading practices. We reserve the right to limit the number of transfers in any year for all existing or new Participants, and to take the other actions discussed below. We also reserve the right to refuse any transfer request for a Participant or Participants if: (a) we believe that market timing (as we define it) has occurred; or (b) we are informed by an underlying fund that transfers in its shares must be restricted under its policies and procedures concerning excessive trading (your retirement plan may include investment options other than VCA 2 which are mutual funds or are other contracts that include underlying funds). In furtherance of our general authority to restrict transfers as described above, and without limiting other actions we may take in the future, we have adopted the following specific procedures:
•Warning. Upon identification of activity by a Participant that meets the market-timing criteria, a warning letter will be sent to the Participant. A copy of the warning letter and/or a trading activity report will be provided to the Contractholder.
•Restriction. A second incidence of activity meeting the market timing criteria within a six-month period will trigger a trade restriction. If permitted by the Contractholder’s adoption of Prudential’s Market Timing/ Excessive Trading policy, if otherwise required by the policy, or if specifically directed by the Contractholder, Prudential will restrict a Participant from trading through the Internet, phone or fax for all investment options available to the Participant. In such case, the Participant will be required to provide written direction via standard (non-overnight) U.S. mail delivery for trades in the Participant Account. The duration of a trade restriction is three months, and may be extended incrementally (three months) if the behavior recurs during the six-month period immediately following the initial restriction.

•Action by an Underlying Fund. The Fidelity Fund has adopted its own policies and procedures with respect to excessive trading of its shares, and we reserve the right to enforce these policies and procedures. The prospectus for the Fidelity Fund describes any such policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. Under federal securities regulations, we are required to: (1) enter into a written agreement with each portfolio or its principal underwriter that obligates us to provide to the portfolio promptly upon request certain information about the trading activity of individual contract owners, and (2) execute instructions from the portfolio to restrict or prohibit further purchases or transfers by specific contract owners who violate the excessive trading policies established by the portfolio. We reserve the right to impose any such restriction at the fund level, and all Participants under a particular Contract would be impacted. In addition, you should be aware that some portfolios may receive “omnibus” purchase and redemption orders from other insurance companies or intermediaries such as retirement plans. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable insurance contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the portfolios in their ability to apply their excessive trading policies and procedures. In addition, the other insurance companies and/or retirement plans may have different policies and procedures or may not have any such policies and procedures because of contractual limitations. For these reasons, we cannot guarantee that the portfolios (and thus contract owners) will not be harmed by transfer activity relating to other insurance companies and/or retirement plans that may invest in the portfolios.
A portfolio also may assess a short-term trading fee in connection with a transfer out of the variable investment option investing in that portfolio that occurs within a certain number of days following the date of allocation to the variable investment option. Each portfolio determines the amount of the short-term trading fee and when the fee is imposed. The fee is retained by or paid to the portfolio and is not retained by us. The fee will be deducted from the value of your Units.
The ability of Prudential to monitor for frequent trading is limited for Contracts under which Prudential does not provide the Participant recordkeeping. In those cases, the Contractholder or a third-party administrator maintains the individual Participant records and submits to Prudential only aggregate orders combining the transactions of many Participants. Therefore, Prudential may be unable to monitor investments by individual investors.
Although our transfer restrictions are designed to prevent excessive transfers, they are not capable of preventing every potential occurrence of excessive transfer activity.
Financial Statements
The financial statements of Prudential and the Separate Account are included in the SAI. For a free copy of the SAI, contact the Empower Care Center by calling (855) 756-4738, or writing to Empower, 8515 East Orchard Road, Greenwood Village, CO 80111.
Other Information
A registration statement under the Securities Act has been filed with the SEC with respect to the Contract. This prospectus does not contain all the information set forth in the registration statement, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The omitted information may be obtained from the SEC’s principal office in Washington, D.C. upon payment of the fees prescribed by the SEC.
A copy of the SAI, which provides more detailed information about the Contracts, may be obtained without charge by calling Empower at (855) 756-4738 or by visiting www.empower.com.

Appendix A - Portfolio Available Under the Contract
The following is a list of the only portfolio currently available for investment through VCA 2. More information about the Fidelity Fund is available in the prospectus for the Fidelity Fund, which may be amended from time to time and can be requested at no cost by writing us at Empower, 8515 East Orchard Road, Greenwood Village, CO 80111, or by calling (855) 756-4738.
The current expenses and performance information below reflects fee and expenses of the Fidelity Fund, but do not reflect the other fees and expenses that VCA 2 may charge. Expenses would be higher and performance would be lower if these other charges were included. The Fidelity Fund’s past performance is not necessarily an indication of future performance.
Portfolio currently available for investment through the VCA 2 Contract:

Investment Objective	Portfolio Name and Adviser/Subadviser	Current Expenses (Initial Class)	Average Annual Total Returns (as of December 31, 2024) (Initial Class)
			1 year	5 year	10 year
Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500® Index	Fidelity VIP Index 500 Portfolio - Initial Class	0.09%	24.90%	14.40%	12.99%
	Adviser: Fidelity Management & Research Company LLC
	Subadviser: Geode Capital Management, LLC

For More Information
This prospectus describes the VCA 2 group variable annuity contract (the Contract) offered by The Prudential Insurance Company of America (Prudential) for use with retirement arrangements qualified under Section 403(b) of the Internal Revenue Code. Contributions under the Contract are invested in The Prudential Variable Contract Account-2 (VCA 2). The Fidelity VIP Index 500 Portfolio, a series of Variable Insurance Products Fund II, is currently available through VCA 2. This prospectus sets forth information about VCA 2 that a prospective investor should consider before investing in the Contract.
We have filed with the Securities and Exchange Commission (the SEC) a Statement of Additional Information (SAI) that includes additional information about the Contract, Prudential, and VCA 2. The SAI is incorporated by reference into this prospectus. You may obtain a copy of the SAI, at no charge, upon request by calling (855) 756-4738, or by writing to Empower, c/o Empower, 8515 East Orchard Road, Greenwood Village, CO 80111.
We file periodic reports and other information about the Contract and VCA 2 as required under the federal securities laws. Those reports and other information about us are available on the SEC’s website at http://www.sec.gov, and copies of reports and other information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
SEC EDGAR contract identifier: C000027669

The Prudential Variable Contract Account-2
Statement of Additional Information May 1, 2025
The Prudential Insurance Company of America (Prudential) offers the VCA 2 group tax-deferred variable annuity contract issued through The Prudential Variable Contract Account-2 (VCA 2) for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions made on behalf of Participants are invested in VCA 2, a unit investment trust invested in shares of the Fidelity VIP Index 500 Portfolio (the Fidelity Fund), a series of Variable Insurance Products Fund II (VIP).
This Statement of Additional Information is not a prospectus. It includes additional information that you should consider before investing in any of the group variable annuity contracts issued through VCA 2. You may obtain a copy of the prospectus, dated May 1, 2025 (the Prospectus), at no charge by request to Empower by calling (855) 756-4738, or by writing to The Prudential Insurance Company of America, c/o Empower, 8515 East Orchard Road, Greenwood Village, Colorado 80111. Capitalized or defined terms used in the Prospectus are also incorporated into this Statement of Additional Information.

2

General Information About Prudential and VCA 2
The Prudential Insurance Company of America
Prudential is a New Jersey stock life insurance company that has been doing business since October 13, 1875. Prudential is licensed to sell life insurance and annuities in the District of Columbia, Guam, Puerto Rico, U.S. Virgin Islands, and in all states. Prudential is a wholly-owned subsidiary of Prudential Financial, a New Jersey insurance holding company.
Prudential has developed long-term savings and retirement products, which are distributed through Empower Financial Services, Inc.
Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. As Prudential’s ultimate parent, Prudential Financial exercises significant influence over the operations and capital structure of Prudential. However, neither Prudential Financial nor any other related company has any legal responsibility to pay amounts that Prudential may owe under the contract or policy.
On July 21, 2021, Great-West Life & Annuity Insurance Company (“Great-West”) and Prudential Financial, Inc. (“PFI”), Prudential’s parent company, announced a strategic transaction, whereby, Great-West would, among other things, administer and reinsure the VCA 2 Contracts (the “Transaction”). The Transaction closed April 1, 2022. On or about October 1, 2022, Great-West changed its name to Empower Annuity Insurance Company of America.
VCA 2
Prudential offers the VCA 2 group tax-deferred variable annuity contract issued through The Prudential Variable Contract Account-2 (VCA 2) for use in connection with retirement arrangements that qualify for federal tax benefits under Section 403(b) of the Internal Revenue Code of 1986, as amended. Contributions made on behalf of Participants are invested in VCA 2. VCA 2 is registered with the SEC as a unit investment trust, which is a type of investment company. VCA 2 was established by Prudential on February 16, 1968, under New Jersey Insurance Law as a variable contract account. VCA 2 meets the definition of a “separate account” under federal securities laws.
Administration
The assets of VCA 2 are invested in shares of the Fidelity VIP Index 500 Portfolio, a series of VIP. The prospectus and statement of additional information of VIP describe the investment management and administration of the Fidelity VIP Index 500 Portfolio.
Empower is responsible for the administrative and recordkeeping functions of VCA 2 and pays the expenses associated with them. These functions include enrolling Participants, receiving and allocating contributions, maintaining Participants’ Accumulation Accounts, preparing and distributing confirmations, statements, and reports. The administrative and recordkeeping expenses borne by Empower include salaries, rent, postage, telephone, travel, legal, actuarial and accounting fees, office equipment, stationery and maintenance of computer and other systems.
An annual account charge for administrative expenses of not greater than $30 may be assessed against a Participant’s Accumulation Account. The annual account charge amount varies with each VCA 2 group variable annuity contract described in the Prospectus, but which is not more than $30 for any accounting year. The following table identifies, for the three most recent fiscal years, the amount of annual charges collected by Prudential.

Annual Account Charges	2024	2023	2022
	$757,852	$1,122	$3,013
VCA 2 is subject to a maximum daily charge that is equal to an effective annual rate of 0.375% of its assets. All of this charge is for administrative expenses not covered by the annual account charge. The following table identifies, for the three most recent fiscal years, the daily charges received by Prudential.

Daily Charges	2024	2023	2022
	$1,032,762	$811,890	$817,656
No sales charge is deducted from contributions, meaning that the entire amount of a contribution is invested in VCA 2. Although Prudential has no present intention to do so, please note that Prudential reserves the right in the future to impose or deduct a maximum sales charge of 2.5% from contributions.

3

Other Service Providers
With respect to certain defined contribution plans investing in VCA 2, Fidelity Investments Institutional Operations Company, Inc., located at 245 Summer Street, Boston, MA 02210, and Fidelity Brokerage Services LLC, located at 900 Salem Street, Smithfield, RI 02917 (collectively, “Fidelity”), serves as agent of Prudential for purposes of accepting orders and also performs certain other services as agent of Prudential with respect to certain retirement plans investing in VCA 2. For VCA 2, Fidelity was compensated $124,969.53 for calendar year 2024.
Empower Annuity Insurance Company (“Empower”), formerly Prudential Retirement Insurance and Annuity Company, and The Prudential Insurance Company of America entered into an administrative services agreement as part of a reinsurance arrangement to provide certain record keeping and compliance services for VCA 2. Empower is indirectly compensated for its record keeping services through the terms of the reinsurance treaty. Empower is a Connecticut domiciled insurance company with its principal place of business at 280 Trumbull Street, Hartford, CT 06103.
Non-Principal Risks of Investing in VCA 2
CYBER SECURITY RISK. With the increasing use of technology and computer systems in general and, in particular, the Internet to conduct necessary business functions, VCA 2 is susceptible to operational, information security and related risks. These risks, which are often collectively referred to as “cyber security” risks, may include deliberate or malicious attacks, as well as unintentional events and occurrences. Cyber security is generally defined as the technology, operations and related protocol surrounding and protecting a user’s computer hardware, network, systems and applications and the data transmitted and stored therewith. These measures ensure the reliability of a user’s systems, as well as the security, availability, integrity, and confidentiality of data assets.
Deliberate cyber attacks can include, but are not limited to, gaining unauthorized access to computer systems in order to misappropriate and/or disclose sensitive or confidential information; deleting, corrupting or modifying data; and causing operational disruptions. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (in order to prevent access to computer networks). In addition to deliberate breaches engineered by external actors, cyber security risks can also result from the conduct of malicious, exploited or careless insiders, whose actions may result in the destruction, release or disclosure of confidential or proprietary information stored on an organization’s systems.
Cyber security failures or breaches, whether deliberate or unintentional, arising from VCA 2’s third-party service providers (e.g., custodians, financial intermediaries, transfer agents), subadvisers, shareholder usage of unsecure systems to access personal accounts, as well as breaches suffered by the issuers of securities in which VCA 2 invests, may cause significant disruptions in the business operations of VCA 2. Potential impacts may include, but are not limited to, potential financial losses for VCA 2 and the issuers’ securities, the inability of shareholders to conduct transactions with VCA 2, an inability of VCA 2 to calculate unit values, and disclosures of personal or confidential shareholder information.
In addition to direct impacts on participants, cyber security failures by VCA 2 and/or their service providers and others may result in regulatory inquiries, regulatory proceedings, regulatory and/or legal and litigation costs to VCA 2, and reputational damage. VCA 2 may incur reimbursement and other expenses, including the costs of litigation and litigation settlements and additional compliance costs. VCA 2 may also incur considerable expenses in enhancing and upgrading computer systems and systems security following a cyber security failure.
The rapid proliferation of technologies, as well as the increased sophistication and activities of organized crime, hackers, terrorists, and others continue to pose new and significant cyber security threats. Although VCA 2 and its service providers and subadvisers may have established business continuity plans and risk management systems to mitigate cyber security risks, there can be no guarantee or assurance that such plans or systems will be effective, or that all risks that exist, or may develop in the future, have been completely anticipated and identified or can be protected against. Furthermore, VCA 2 cannot control or assure the efficacy of the cyber security plans and systems implemented by third-party service providers, the subadvisers, and the issuers in which VCA 2 invests.
FOREIGN MARKET DISRUPTION AND GEOPOLITICAL RISKS. International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent global outbreak of the COVID-19 or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets and may cause further long-term economic uncertainties in the United States and worldwide generally.
4

Sale of Group Variable Annuity Contracts
Information About Contract Sales
Prudential offers the Contracts on a continuous basis through Corporate Office, regional home office and group sales office employees in those states in which the Contracts may be lawfully sold. It may also offer the Contracts through licensed insurance brokers and agents, or through appropriately registered direct or indirect subsidiary(ies) of Prudential, provided clearances to do so are secured in any jurisdiction where such clearances may be necessary or desirable.
The table below sets forth, for VCA 2’s three most recent fiscal years, the amounts received by Prudential as sales charges in connection with the sale of these contracts, and the amounts credited by Prudential to other broker-dealers in connection with such sales.

Sales Charges Received and Amounts Credited	2024	2023	2022
Sales Charges Received by Prudential	—	—	—
Amounts Credited by Prudential to Other Broker-Dealers	$5,330	$5,330	$9,670
Financial Statements
Financial Statements of VCA 2 & Financial Statements for the Prudential Insurance Company of America
The statutory financial statements for Prudential included herein should be distinguished from the financial statements for VCA 2 and should be considered only as bearing upon the ability of Prudential to meet its obligations under the Contract. Also included herein are certain financial statements of VCA 2.
The statutory financial statements of The Prudential Insurance Company of America as of December 31, 2024 and 2023 and for each of the three years in the period ended December 31, 2024 and the financial statements of VCA 2 as of December 31, 2024 and for the periods indicated therein included in this SAI have been audited by PricewaterhouseCoopers LLP ("PwC"), an independent registered public accounting firm. PwC's principal business address is 300 Madison Avenue, New York, NY 10017- 6204.
5

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2 OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2024
INVESTMENT DIVISION
Fidelity® VIP Index 500 Portfolio (Initial Class)
ASSETS:
Investments at fair value (1)	$239,520,193
Due from (due to) the Company	31
Receivable from fund shares sold	192,806
Total Assets	$239,713,030

LIABILITIES:
Redemptions payable	192,806
Total Liabilities	$192,806

NET ASSETS	$239,520,224

NET ASSETS REPRESENTED BY:
Accumulation units	$235,889,612
Contracts in payout (annuitization period)	3,187,144
Equity of the Company	443,468
$239,520,224

UNITS OUTSTANDING	1,392,225

UNIT VALUE (ACCUMULATION)	$172.04

(1) Cost of investments:	$157,540,304
Shares of investments:	420,565

The accompanying notes are an integral part of these financial statements.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2 OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF OPERATIONS
For the year ended December 31, 2024
INVESTMENT DIVISION
Fidelity® VIP Index 500 Portfolio (Initial Class)
INVESTMENT INCOME:
Dividends	$2,948,195

EXPENSES:
Charges to contractholders	1,032,762

NET INVESTMENT INCOME (LOSS)	1,915,433

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) distributions	139,307
Net realized gain (loss) on sale of fund shares	9,482,860
Net change in unrealized appreciation (depreciation) on investments	39,134,396

Net realized and unrealized gain (loss) on investments	48,756,563

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$50,671,996

The accompanying notes are an integral part of these financial statements.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2 OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATEMENT OF CHANGES IN NET ASSETS
For the years ended December 31, 2024 and 2023
	INVESTMENT DIVISION
	Fidelity® VIP Index 500 Portfolio (Initial Class)
	2024	2023(1)
OPERATIONS:
Net investment income (loss)	$1,915,433	$2,260,739
Realized gain distributions	139,307	1,982,023
Net realized gain (loss) on sale of fund shares	9,482,860	2,854,915
Net change in unrealized appreciation (depreciation) on investments	39,134,396	42,845,493

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	50,671,996	49,943,170

CONTRACT TRANSACTIONS:
Contractholders net payments	8,856	196,919,050
Surrenders, withdrawals and death benefits (2)	(31,924,948)	(27,718,650)
Net transfers	952,456	690,452
Annual account charges	(4,153)	(18,005)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CONTRACT TRANSACTIONS	(30,967,789)	169,872,847

TOTAL INCREASE (DECREASE) IN NET ASSETS	19,704,207	219,816,017

NET ASSETS:
Beginning of period	219,816,017	—
End of period	$239,520,224	$219,816,017

CHANGES IN UNITS OUTSTANDING:
Units issued	40,431	1,789,397
Units redeemed	(214,588)	(223,015)

Net increase (decrease)	(174,157)	1,566,382

(1) For the period January 6, 2023 to December 31, 2023.
(2) Prior period amounts have been reclassified to conform to current period presentation.

The accompanying notes are an integral part of these financial statements.

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2 OF
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 2024

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
The Prudential Variable Contract Account-2 (the Series Account) was established under the laws of the State of New Jersey as a separate investment account of The Prudential Insurance Company of America (the Company), which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial). The Series Account is registered with the SEC as an open-end, diversified management investment company under the 1940 Act and registered as a unit investment trust.
Under applicable insurance law, the assets and liabilities of the Series Account are clearly identified and distinguished from the other assets and liabilities of Company. Proceeds from purchases of group variable annuity contract (a contract or product) are invested in the Series Account. The portion of the Series Account’s assets applicable to the contracts is not chargeable with liabilities arising out of any other business the Company may conduct.
The Series Account is used in connection with contracts designed for use by employers (individually, a contractholder, and collectively, the contractholders) in making retirement arrangements on behalf of their employees (individually, a participant and collectively, the participants). Although variable annuity payments differ according to the investment performance of the Series Account, they are not affected by mortality or expense experience because the Company assumes the expense and the mortality risks under the contracts. The Series Account is a funding vehicle for the contracts which offer the option to invest in an investment division (Investment Division), also referred to as a subaccount in regulatory filings, which in turn invests in shares of the Portfolio.

There were no mergers for the period ended December 31, 2024.
The Investment Division is a diversified open-end management investment company. The Series Account indirectly bears exposure to risks which may be interrelated and include, but are not limited to, the market, credit and liquidity risks of the Investment Division in which it invests. These financial statements should be read in conjunction with the financial statements and footnotes of the Portfolio. Additional information on the Investment Division is available upon request.
The Series Account is an independent accounting entity established by the resolution of the insurance company’s board of directors or trustees to engage in a single line of business for the insurance company’s variable contracts. The Series Account is comprised of an investment division to invest in its specific corresponding Portfolio. Each investment division of the Series Account constitutes a single reportable segment because its separate financial information is available, regularly evaluated and used by the chief operating decision maker CODM to measure the segment’s performance, and also to assess the allocation of resources across the segments. The accounting policies of the segments is the same as those described in Significant Accounting Policies.
The Series Account’s CODM is a group of executives that include the chief financial officer, the life company investment committee and the business leaders associated with each Series Account. Overall business decisions for the Series Account are made by this group of executives, including the investment strategy, capital allocation and expense structure of each investment division, in accordance with the contract and applicable regulations. The measure of segment profit or loss is reported on the Statement of Operations as “Net Increase (Decrease) in Net Assets Resulting from Operations” and the measure of segment assets is reported as “Net Assets” on the Statement of Asset and Liabilities. Due to the nature of the business, the segment’s significant expenses are charges for Charges to Contractholders and Annual account charges which are reported separately on the Statement of Operations and/or Statement of Changes in Net Assets.
On April 1, 2022, Prudential Financial completed the sale of its Full Service Retirement business to Great-West Life & Annuity Insurance Company, renamed to Empower Annuity Insurance Company of America (Empower), by ceding of certain insurance policies through reinsurance which includes the Series Account and contracts. The reinsurance agreement does not extinguish Prudential Financial’s obligations to the contractholders, and Prudential Financial continues to be responsible for all contract terms and conditions of the contracts. On April 1, 2022, in connection with the reinsurance agreement, the Company and Empower also entered into an Administrative Services Agreement whereby Empower administers and services the contracts.

Significant Accounting Policies
The Series Account is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services-Investment Companies, which is part of the generally accepted accounting principles in the United States of America (GAAP). The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The most significant estimates relate to the valuation of investment in the Portfolio. Subsequent events have been evaluated through the date these financial statements were issued, and no adjustment or disclosure is required in the financial statements.
Effective for the annual reporting period ended December 31, 2024, the Series Account adopted FASB Accounting Standards Update 2023-07 Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures. The adoption of the ASU impacted only the financial statement disclosures and did not affect the Series Account’s net assets or the results of its operations.
Security Valuation
Mutual fund investments held by the Investment Division is valued at the reported net asset values of such underlying mutual funds, which value their investment securities at fair value.
The Series Account classifies its valuations into three levels based upon the observability of inputs to the valuation of the Series Account’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the reporting entity’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2024, management determined that the fair value inputs for the Series Account’s investment, which is an open-end mutual fund registered with the SEC, was considered Level 2.
Security Transactions and Investment Income
Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based upon the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend date and the amounts distributed to the Investment Division for its share of dividends and capital gain distributions, if any, are reinvested in additional full and fractional shares of the related mutual funds. Capital gain distributions, if any, received from the underlying mutual funds are recorded as 'Realized gain distributions’ within the net realized and unrealized gain/(loss) on investments section of the Statement of Operations of the applicable Investment Division.

Contracts in Payout (annuitization period)
Net assets allocated to contracts in the payout period are computed according to the industry standard mortality tables. The assumed investment return ("AIR"), elected by the annuitant, is 3.5%, 4.0%, 4.5%, 5.0% or 5.50%. The mortality risk is fully borne by the Company and may result in additional amounts being transferred into the Series Account by the Company to cover greater longevity of annuitants than expected. A receivable is established for amounts due to the Investment Division from the Company but not yet received. The amounts are included in “Net transfers” on the Statement of Changes in Net Assets. Once a contract enters the payout period, no planholder initiated transactions are permitted and, therefore, the calculation of unit value is no longer relevant, although still performed. The unit values for such contracts in payout are therefore excluded from the Financial Highlights.
Federal Income Taxes
The Company is taxed as a “life insurance company” as defined by the Internal Revenue Code. The results of operations of the Series Account form a part of Prudential Financial’s consolidated federal tax return. No federal, state or local income taxes are payable by the Series Account. As such, no provision for tax liability has been recorded in these financial statements. Prudential management will review periodically the status of the policy in the event of changes in the tax law.
Contractholders Net Payments
Contractholders net payments from contract owners by the Company are credited as accumulation units and are reported as Contract Transactions on the Statement of Changes in Net Assets of the applicable of the Investment Division.
Surrenders, Withdrawals and Death benefits
Represent amounts that contract owners have directed to be moved, in addition to permitted transfers to and from the general account.
Net Transfers
Net transfers include transfers between other investment options of the Company, not included in the Series Account.
2. PURCHASES AND SALES OF INVESTMENTS
The costs of purchases and proceeds from sales of investments for the year ended December 31, 2024, were as follows:

	Purchases	Sales
Fidelity® VIP Index 500 Portfolio (Initial Class)	$4,165,072	$33,126,791
3. EXPENSES
Charges to Contractholders
The Company deducts an amount, computed and accrued daily, from the unit value of each Investment Division of the Series Account, equal to an annual rate of 0.375%, depending on the terms of the contract. These charges compensate the Company for its assumption of certain mortality, death benefit and expense risks. The level of this charge is guaranteed and will not change. These charges are recorded as Charges to Contractholders in the Statement of Operations of the applicable Investment Division.
Annual Account Charges
An annual account charge is deducted from the account of each participant, if applicable, at the time of withdrawal of the value of all of the participant’s account or at the end of the accounting year by reducing the number of units held. The charge will first be made against a participant’s account under a fixed dollar annuity companion contract or fixed rate option of the nonqualified combination contract. If the participant has no account under a fixed contract, or if the amount under a fixed contract is too small to pay the charge, the charge will be made against the participant’s account in VCA-2. The annual account charge will not exceed $30 and is paid to the Company.
Please see the prospectus for further information.

4. FINANCIAL HIGHLIGHTS
For the Investment Division, the units outstanding, net assets, investment income ratio, the range of lowest to highest expense ratio (excluding expenses of the underlying fund), total return and accumulation unit fair values for each year or period ended December 31 are included. As the unit fair value for the Investment Division of the Series Account is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some unit values shown on the Statement of Assets and Liabilities which are calculated on an aggregated basis, may not be within the ranges presented.
The Expense Ratios represent the annualized contract expenses of the respective Investment Division of the Series Account, consisting of Charges to Contractholders, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund have been excluded.
The Total Return amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and expenses assessed through the reduction of unit values. These returns do not include any expenses assessed through the redemption of units. The Investment Division has a date notation that indicates the effective date that the investment option was available in the Series Account. The total returns are calculated for each 12-month period indicated or from the effective date through the end of the reporting period and are not annualized for periods less than one year. When a new Investment Division is added to the Series Account, the calculation of the total return begins on the day it is added even though it may not have had operations for all or some of the same period. Unit values and returns for bands for the Investment Division that had no operations activity during the reporting period are not shown. As the total returns for the Investment Division of the Series Account are presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.
The Investment Income Ratio represents the dividends, excluding distributions of capital gains, received by the Investment Division from the underlying mutual fund divided by average net assets during the period. It is not annualized for periods less than one year. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Investment Division is affected by the timing of the declaration of dividends by the underlying fund in which the Investment Division invests.

	At December 31					For the year ended December 31
	Units (000s)	Unit Value(1)			Net Assets (000s)(2)	Investment Income Ratio(2)	Expense Ratio(2)			Total Return(2)
		Lowest	–	Highest			Lowest	–	Highest	Lowest	–	Highest

	Fidelity® VIP Index 500 Portfolio (Initial Class)
2024	1,392	$172.00	to	$172.00	$239,077	1.46%	0.35%	to	0.48%	24.35%	to	24.35%
2023 (3)	1,566	$138.32	to	$138.32	$219,271	1.44%	0.38%	to	0.38%	23.91%	to	23.91%

(1) Amounts exclude contracts in the payout period.
(2) Amounts exclude Prudential’s position in the Series Account.
(3) For the period January 6, 2023 to December 31, 2023.

Report of Independent Registered Public Accounting Firm
To the Board of Directors of The Prudential Insurance Company of America and the Contractholders of The Prudential Variable Contract Account-2
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Fidelity® VIP Index 500 Portfolio (Initial Class) of The Prudential Variable Contract Account-2 as of December 31, 2024, the related statement of operations for the year then ended, and the statements of changes in net assets for the year ended December 31, 2024 and the period January 6, 2023 (commencement of operations) through December 31, 2023, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of Fidelity® VIP Index 500 Portfolio (Initial Class) of The Prudential Variable Contract Account-2 as of December 31, 2024, the results of its operations for the year then ended, and the changes in its net assets for the year ended December 31, 2024 and the period January 6, 2023 (commencement of operations) through December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of The Prudential Insurance Company of America management. Our responsibility is to express an opinion on the financial statements of the investment division of The Prudential Variable Contract Account-2 based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the investment division of The Prudential Variable Contract Account-2 in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of the investment owned as of December 31, 2024 by correspondence with the transfer agent of the investee mutual fund. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
New York, New York
April 29, 2025
We have served as the auditor of the investment division of The Prudential Variable Contract Account-2 since 2023.

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA
STATUTORY FINANCIAL STATEMENTS AND
ADDITIONAL INFORMATION
December 31, 2024, 2023 and 2022
and Report of Independent Auditors

Report of Independent Auditors

To the Board of Directors and Management of
The Prudential Insurance Company of America

Opinions

We have audited the accompanying statutory financial statements of The Prudential Insurance Company of America (a wholly owned subsidiary of Prudential Financial, Inc.) (the “Company”), which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2024 and 2023, and the related statutory statements of operations and changes in capital and surplus, and of cash flows for each of the three years in the period ended December 31, 2024, including the related notes (collectively referred to as the “financial statements”).

Unmodified Opinion on Statutory Basis of Accounting

In our opinion, the accompanying financial statements present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2024, in accordance with the accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department”) described in Note 1.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles section of our report, the accompanying financial statements do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2024 and 2023, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2024.

Basis for Opinions

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Department, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Responsibilities of Management for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Department. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for one year after the date the financial statements are available to be issued.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with US GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the financial statements.

In performing an audit in accordance with US GAAS, we:

•Exercise professional judgment and maintain professional skepticism throughout the audit.
•Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements.
•Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control. Accordingly, no such opinion is expressed.
•Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the financial statements.
•Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

Supplemental Information

Our audit was conducted for the purpose of forming an opinion on the financial statements taken as a whole. The supplemental Annual Statement Schedule 1 – Selected Financial Data, Supplemental Investments Risks Interrogatories Schedule, Summary Investment Schedule, and Supplemental Schedule of Reinsurance Disclosures (collectively referred to as the “supplemental schedules”) of the Company as of December 31, 2024 and for the year then ended are presented to comply with the National Association of Insurance Commissioners’ Annual Statement Instructions and Accounting Practices and Procedures Manual and for purposes of additional analysis and are not a required part of the financial statements. The supplemental schedules are the responsibility of management and were derived from and relate directly to the underlying accounting and other records used to prepare the financial statements. The supplemental schedules have been subjected to the auditing procedures applied in the audit of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves and other additional procedures, in accordance with auditing standards generally accepted in the United States of America. In our opinion, the supplemental schedules are fairly stated, in all material respects, in relation to the financial statements taken as a whole.

/s/ PricewaterhouseCoopers LLP

New York, New York
April 17, 2025

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS

	December 31, 2024	December 31, 2023
	(in millions)
ASSETS
Bonds	$80,001	$85,754
Preferred stocks	188	168
Common stocks	12,493	11,748
Mortgage loans on real estate	18,383	19,848
Real estate	269	297
Contract loans	2,007	1,911
Cash and short-term investments	3,228	4,235
Derivatives	4,054	3,382
Securities lending reinvested collateral assets	8,384	—
Other invested assets	10,322	10,269
Total cash and invested assets	139,329	137,612
Premiums due and deferred	4,546	4,033
Accrued investment income	976	972
Current federal income tax recoverable	644	524
Net deferred tax asset	2,036	2,098
Other assets	2,937	2,343
Separate account assets	164,941	152,092
TOTAL ADMITTED ASSETS	$315,409	$299,674

LIABILITIES, CAPITAL AND SURPLUS
LIABILITIES
Policy liabilities and insurance reserves:
Future policy benefits and claims	$85,789	$83,707
Deposit-type contracts	15,097	15,560
Advanced premiums	52	49
Policy dividends	1,435	1,352
Asset valuation reserve	4,649	4,527
Transfers to (from) separate accounts due or accrued	(317)	(307)
Securities sold under agreement to repurchase	4,133	3,558
Cash collateral held for loaned securities	4,890	4,115
Derivatives	2,883	2,920
Other liabilities	16,296	16,319
Separate account liabilities	164,712	151,789
Total liabilities	299,619	283,589

CAPITAL AND SURPLUS
Common capital stock and gross paid in and contributed surplus	10,359	7,435
Surplus notes	350	349
Special surplus fund	1,600	1,249
Unassigned surplus	3,481	7,052
Total capital and surplus	15,790	16,085
TOTAL LIABILITIES, CAPITAL AND SURPLUS	$315,409	$299,674
See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF OPERATIONS AND CHANGES IN CAPITAL AND SURPLUS

	Years Ended
	December 31,
	2024	2023	2022
	(in millions)
REVENUES
Premiums and annuity considerations	$49,412	$20,500	$24,925
Net investment income	5,286	5,373	5,265
Other income (loss)	3,529	846	1,691
Total Revenues	58,227	26,719	31,881

BENEFITS AND EXPENSES
Death benefits	4,619	4,519	4,469
Annuity benefits	17,728	16,345	14,365
Disability benefits	1,509	1,380	1,290
Other benefits	20	22	20
Surrender benefits and fund withdrawals	22,641	13,808	12,893
Net increase (decrease) in reserves	1,683	(8,143)	(8,330)
Commissions	960	894	973
Net transfer to (from) separate accounts	5,065	(6,106)	3,594
Other expenses (benefits)	2,106	1,875	609
Total Benefits and Expenses	56,331	24,594	29,883

OPERATING INCOME (LOSS) BEFORE DIVIDENDS AND INCOME TAXES	1,896	2,125	1,998
Dividends to policyholders	112	85	12

OPERATING INCOME (LOSS) BEFORE INCOME TAXES	1,784	2,040	1,986
Income tax expense (benefit)	362	(38)	956

INCOME (LOSS) FROM OPERATIONS	1,422	2,078	1,030
Net realized capital gains (losses)	(177)	(346)	86

NET INCOME (LOSS)	$1,245	$1,732	$1,116

CAPITAL AND SURPLUS
CAPITAL AND SURPLUS, BEGINNING OF PERIOD	$16,085	$14,049	$19,123
Net income (loss)	1,245	1,732	1,116
Change in common capital stock and gross paid in and contributed surplus	2,924	753	966
Change in net unrealized capital gains (losses)	(2,391)	2,090	(3,900)
Change in nonadmitted assets	(367)	1,551	(2,766)
Change in asset valuation reserve	(123)	(548)	303
Change in net deferred income tax	48	(354)	609
Change in reserve on account of change in valuation basis	—	83	—
Dividends to stockholders	(1,550)	(3,100)	(2,540)
Net change in separate accounts surplus	(455)	(339)	(727)
Amortization related to employee retirement plans and other pension adjustments	(52)	81	509
Deferred reinsurance allowance	390	(75)	1,006
Other changes, net	36	162	350
Net change in capital and surplus	(295)	2,036	(5,074)
CAPITAL AND SURPLUS, END OF PERIOD	$15,790	$16,085	$14,049

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended
		December 31,
	2024	2023	2022
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations	$37,245	$27,176	$27,155
Net investment income	5,299	5,435	5,253
Other income	1,931	1,753	1,537
Separate account transfers	6,623	8,348	4,769
Benefits and claims	(44,984)	(36,600)	(34,086)
Policyholders’ dividends	(30)	(29)	(30)
Federal income taxes	(203)	64	(970)
Other operating expenses	(2,441)	(1,983)	(862)

Net cash from (used in) operating activities	3,440	4,164	2,766

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds	7,289	13,252	16,245
Stocks	3,096	2,058	2,251
Mortgage loans on real estate	2,302	1,622	2,706
Real estate	15	43	146
Other invested assets	1,021	911	868
Miscellaneous proceeds	639	307	202
Payments for investments acquired
Bonds	(10,889)	(9,733)	(16,670)
Stocks	(2,913)	(1,142)	(1,574)
Mortgage loans on real estate	(1,853)	(1,659)	(3,106)
Real estate	(26)	(57)	(67)
Other invested assets	(1,347)	(1,824)	(712)
Miscellaneous applications	(718)	(641)	(1,982)

Net cash from (used in) investing activities	(3,384)	3,137	(1,693)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments of) borrowed money	(30)	(111)	(31)
Proceeds from (payments of) surplus paid in	—	—	1,022
Dividends to stockholders	(1,550)	(3,100)	(2,400)
Net deposits on deposit-type contract funds	(1,026)	(1,133)	66
Other financing activities	1,543	(1,438)	(3,554)

Net cash from (used in) financing activities	(1,063)	(5,782)	(4,897)

NET CHANGE IN CASH AND SHORT-TERM INVESTMENTS	(1,007)	1,519	(3,824)
CASH AND SHORT-TERM INVESTMENTS, BEGINNING OF PERIOD	4,235	2,716	6,540
CASH AND SHORT-TERM INVESTMENTS, END OF PERIOD	$3,228	$4,235	$2,716

For supplemental disclosures of non-cash transactions see Note 1B in the Notes to Statutory Financial Statements.

See Notes to Statutory Financial Statements

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
1A.     Business
The Prudential Insurance Company of America (the “Company”, “PICA”, or “Prudential Insurance”) is a wholly owned subsidiary of Prudential Financial, Inc. (“Prudential Financial” or “PFI”). The Company was founded in 1875 under the laws of the State of New Jersey.

Prudential Insurance provides a wide range of insurance, investment management, and other financial products and services to both individual and institutional customers throughout the United States. The principal products and services of the Company include individual life insurance, annuities, group insurance and retirement-related products and services. The Company also reinsures certain products from affiliated international insurers. The Company conducts its businesses through its operations and the operations of certain of its subsidiaries and affiliates in all 50 states. The principal executive offices of Prudential Insurance are located in Newark, New Jersey.

On December 18, 2001 (the “date of demutualization”), Prudential Insurance converted from a mutual life insurance company to a stock life insurance company. The demutualization was completed in accordance with Prudential Insurance’s Plan of Reorganization, which was approved by the Commissioner of Banking and Insurance of the State of New Jersey in October 2001.

1B.     Accounting Practices
The Company, domiciled in the state of New Jersey, prepares its statutory financial statements in accordance with accounting practices prescribed or permitted by the New Jersey Department of Banking and Insurance (the “Department” or “NJDOBI”). Prescribed statutory accounting practices (“SAP”) include publications of the National Association of Insurance Commissioners (“NAIC”), state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed by the Department. The NAIC “Accounting Practices and Procedures Manual” (“NAIC SAP” or the “Manual”) reporting differs from accounting principles generally accepted in the United States (“GAAP”). NAIC SAP is designed to address the concerns of regulators. GAAP is designed to meet the varying needs of the different users of financial statements.
The State of New Jersey requires that insurance companies domiciled in the State of New Jersey prepare their statutory basis financial statements in accordance with the NAIC SAP, subject to any deviations prescribed or permitted by the Department (“NJ SAP”). The Company’s statutory accounting policies differ from the Manual due to deviations prescribed or permitted by the Department.

The following is a summary of accounting practices permitted and prescribed by the Department and the domiciliary regulator of certain subsidiaries as reflected in the Company’s statutory financial statements including those in the statutory financial statements of subsidiaries:
•The Company records leasehold improvements as admitted assets. New Jersey law allows insurance companies domiciled in New Jersey to admit leasehold improvements as admitted assets. Under Statement of Statutory Accounting Principles (“SSAP”) No. 19, “Furniture, Fixtures, Equipment and Leasehold Improvements,” NAIC statutory accounting practices require non-admittance of leasehold improvements.

•Pursuant to New Jersey law, the Commissioner of the Department may require or permit a different basis of valuation of separate account assets.  The Company values separate account assets for certain non-participating group annuity products, related to its pension risk transfer business, as if the assets were held in the general account. Under SSAP No. 56, “Separate Accounts” (“SSAP No. 56”), separate account assets supporting fund accumulation contracts (“GICs”), which do not participate in underlying portfolio experience, with a fixed interest rate guarantee, purchased under a retirement plan or plan of deferred compensation, established or maintained by an employer, will be recorded as if the assets were held in the general account while assets supporting all other contractual benefits shall be recorded at fair value on the date of valuation. The participants in the Company’s non-participating group annuity products do not participate in the investment income of the underlying assets, and therefore, the valuation prescribed by the Department follows the similar general account treatment. With certain separate account assets being valued as if they were held in the general account, the Company’s separate account reserves and related asset adequacy analysis reserves are also adjusted accordingly.  As of December 31, 2024 and 2023, Risk-Based Capital (“RBC”) calculated using this prescribed practice resulted in RBC consistent with the amount calculated using NAIC guidance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

•In 2014, Prudential Legacy Company of New Jersey (“PLIC”), an insurance subsidiary of the Company, received approval from its domiciliary insurance department (New Jersey) for the following permitted accounting practices:

1)Approval to utilize a non-prescribed discount rate for purposes of discounting the present value of guaranteed liabilities in the Company’s RBC calculation. Based on the applicable valuation requirements of separate account assets as indicated in SSAP No. 56, NAIC guidance indicates that RBC is calculated as the excess of the regular C-1 and C-3 standards over the applicable reserve margins. Under the guidance, the reserve margin is calculated as the excess of the book/adjusted carrying value (“BACV”) of the assets supporting the reserve over the present value of the guaranteed payments. The present value of guaranteed payments is calculated using the expected net portfolio rate of return and is not to exceed 105 percent of U.S. Treasury spot rates. The excess, if any, of the asset value over the present value of guaranteed payments is first applied to reduce the C-3 requirement. The remainder is used to reduce the C-1 requirement. The permitted practice allows for the use of a discount rate, for purposes of discounting the present value of guaranteed liabilities, comprised of spot rates derived from a 50%/50% blend of U.S. Treasury-based spot rates and the Bond Index, where the Bond Index is composed of the Barclays Short Term Corporate Index for the ½ year maturity point and the Barclays U.S. Corporate Investment Grade Bond Index for all other maturities, as opposed to the discount rate described above. The modification of the discount rate used in the RBC calculation is consistent with the rate recommended by the Annuity Reserves Work Group of the American Academy of Actuaries for use for certain reserves. The discount rate utilized is limited to the sum of 1) U.S. Treasury-based spot rates and 2) 90% of the market spread of the asset portfolio within the Company. As of December 31, 2024 and 2023, RBC calculated using this permitted practice resulted in RBC equal to the amount calculated using NAIC guidance.

2)Approval to apply amortized cost accounting for interest sensitive assets and liabilities, post reinsurance transaction, to Prudential Legacy Separate Account in a manner that differs from SSAP No. 56. Specifically, the permitted practice provides for the following after the initial reinsurance transaction was recorded:

◦To record bonds pursuant to SSAP Nos. 26R and 43R, “Bonds” and “Loan-Backed and Structured Securities”; mortgage loans pursuant to SSAP No. 37, “Mortgage Loans”; and preferred stock pursuant to SSAP No. 32, “Preferred Stock” (“SSAP No. 32”) instead of recording these securities at fair value as required by SSAP No. 56.

◦The creation of a new IMR with $0 value at inception. The creation of the IMR is consistent with the accounting approved by the Department discussed above to record interest sensitive assets using amortized cost. Under SSAP No. 56, an IMR is established for separate accounts recorded at book value. With the creation of the new IMR, the Department approved the Company’s ability to admit negative IMR should it occur as an admitted asset to ensure that the impact of trading activities on surplus within Prudential Legacy Separate Account is similar to that which would have occurred under SSAP No. 56 accounting guidance.

◦To record reserves that meet New Jersey minimum reserve requirements, consistent with Prudential Insurance’s reserving prior to the above mentioned reinsurance transaction. SSAP No. 56 requires that reserves in separate accounts be adjusted for current interest rates in the event that assets are recorded at fair value. For the purpose of reconciling net income and capital and surplus between prescribed statutory accounting practices and permitted statutory accounting practices, in the calculation of the prescribed practice statutory reserves, the current year’s statutory valuation rate is being used as the proxy for the current market rate, and the cash value floor is being applied in the aggregate. Absent the permitted practice discussed above, the Company’s separate account assets would be required to be held at fair value.

◦To record all derivatives, which are designed to hedge interest rate risk, at amortized cost, and upon termination or sale, the realized gain or loss is reflected in the IMR to ensure that the net impact on surplus is similar to that which would have occurred had other interest rate sensitive assets been sold. SSAP No. 86, “Derivatives” (“SSAP No. 86”) indicates that derivatives that are used for hedging transactions for which an entity either (1) does not meet the criteria for hedge accounting or (2) does meet the criteria but the entity has chosen not to apply hedge accounting shall be accounted for at fair value with changes in value recorded as unrealized gains or losses.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

A reconciliation of the Company’s net income, capital and surplus, assets and liabilities between NAIC SAP and practices permitted and prescribed by the Department as of and for the years ended December 31, is shown below:

	SSAP #	F/S Page	F/S Line #	2024	2023	2022
				(in millions)
Net Income
New Jersey state basis (Page 5, Net Income)				$1,245	$1,732	$1,116

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	5	Other income (loss)	(506)	206	600
Separate Account Valuation	56	5	Net increase (decrease) in reserves	506	(206)	(600)

NAIC SAP				$1,245	$1,732	$1,116

Surplus
New Jersey state basis (Page 5, Total Capital and Surplus)				$15,790	$16,085	$14,049

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Admit leasehold improvements	19	5	Change in nonadmitted assets	56	57	46

NAIC SAP				$15,734	$16,028	$14,003

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

	SSAP #	F/S Page	F/S Line #	2024	2023
				(in millions)
Assets
New Jersey state basis (Page 4, Total Assets)				$315,409	$299,674

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	4	Separate account assets	3,573	2,562
Admit leasehold improvements	19	4	Other assets	56	57

NAIC SAP				$311,780	$297,055

Liabilities
New Jersey state basis (Page 4, Total Liabilities)				$299,619	$283,589

State Prescribed Practices that are an increase (decrease) from NAIC SAP:
Separate Account Valuation	56	4	Future policy benefits and claims	(1,794)	(1,288)
Separate Account Valuation	56	4	Separate account liabilities	5,367	3,850

NAIC SAP				$296,046	$281,027

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table illustrates the supplemental disclosure of non-cash items excluded from the Statutory Statements of Cash Flows:

	Years Ended
	December 31,
	2024	2023	2022
	(in millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Premiums and annuity considerations (1) (3) (4) (5)	$(11,693)	$6,716	$2,101
Net investment income (4)	(26)	(27)	(10)
Other income (3) (5)	(41)	672	(322)
Separate account transfers (1)	11,693	2,264	8,245
Benefits and claims	—	—	(481)
Federal income taxes	22	22	430
Other operating expenses (3)	(4)	310	7
Net cash from (used in) operating activities	(49)	9,957	9,970

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold, matured or repaid
Bonds (4) (7)	(7,945)	(1,720)	(6,212)
Stocks (4) (5) (6)	(536)	—	(1,077)
Mortgage loans on real estate (4) (7)	(888)	—	(1,606)
Other invested assets	(6)	(88)	(43)
Miscellaneous proceeds (3) (7)	8,725	(394)	(113)
Payments for investments acquired
Bonds (3)	—	369	308
Stocks (2) (6)	3,545	591	883
Mortgage loans on real estate	5	5	157
Other invested assets	154	239	—
Miscellaneous applications (5) (7)	(41)	—	(1,100)
Net cash from (used in) investing activities	3,013	(998)	(8,803)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from (payments of) surplus paid in (2) (4)	(2,924)	(753)	56
Dividends to stockholders (5)	—	—	140
Net deposits on deposit-type contract funds (3)	—	699	—
Other financing activities (3) (4) (5)	(40)	(8,905)	(1,363)
Net cash from (used in) financing activities	(2,964)	(8,959)	(1,167)

Total non-cash transactions	$—	$—	$—

(1) Includes in-kind asset receipts related to pension risk transfer transactions (-$11,693 million as of 2024, -$2,264 million as of 2023, and -$8,245 million as of 2022).
(2) Includes capital contributions from parent passed through to subsidiaries in 2024 of -$2,796 million. For additional information see Note 13.
(3) Includes impacts from the ceded reinsurance transaction covering structured settlements effective third quarter of 2023. For additional information see Notes 7 and 17.
(4) Includes the impacts from the sale of the Full Service Retirement business effective second quarter of 2022. For additional information see Notes 7 and 17.
(5) Includes impacts from the recapture of an affiliated YRT reinsurance agreement effective first quarter of 2022. For additional information see Notes 7 and 17.
(6) Includes capital contribution to insurance subsidiary in 2024 of -$416 million. For additional information see Note 13.
(7) Includes transfer into securities lending reinvested collateral assets (-$7,945 million of bonds, -$876 million of mortgage loans on real estate, and -$40 million of derivatives as of 2024). For additional information see Note 1D (15).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

1C.     Use of Estimates
The preparation of financial statements in conformity with SAP requires management to make estimates and assumptions that affect the reported assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.
The most significant estimates include those used in determining measurement of any related impairment; valuation of investments including derivatives (in the absence of quoted market values) and the recognition of other-than-temporary impairments; aggregate reserves for life, accident, and health contracts, including guarantees; pension and other postretirement benefits; provision for income taxes and valuation of deferred tax assets; goodwill; and reserves for contingent liabilities, including reserves for losses in connection with unresolved legal matters.

1D.     Accounting Policy
The Company uses the following accounting policies:
1)Cash includes cash on deposit and cash equivalents. Cash equivalents are short-term, highly liquid investments, with original maturities of three months or less, that are both readily convertible to known amounts of cash and so near their maturity that they represent insignificant risk of changes in value because of changes in interest rates. Cash equivalents also include money market funds. They are stated at amortized cost which approximates fair value.
Short-term investments primarily consist of money market funds and highly liquid debt instruments with a remaining maturity of twelve months or less and greater than three months when purchased. They are stated at amortized cost, which approximates fair value.
2)Bonds, which consist of long-term bonds, are stated primarily at amortized cost in accordance with the valuation prescribed by the Department and the NAIC. Bonds rated by the NAIC are classified into twenty categories ranging from highest quality bonds to those in or near default. Bonds rated in the top nineteen categories are generally valued at amortized cost while bonds rated in the lowest category are valued at lower of amortized cost or fair market value.
The Company follows both the prospective and retrospective methods for amortizing bond premium and discount. Both methods require the recalculation of the effective yield at each reporting date if there has been a change in the underlying assumptions. For the prospective method, the recalculated yield will equate the carrying amount of the investment to the present value of the anticipated future cash flows. The recalculated yield is then used to accrue income on the investment balance for subsequent accounting periods. There are no accounting changes in the current period unless the undiscounted anticipated cash flow is less than the carrying amount of the investment. For the retrospective method, the recalculated yield is the rate that equates the present value of actual and anticipated future cash flows with the original cost of the investment. The current balance of the investment is increased or decreased to the amount that would have resulted had the revised yield been applied since inception and investment income is correspondingly decreased or increased.
For other-than-temporary impairments, the cost basis of the bond excluding loan-backed and structured securities is written down to fair market value as a new cost basis and the amount of the write down is accounted for as a realized loss. For loan-backed and structured securities, the cost basis of the bond is written down to the present value of cash flows expected to be collected, discounted at the loan-backed or structured security's effective yield.

The Company holds bonds that utilize the systematic value measurement method approach for Securities Valuation Office (“SVO”)-Identified investments. The Company consistently utilizes the same measurement method for all SVO-Identified investments and none are being reported at a different measurement method from what was used in a prior annual statement. All of the securities still held qualify for the systematic value method.

Loan-backed and structured securities are primarily carried at amortized cost. For loan-backed and structured securities, the effective yield is based on estimated cash flows, including prepayment assumptions based on data from widely accepted third-party data sources or internal estimates. For high credit quality loan-backed and structured securities (those rated AA or above), cash flows are provided quarterly, and the amortized cost and effective yield of the security are adjusted as necessary to reflect historical prepayment experience and changes in estimated future prepayments. The adjustments to amortized cost for those securities rated AA or above are recorded in accordance with the retrospective method. For loan-backed and structured securities rated below AA, the effective yield is adjusted prospectively for any changes in estimated cash flows.

The NAIC designations for non-agency residential mortgage-backed securities (“RMBS”), including asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2024 and 2023.
Similar to the change for RMBS, the NAIC designations for commercial mortgage-backed securities (“CMBS”) are based on security level expected losses as modeled by an independent third party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized. The model used in determining NAIC designations was updated and utilized for reporting as of December 31, 2024 and 2023.
3)Preferred stocks include unaffiliated preferred stocks and investments in subsidiaries. Preferred stocks rated by the NAIC are classified into six categories ranging from highest quality preferred stocks to those in or near default. Redeemable preferred stocks rated in the top three categories are generally valued at cost while preferred stocks rated in the lower three categories are generally valued at lower of cost or fair value. All perpetual and mandatory convertible preferred stocks are recorded at fair value regardless of the rating category. For other-than-temporary impairments, the cost basis of the preferred stock is written down to fair market value as a new cost basis and the amount of the write down is recorded as a realized loss.
4)Common stocks include unaffiliated common stocks and investments in subsidiaries. See (7) below for information related to investments in subsidiaries. Unaffiliated common stocks are carried at fair value. Dividends from these investments are generally recognized in “Net investment income” on the ex-dividend date.
5)Mortgage loans on real estate (“Mortgage loans”) are stated primarily at unpaid principal balances, net of unamortized premiums and discounts and impairments. Impaired loans are identified by management when it is considered probable that all amounts due according to the contractual terms of the loan agreement will not be collected. These loans are recorded based on the fair value of the collateral less estimated costs to obtain and sell. The difference between the net value of the collateral and the recorded investment in the mortgage loan is recognized as an impairment by creating a valuation allowance with a corresponding charge to unrealized loss or by adjusting an existing valuation allowance for the impaired loan with a corresponding charge or credit to unrealized gain or loss. Other-than-temporary impairments are then recognized as a realized loss in net income.
Interest received on impaired loans, including loans that were previously modified in a troubled debt restructuring, is generally either applied against the principal or reported as revenue, according to management’s judgment as to the collectability of principal. Management discontinues accruing interest on impaired loans after the loans are ninety days delinquent as to principal or interest, or earlier when management has substantial doubts about collectability. When this interest is deemed uncollectible, it is reversed against interest income on loans for the current period. Generally, a loan is restored to accrual status only after all delinquent interest and principal are brought current and, in the case of loans where interest has been interrupted for a substantial period, a regular payment performance has been established.
6)Real estate includes properties occupied by the Company and properties held for sale. Properties occupied by the Company are carried at cost less accumulated straight-line depreciation, encumbrances, and other-than-temporary impairments. Properties held for sale are valued at lower of depreciated cost or fair value less encumbrances and estimated disposition costs.
7)Investments in subsidiaries are accounted for using the equity method as defined in SSAP No. 97, “Investments in Subsidiary, Controlled and Affiliated Entities” (“SCA”) (“SSAP No. 97”). Investments in domestic insurance subsidiaries are recorded based on the underlying audited statutory equity of the respective entity's financial statements, adjusted for unamortized goodwill as provided for in SSAP No. 68, “Business Combinations and Goodwill.” Investments in foreign insurance subsidiaries are recorded based on audited U.S. GAAP equity adjusted, if needed, to a limited statutory basis of accounting in accordance with paragraph 9 of SSAP No. 97. Investments in non-insurance subsidiaries that do not engage in certain transactions or activities, per paragraph 8b ii of SSAP No. 97 are recorded based on audited U.S. GAAP equity of the investee. The change in subsidiaries’ net assets, excluding capital contributions and distributions, is included in “Change in net unrealized capital gains (losses).” Dividends or distributions received from the investee are recognized in “Net investment income” when declared to the extent they are not in excess of undistributed accumulated earnings attributed to the Company’s investment. The Company has assessed the non-insurance entities subject to SSAP No. 97 and based upon the amount of capital that these entities represent and the Company's strong capital position, the Company has decided not to obtain GAAP audits for certain entities as of December 31, 2024 and 2023.

8)Other invested assets include primarily the Company’s investment in joint ventures, limited liability companies and other forms of partnerships. These investments are accounted for using an equity method as defined in SSAP No. 97 or SSAP No. 48, depending upon whether the investee is a Subsidiary, Controlled, or Affiliated Entity, as defined in SSAP No. 97. These entities are valued based on the underlying audited U.S. GAAP equity of the investee, or alternatives permitted by SSAP No. 97 and SSAP No. 48, as applicable.

9)Derivatives used by the Company include swaps, futures, forwards, and options and may be exchange-traded or contracted in the over-the-counter market. Derivative instruments used in hedging transactions that meet the criteria of a highly effective hedge are considered an effective hedge and are permitted to be valued and reported in a manner that is consistent with the hedged asset or

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

liability. To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship. Any derivative premiums that are not paid at inception of the derivative are recorded separately for the estimated fair value of the derivative as a portion of the Payable for Securities or Receivable for Securities line items on the balance sheet. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge, or that meet the required criteria but the Company has chosen not apply hedge accounting, are accounted for at fair value and the changes in fair value are recorded through “Change in net unrealized gains (losses).” Derivatives are reported as either assets or liabilities within “Derivatives.” Derivative instruments and the related gains and losses are presented in the Statutory Statements of Cash Flows within the “Miscellaneous proceeds” and “Miscellaneous applications” lines of the “Cash flows from investing activities” section. See Note 8, Derivatives, for additional disclosures.

10)The Company considers anticipated investment income when calculating its premium deficiency reserves in accordance with SSAP No. 54R, “Individual and Group Accident and Health Contracts.”
11)Accident and health reserves represent the estimated value of the future payments, adjusted for contingencies and interest. The remaining reserves for active life reserves and unearned premiums are valued using the preliminary term method, gross premium valuation method, or a pro rata portion of gross premiums. Reserves are also held for amounts not yet due on hospital benefits and other coverages.
12)The Company has not modified its capitalization policy from the prior period.
13)The Company does not have any pharmaceutical rebates receivable.
14)Repurchase agreements and reverse repurchase agreements are agreements between a seller and a buyer, whereby the seller of securities sells and simultaneously agrees to repurchase the same or substantially the same securities from the buyer at an agreed upon price and, usually, at a stated date as defined in SSAP No. 103R, “Transfers and Servicing of Financial Assets and Extinguishments of Liabilities” (“SSAP No. 103R”). Repurchase agreements (securities sold under agreements to repurchase) are generally accounted for as secured borrowings. The assets transferred are not removed from the balance sheet, the cash collateral received is invested and reported on balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount at least equal to 95% of the fair value of the securities sold. An offsetting liability is reported in “Securities sold under agreements to repurchase.” For reverse repurchase agreements (securities purchased under agreements to resell), an asset is recorded in “Cash, and short-term investments” to reflect the receivable from the counterparty. Dollar repurchase agreements and reverse dollar repurchase agreements involve debt instruments that are pay-through securities collateralized with GNMA, FNMA and FHLMC and similar securities. The Company typically uses “to be announced” (“TBAs”) securities in the dollar repurchase and reverse dollar repurchase agreements which are accounted for as derivatives. Dollar repurchase and reverse dollar repurchase agreements are reported in “Derivatives” with the change in value reported as “Change in net unrealized capital gains (losses).” Income and expenses related to these transactions used to earn spread income are reported as “Net investment income.” Net realized capital gains (losses) are recorded upon termination of the agreements.
15)Securities lending transactions are transactions where the Company loans securities to a third party, primarily large brokerage firms. These transactions are accounted for as secured borrowings. Cash collateral received is invested and reported on the balance sheet and accounted for based on the type of investment. The Company obtains collateral in an amount equal to 102% and 105% of the fair value of the domestic and foreign securities, respectively. A liability to return collateral received is reported in “Cash collateral held for loaned securities.” Income and expenses associated with securities lending transactions used to earn spread income are reported as “Net investment income.” Beginning in 2024, the Company's General Account and certain of its guaranteed separate accounts together invest in affiliated commingled investment vehicles. The reinvested collateral amounts representing the General Account's proportional share of the commingled investment vehicles are presented in “Securities lending reinvested collateral assets.” The total securities lending reinvested collateral assets of $8,384 million, as of December 31, 2024, includes $5,850 million of bonds, $1,662 million of cash and short-term investments, $855 million of mortgage loans on real estate and $17 million of derivatives. Disclosures related to these specific asset classes include the reinvested collateral. In 2023, the General Account's investment in these vehicles was presented within each of the respective investment line items, as the Company's guaranteed separate accounts held no interest in the vehicles.

16)Contract loans are stated at unpaid principal balances.
17)Net realized capital gains (losses) are computed using the specific identification method. Net realized investment gains and losses are generated from numerous sources, including the sale of bonds, stocks, other type of investments, as well as adjustments to the cost basis of investments for other-than-temporary impairments. Realized investment gains and losses are also generated from the termination of derivatives that do not qualify for hedge accounting. Investments carried at cost and amortized cost are adjusted for impairments considered other-than-temporary. All bonds, preferred stocks and common stocks with unrealized losses are subject to review to identify other-than-temporary impairments in value. Several factors must be considered to determine whether a decline in value of a security is other-than-temporary, including:

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

a)    the reasons for the decline in value (credit event, currency or interest related, including general spread widening);
b)    a company’s ability and intent to hold its investment for a period of time to allow for recovery of value;
c)    a company’s intent to sell its investment before recovery of the cost of the investment;
d)    the financial condition of and near-term prospects of the issuer; and
e)    for stocks, the extent and duration of the decline.

For bonds, excluding loan-backed and structured securities, when it is determined that there is an other-than-temporary impairment, the Company records a write down to the estimated fair value of the bond, which reduces its amortized cost. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the asset valuation reserve (“AVR”), and interest related impairments are directly applied to the IMR, on an after-tax basis. The AVR is used to stabilize surplus from fluctuations in the market value of bonds, stocks, mortgage loans, real estate, limited partnerships and other investments. Changes in the AVR are accounted for as direct increases or decreases in surplus. The IMR captures interest related realized gains and losses on sales of bonds (net of taxes), preferred stocks, mortgage loans, interest related other-than-temporary impairments (net of taxes) and realized gains or losses on terminated interest rate related derivatives (net of taxes), which are amortized into net income over the expected years to maturity of the investments sold or the item being hedged by the derivative using the grouped method.
The new cost basis of an impaired bond is not adjusted for subsequent increases in estimated fair value. Estimated fair values for bonds, other than private placement bonds, are generally based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for private placement bonds are typically determined primarily by using a discounted cash flow model, which relies upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions and takes into account, among other factors, the credit quality of the issuer and the reduced liquidity associated with private placements. In determining the estimated fair value of certain securities, including those that are distressed, the discounted cash flow model may also use unobservable inputs, which reflect management’s own assumptions about the inputs market participants would use in pricing the asset.

For loan-backed and structured securities, when an other-than-temporary impairment has occurred because the Company does not expect to recover the entire amortized cost basis of the security, the amount of the other-than-temporary impairment recognized as a realized loss shall equal the difference between the investment's amortized cost basis and the present value of cash flows expected to be collected, discounted at the loan-backed or structured security’s effective interest rate. Credit event related impairments are recorded in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” and applied to the AVR, and interest related impairments are directly applied to the IMR, on an after-tax basis. Additionally, the amortized cost of the security, less the other-than-temporary impairment recognized as a realized loss, shall become the new amortized cost basis of the investment. When the Company has the intent to sell or cannot assert ability and intent to hold to recovery, the security is impaired to its fair value.
For stocks, when it is determined that there is an other-than-temporary impairment, the Company records a write down in the Statement of Operations and Changes in Capital and Surplus within “Net realized capital gains (losses)” to the estimated fair value, which reduces the cost basis. Impairment losses on stocks are applied to the AVR as they are not interest rate related. The new cost basis of an impaired security is not adjusted for subsequent increases in the estimated fair value. Estimated fair values for publicly traded common stock are based on quoted market prices or prices obtained from independent pricing services. Estimated fair values for privately traded common stock are determined using valuation and discounted cash flow models that require a substantial level of judgment.
18)Separate account assets and liabilities are generally reported at estimated fair value and represent segregated funds, which are invested for certain policyholders, pension funds and other customers in accordance with SSAP No. 56. However, there are some separate account assets and liabilities that support products with guarantees and are carried at the same basis as the general account. The assets consist primarily of common stocks, long-term bonds, real estate, mortgages and short-term investments. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The liabilities include reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with fair value changes are generally borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Mortality, policy administration, surrender charges, and investment management fees on the accounts are included in “Other income (loss).” Separate account premiums are income transfers to the separate account, while separate account benefits, surrenders, reserve transfers and other policyholder charges are expense transfers from the separate account. The net amount of this separate account transfer to and from activity is recorded through “Net transfer to (from) separate accounts.” Accrued separate account transfer activity is recorded through “Transfers to (from) separate accounts due or accrued.”
19)Life premiums are recognized as revenue when due from policyholders under the terms of the insurance contract in accordance with SSAP No. 51R. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred. Premiums due and deferred include amounts uncollected, due and unpaid, and deferred.
20)Policy reserves are generally based on mortality or morbidity tables and valuation interest rates, which are consistent with statutory requirements and are designed to be sufficient to provide for contractually guaranteed benefits. The Company generally holds reserves greater than those developed using minimum statutory reserving rules. In addition, the Appointed Actuary performs asset adequacy analysis annually to determine whether the policy reserves established are adequate considering the assets supporting them.
21)The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is based on statutory results and experience of the Company, including investment income, net realized investment gains or losses over a number of years, mortality experience and other factors. Dividends declared by the Board of Directors, which have not been paid, are included in “Policy dividends” in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus.
22)AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest related investment losses. Changes in the AVR are charged or credited directly to surplus.
23)Income tax expense is based upon taxes currently payable and changes in deferred taxes are reported in surplus. Deferred tax assets are subject to admissibility limits.
24)The unpaid balance plus interest on outstanding debt, notes payable, and other borrowings is recorded in “Notes payable and other borrowings.” For further details on the Company’s debt, see Note 11, Notes payable and other borrowings. The Company does not currently have any outstanding notes payable or other borrowings as of December 31, 2024 and 2023.
25)The Company participates in reinsurance and follows the accounting and reporting principles in SSAP No. 61R. Premiums and other amounts payable to reinsurers are recorded through “Other liabilities.” Commissions on direct business and commissions and expense allowances on reinsurance assumed are recorded in “Commissions.” Commissions and expense allowances on reinsurance ceded and reserve adjustments on reinsurance ceded are reported in “Other income (loss).” Reserve adjustments on reinsurance assumed are reported in “Other expenses (benefits).” See Note 7, Reinsurance, for more information on the Company’s reinsurance agreements.
26)Deposit-type contracts do not incorporate mortality or morbidity risk and under statutory accounting principles are not accounted for as insurance contracts. Amounts received as payments for deposit-type contracts are recorded directly to “Deposit-type contracts,” and are not reported as revenue.
27)“Other assets” include receivables from parents, subsidiaries, and affiliates, amounts recoverable from reinsurers, and prepaid reinsurance assets. “Other liabilities” include general expenses due and accrued, liability for benefits for employees and agents, deferred gains on affiliated reinsurance, remittances and items not allocated, collateral liabilities for derivatives, provision for experience rating refunds, amounts payable on reinsurance and payables to parents, subsidiaries, and affiliates.
28)Reinsurance contracts that combine premiums and expenses are accounted for on a gross basis in accordance with SSAP No. 61R and NAIC statutory instructions.
29)NAIC SAP and NJ SAP differ from GAAP in certain respects (including, but not limited to, the Company's adoption of Accounting Standard Update "ASU" 2018-12, Targeted Improvements to the Accounting for Long-Duration Contracts, in the first quarter of 2023), which in some cases may be material. The significant differences between SAP and GAAP are noted below:
•Under SAP, financial statements of entities in which the Company has a controlling financial interest are reported using the statutory equity method of accounting. Under GAAP, financial statements of entities where the Company has a controlling financial interest are consolidated into the Company’s financial statements.

•Under SAP, policy acquisition costs, such as commissions, and other costs incurred in connection with acquiring new insurance contracts, are expensed when incurred; under GAAP, such costs are generally deferred and amortized over the expected life of the underlying insurance contracts on a constant-level basis at a grouped contract level that approximates straight-line amortization on an individual contract basis.

•Under SAP, the Commissioner Reserve Valuation Method (“CRVM”) is used for the majority of individual insurance reserves; under GAAP, individual insurance policyholder liabilities for traditional forms of insurance are generally

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

established using the net premium method. For interest-sensitive policies, a liability for policyholder account balances is established under GAAP based on the contract value that has accrued to the benefit of the policyholder. Policy valuation assumptions used in the estimation of policyholder liabilities are generally prescribed under SAP; under GAAP, policy valuation assumptions are based upon best estimate cashflow assumptions and global single A rated bond discount rate as of the financial reporting date. Under GAAP, changes in the liability resulting from updating the single A rate, each reporting period, are recorded in Accumulated Other Comprehensive Income.

•Under SAP, the Commissioner Annuity Reserve Valuation Method (“CARVM”) is used for the majority of individual deferred annuity reserves; under GAAP, individual deferred annuity policyholder liabilities are generally equal to the contract value that has accrued to the benefit of the policyholder plus market risk benefits including living benefit and death benefit guarantees associated with variable annuities that are measured at fair value through earnings except for the portion related to changes in the Company’s non-performance risk, which are recorded in Accumulated Other Comprehensive Income.

•Under SAP, reinsurance reserve credits taken by ceding entities as a result of reinsurance contracts are netted against the ceding entity’s policy and claim reserves and unpaid claims; under GAAP, reinsurance recoverables are reported as assets. Also, the SAP criteria for determining whether reinsurance contracts qualify for reinsurance accounting differ from GAAP. As a result, certain contracts that qualify for reinsurance accounting under SAP are accounted for as deposits under GAAP.

•Under SAP, reinsurance losses are recognized immediately and deferred reinsurance gains are booked to surplus; under GAAP, reinsurance gains/losses are deferred and recognized in earnings over the remaining life of the reinsured block.

•Under SAP, deposits to universal life contracts are credited to revenue; under GAAP, such deposits are reported as increases to the policyholder account balances.

•Under SAP, certain contracts, in particular deferred annuities with mortality risk, are considered “life contracts” and, accordingly, premiums associated with these contracts are reported as revenues and any relevant reserves are reported as future policy benefits. Under GAAP, deferred annuities are classified as either “insurance contracts” or “investment contracts” and, accordingly, deposits related to those investment contracts are not reported as revenues. Under GAAP, amounts received for investment contracts are not reported as future policy benefits.

•Under SAP, there is no concept of value of business acquired (“VOBA”); under GAAP, VOBA is recorded as an asset or an additional liability.

•Under SAP, IMR is established to capture interest rate related realized investment gains and losses, net of tax, on both sales and other-than-temporary impairment of applicable investments (including bonds, mortgage loans, and some derivatives), and is amortized into income over the remaining years to expected maturity of the assets sold or impaired. An IMR asset is subject to limited-time guidance that allows the admittance of net negative IMR up to 10 percent of adjusted capital and surplus. Any IMR asset in excess of that is designated as a nonadmitted asset and is recorded as a reduction to capital and surplus. Under GAAP, no such reserve is required.

•Under SAP, AVR is based upon a formula prescribed by the NAIC and is established as a liability to offset potential non-interest rate related investment losses, and changes in the AVR are charged or credited directly to surplus; under GAAP, no such reserve is required.

•Under SAP, investments in bonds and preferred stocks are generally carried at amortized cost; under GAAP, investments in bonds and preferred stocks, other than those classified as held to maturity, are carried at fair value.

•Under SAP, changes in fair value of equity investments and derivatives not in hedging relationships are reported in surplus; under GAAP, changes in fair value of these items are reported in net income.

•Under SAP, surplus notes are recorded as a component of surplus; under GAAP, surplus notes are recorded as debt.

•Under SAP, an extraordinary distribution approved by PICA’s regulator may be recorded as a return of capital; under GAAP, the distribution is recorded as a dividend when PICA has undistributed retained earnings.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

•Under SAP, goodwill is subject to admissibility limits and is amortized over a period not to exceed ten years; under GAAP, goodwill is subject to impairment testing and not amortized.

•Under SAP, income tax expense is based upon taxes currently payable. Changes in deferred taxes are reported in surplus; under GAAP, changes in deferred taxes are generally recorded in income tax expense or comprehensive income. In addition, the deferred tax asset under SAP is subject to admissibility limits.

•Under SAP, an other-than-temporary impairment for bonds (excluding loan-backed and structured securities) is measured as the difference between amortized cost and fair value. Under GAAP, allowances for credit losses are measured as the difference between amortized cost and the net present value of future expected cash flows (“NPV”), this NPV may differ from fair value.

•Under SAP, credit losses are recorded when incurred; under GAAP, credit losses on certain assets are estimated using a current expected credit loss (“CECL”) model that estimates future losses over the life of the asset based on relevant information about past events, current conditions, and reasonable and supportable forecasts that may affect collectability of the reported amounts.

•Under SAP, certain debt restructurings are accounted for as Troubled Debt Restructurings (“TDRs”) when the Company is the creditor and grants a concession to the debtor that is experiencing financial difficulties. TDRs may result in recognition of losses but prevent recognition of a gain. Under GAAP, the accounting for debt restructurings when the Company is the creditor follows Accounting Standards Codification (“ASC”) 310, “Receivables”, which may result in loss or gain recognition when certain requirements are met.

•Under SAP, an embedded derivative instrument shall not be separated from the host contract and accounted for separately as a derivative instrument; under GAAP, the accounting and bifurcation for embedded derivatives follows ASC 815, “Derivatives and Hedging”, with the change in fair value during each reporting period recorded in net income.

•Under SAP, for option contracts where the payment or receipt of premiums is deferred until contract maturity (“deferred premiums”), these premium amounts are recorded separately from the fair value of the derivative reported on the balance sheet. Under GAAP, these “deferred premiums” are incorporated into the fair value of the derivative reported on the balance sheet.

•Under SAP, all leases are considered operating leases and expensed over the term of the lease; under GAAP, leases are recorded on the balance sheet as “right-of-use” assets and lease liabilities within “Other assets” and “Other liabilities” respectively. Leases are classified as either operating or finance leases, where the Company is a lessee, and expensed in accordance with ASC 842 “Leases.”

•Under SAP, certain assets designated as nonadmitted are excluded from assets by a direct charge to surplus; under GAAP, such assets are carried on the balance sheet with appropriate valuation allowances.

1E.     Closed Block
On the date of demutualization, the Company established a Closed Block for certain individual life insurance policies and annuities issued by the Company in the United States and a separate Closed Block for participating individual life insurance policies issued by the Company’s Canadian branch (collectively the “Closed Block”). The policies included in the Closed Block are specified individual life insurance policies and individual annuity contracts that were in force on the effective date of the Plan of Reorganization and on which the Company is currently paying or expects to pay experience-based policy dividends. Assets have been allocated to the Closed Block in an amount that has been determined to produce cash flows which, together with revenues from policies included in the Closed Block, are reasonably expected to be sufficient to support obligations and liabilities relating to these policies, including provision for payment of benefits, certain expenses, and taxes and to provide for continuation of the policyholder dividend scales in effect in 2000, if experience underlying such scale continues and for appropriate adjustments in such scales if the experience changes. The Closed Block assets, the cash flows generated by the Closed Block assets and the anticipated revenues from the policies in the Closed Block will benefit only the policyholders in the Closed Block. To the extent that, over time, cash flows from the assets allocated to the Closed Block and claims and other experience related to the Closed Block are, in the aggregate, more or less favorable than what was assumed when the Closed Block was established, total dividends paid to Closed Block policyholders in the future may be greater than or less than the total dividends that would have been paid to these policyholders if the policyholder dividend scales in effect in 2000 had been continued. Any cash flows in

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

excess of amounts assumed will be available for distribution over time to Closed Block policyholders and will not be available to the stockholder. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside of the Closed Block. The Closed Block will continue in effect as long as any policy in the Closed Block remains in-force.

On January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. See Note 7, Reinsurance, for additional information.

1F.     Income Taxes
The Company and its domestic subsidiaries file a consolidated federal income tax return with Prudential Financial. The Internal Revenue Code of 1986, as amended (the “Code”), taxes the Company on operating income after dividends to policyholders plus realized gains/losses.

Statement of Statutory Accounting Principles No. 101, Income Taxes (“SSAP 101”), provides regulatory-based thresholds that determine the reversal period and statutory surplus limitations that the Company must use in computing its net admitted Deferred Tax Asset “DTA.” In addition, SSAP No. 101 provides specific guidance for accounting for uncertain tax positions and requires additional disclosure regarding the impact of tax planning strategies on the net admitted DTA.

Deferred income taxes are recognized in accordance with SSAP No. 101, based upon enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. Tax planning strategies are relied upon in limited circumstances to support the admissibility of deferred tax assets in accordance with SSAP No. 101. Income from sources outside the United States is taxed under applicable foreign statutes. Pursuant to a tax allocation arrangement, total federal income tax expense is determined on a separate company basis. Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return.

Inflation Reduction Act - A 15% corporate alternative minimum tax (“CAMT”) based upon adjusted financial statement income was enacted in 2022 and became effective beginning in the 2023 tax year. The CAMT is calculated at the consolidated group level, PFI. Pursuant to guidance provided by SAPWG in INT 23-03, if the tax allocation agreement to which a regulated insurance company is a party allocates or is amended to allocate no impacts of the CAMT to a regulated insurance company, then such entities are not required to recognize any impacts of the CAMT in their current or deferred tax calculations for statutory reporting purposes. PFI and the controlled group of corporations of which the Company is a member has determined that it is an “applicable corporation” to determine if CAMT exceeds the regular federal income tax payable. PFI has amended its Tax Allocation Agreement, which covers all of the regulated insurance companies within the U.S. consolidated tax group, to allocate all impacts of the CAMT solely to PFI. Notice of non-disapproval was received from all relevant state insurance regulators and the amended Tax Allocation Agreement was executed, effective for the 2023 tax year. Accordingly, none of the regulated insurance companies in the Prudential Group will be subject to any CAMT impact for statutory reporting purposes.

1G.     Reclassification
Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

2.    ACCOUNTING CHANGES AND CORRECTIONS OF ERRORS
Accounting changes adopted to conform to the provisions of the Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles, excluding tax and other related impacts, is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods.

In March 2024, the NAIC adopted revisions to SSAP No. 21R, Other Admitted Assets (“SSAP No. 21R”) to provide guidance for debt securities that do not qualify as bonds under the principles-based bond definition and incorporate a new measurement method for residual interests. The Company will adopt the revised guidance for periods starting on January 1, 2025.

In September 2023, the NAIC adopted INT 2023-04, Inflation Reduction Act - Corporate Alternative Minimum Tax (“INT 2023-04”), which provides statutory accounting guidance on the admissibility of CAMT credits under SSAP No. 101. INT 2023-04 modified SSAP No. 101 to provide statutory accounting guidance on valuation allowance, admissibility, disclosures, and transition guidance for year-end 2023. INT 2023-04 is effective for reporting on or after December 31, 2023. Please see Income Tax Note 9 for additional information on potential impacts on the financial statements.

In August 2023, the NAIC adopted INT No. 23-01, Net Negative (Disallowed) Interest Maintenance Reserve (“INT No. 23-01”), which provides optional, limited-time guidance that allows the admittance of net negative (disallowed) IMR up to 10 percent of adjusted capital

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

and surplus. INT No. 23-01 is effective from third quarter 2023 until December 31, 2025. INT No. 23-01 will automatically be nullified on January 1, 2026, although the NAIC may decide to extend the expiration date of the INT. The Company has adopted INT No. 23-01 and has admitted negative IMR of $1.4 billion as of December 31, 2024. Please see Note 17 for full details.

In August 2023, the NAIC revised SSAP No. 26R, Bonds (“SSAP No. 26R”) and SSAP No. 43R, Loan-Backed and Structured Securities (“SSAP No. 43R”), effective January 1, 2025. The revisions adopt a principles-based bond definition for determining the investments eligible for bond accounting and reporting as issuer credit obligations and asset-backed securities. In September 2024, the NAIC revised SSAP No. 26R to clarify that debt securities issued by funds that represent operating entities are permitted as issuer credit obligations. In November 2024, the NAIC adopted INT No. 24-01, Principles-Based Bond Definition Implementation Questions and Answers, which details interpretations on how the SSAP guidance should be applied to specific investment structures or investment characteristics. In December 2024, the NAIC revised SSAP No. 26R to reinstate disclosure language and reporting category provisions. The revisions specify that, in the financial statements, for each annual balance sheet presented, disclosures for assets receiving bond treatment should be categorized and subcategorized as reported in Annual Statement Schedule D-Part 1, Section 1 (Issuer Credit Obligations) and Section 2 (Asset-Backed Securities). The Company will adopt the revised guidance for periods starting on January 1, 2025.

In March 2023, the NAIC revised SSAP No. 25, Affiliates and Other Related Parties (“SSAP No. 25”) to clarify that any invested asset held by a reporting entity which is issued by an affiliated entity, or which includes the obligations of an affiliated entity, is an affiliated investment. The Company adopted this guidance upon issuance, and it did not have a material effect on the Company’s financial statements.

In August 2022, the NAIC revised SSAP No. 86 which adopts with modification U.S. GAAP guidance in determining hedge effectiveness, and measurement guidance for excluded components of hedging instruments. Effective October 1, 2022, the Company early adopted the revised guidance as a change in accounting principle. The adoption of this guidance did not have a material effect on its financial statements.

In May 2022, the NAIC revised SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties (“SSAP No. 25”) and SSAP No. 43R to clarify the application of the existing affiliate definition and incorporate new reporting requirements for all investments that involve related parties, regardless of if they meet the definition of an affiliate. The Company has adopted the revised guidance and reporting requirements for annual periods ending December 31, 2022.

In the fourth quarter of 2024, the Company determined that long-term care reserves were understated in the prior year by $3 million. A correction related to the prior year was recorded through "Other changes, net" on the Company’s Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2024.

In the fourth quarter of 2024, the Company determined that expenses were understated in the prior year by $15 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company’s Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2024.

In the second quarter of 2024, the Company determined that miscellaneous income was understated in the prior year by $5 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2024.

In the first quarter of 2024, the Company determined that net investment income was overstated in the prior year by $46 million. A correction related to the prior year was recorded through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the first quarter of 2024, with a related adjustment of $10 million in deferred taxes recorded through "Change in net deferred income tax" and $17 million in non-admitted deferred taxes recorded through "Change in nonadmitted assets."

In the fourth quarter of 2023, the Company determined that an asset management fee expense was overstated in the prior year by $14 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2023. In the first quarter of 2024, the Company concluded that the initial assessment of the error was understated. Therefore, an increase of $1 million was recorded, net of tax, through "Other changes, net" on the Company’s Statement of Operations and Changes in Capital and Surplus during the first quarter of 2024.

In the third quarter of 2023, the Company determined that interest credited on a ceded reinsurance treaty was overstated in the prior year by $7 million. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the third quarter of 2023.

During the second quarter of 2023, the Company determined that miscellaneous income was understated in the prior year by $10 million as a result of an error in the balance ceded to an affiliate, Lotus Re. A correction related to the prior year was recorded, net of tax, through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the second quarter of 2023.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

During the first quarter of 2023, an error was identified on the VM-21 statutory reserves of the Company and its subsidiary, Pruco Life Insurance Company (“PLAZ”) at December 31, 2022. This error resulted in an overstatement of the Company’s future policy benefits and claims of $55 million, and PLAZ’s future policy benefits and claims of $420 million, the latter of which resulted in an understatement of the Company’s common stock at December 31, 2022. On an after-tax basis, the Company's surplus was understated by $491 million at December 31, 2022. The $55 million correction of reserves was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus, with the offset recorded to “Future policy benefits and claims” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. There was a corresponding adjustment of $4 million in current tax reported on “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus, with the offsetting impact reflected in “Current federal income tax recoverable” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. A correction for the Company’s investment in its subsidiary of $367 million was recorded through “Change in net unrealized capital gains (losses) on the Company’s Statement of Operations and Changes in Capital and Surplus, with the offsetting impact reported in “Common stocks” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. There were corresponding adjustments to net deferred taxes of ($16) million through “Change in net deferred income tax” on the Company’s Statement of Operations and Changes in Capital and Surplus, and the reversal of $80 million in “Change in nonadmitted assets” on the Company’s Statement of Operations and Changes in Capital and Surplus, both of which were offset in “Net deferred tax asset” on the Company’s Statement of Admitted Assets, Liabilities and Capital and Surplus during the first quarter of 2023. The adjustments increased total assets by $436 million, decreased total liabilities by $55 million and increased total surplus by $491 million during the first quarter of 2023.

During the fourth quarter of 2022, the Company determined that dividends were overstated and the change in unrealized gains were understated in the prior year by $15 million. A correction related to the prior year was recorded for net investment income through "Other changes, net" on the Company's Statement of Operations and Changes in Capital and Surplus during the fourth quarter of 2022.

During the second quarter of 2022, the Company determined that costs associated with the sale of Fortitude Life Insurance Company (“FLIAC”) (formerly Prudential Annuities Life Assurance Corporation “PALAC”) of $13 million should have been incurred by Prudential Annuities, Inc. A correction related to this prior year expense was recorded, net of tax, through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2022.

During the second quarter of 2022, the Company determined that reinsurance recoverables of $21 million were incorrectly established prior to the sale of PALAC. An adjustment to correct the prior year was recorded, net of tax, through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the second quarter of 2022.

During the first quarter of 2022, the Company determined that assumed reinsurance on Modified Guaranteed Life Insurance contracts was understated in the prior year by $16 million. A correction related to the prior year was recorded through “Other changes, net” on the Company’s Statement of Operations and Changes in Capital and Surplus during the first quarter of 2022.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

3.    BUSINESS COMBINATIONS AND GOODWILL
    Statutory Purchase Method
Goodwill represents the excess of the amounts the Company paid to acquire subsidiaries and other businesses over the fair value of their net assets at the date of acquisition. When indication of impairment exists, management tests goodwill for the impairment based upon estimates of the fair value of the acquired entity to which the goodwill relates and compares the carrying value of the acquired entity, including the recorded goodwill, to its estimated fair value at that date. Goodwill is considered impaired when the fair value of the investment in the acquired entity is less than the carrying value of the investment, including the recorded goodwill and the decline is considered other-than-temporary. Given changes in facts and circumstances, this test could lead to reductions in goodwill that could have an adverse effect of the Company’s financial condition.

The following tables present the goodwill held by the Company as of the dates indicated:

December 31, 2024
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted Goodwill as of the reporting date	Amount of Goodwill amortized during the reporting period	Book Value of SCA	Admitted Goodwill as a % of SCA BACV, gross of Admitted Goodwill
		($ in millions)
Pirlo Energy Holdings, LLC	9/12/2016	$48	$—	$—	$—	$—	$1	0.2%
Total	XXX	$48	$—	$—	$—	$—	$1	XXX

December 31, 2023
Purchased entity	Acquisition date	Cost of acquired entity	Original amount of Goodwill	Original amount of Admitted Goodwill	Admitted Goodwill as of the reporting date	Amount of Goodwill amortized during the reporting period	Book Value of SCA	Admitted Goodwill as a % of SCA BACV, gross of Admitted Goodwill
		($ in millions)
Pirlo Energy Holdings, LLC	9/12/2016	$48	$—	$—	$—	$—	$4	0.1%
Dale/P Minerals LP	12/31/2013	12	—	—	—	—	—	0.0%
Total	XXX	$60	$—	$—	$—	$—	$4	XXX

Impairment Loss
Based on operational performance, the book value of Pirlo Energy Holdings, LLC, an other invested asset of the Company, was written down and impairments of $3.5 million and $32.7 million were recorded as realized losses as of December 31, 2024 and December 31, 2023, respectively.

The Company did not recognize any impairment losses related to business combinations or goodwill during 2022.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Subcomponents and Calculation of Adjusted Surplus and Total Admitted Goodwill

December 31, 2024
	Calculation of Limitation Using Prior Quarter Numbers	Current Reporting Period
	($ in millions)
Capital & Surplus	$17,862
Less:
Admitted Positive Goodwill	—
Admitted EDP Equipment & Operating System Software	163
Admitted Net Deferred Taxes	2,174
Adjusted Capital and Surplus	15,525
Limitation on amount of goodwill	1,553
Current period reported Admitted Goodwill		$—
Current Period Admitted Goodwill as a % of prior period Adjusted Capital and Surplus		0.0%

December 31, 2023
	Calculation of Limitation Using Prior Quarter Numbers	Current Reporting Period
	($ in millions)
Capital & Surplus	$14,032
Less:
Admitted Positive Goodwill	—
Admitted EDP Equipment & Operating System Software	136
Admitted Net Deferred Taxes	1,917
Adjusted Capital and Surplus	11,979
Limitation on amount of goodwill	1,198
Current period reported Admitted Goodwill		$—
Current Period Admitted Goodwill as a % of prior period Adjusted Capital and Surplus		0.0%

4.    DISCONTINUED OPERATIONS
    The Company did not have any material discontinued operations during 2024, 2023 or 2022.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

5.    INVESTMENTS
5A.     Bonds and Stocks
The Company invests in both investment grade and below investment grade public and private bonds. The SVO evaluates the investments of insurers for statutory purposes and assigns bonds one of twenty categories called “NAIC Designations.” In general, NAIC Designations of “1A” through “1G” highest quality or “2A” through “2C” high quality, include bonds considered investment grade, which include securities rated Baa3 or higher by Moody’s or BBB- or higher by Standard & Poor’s. NAIC Designations of “3A” through “6” generally include bonds referred to as below investment grade, which include securities rated Ba1 or lower by Moody’s and BB+ or lower by Standard & Poor’s. Securities in these lowest ten categories approximated 5.06% and 5.87% of the Company’s bonds as of December 31, 2024 and 2023, respectively.

The NAIC Designations for commercial mortgage-backed securities and non-agency residential mortgage-backed securities, including PICA’s asset-backed securities collateralized by sub-prime mortgages, are based on security level expected losses as modeled by an independent third-party (engaged by the NAIC) and the statutory carrying value of the security, including any purchase discounts or impairment charges previously recognized.

As a result of time lags between the funding of investments, the finalization of legal documents, and the completion of the SVO filing process, the bond portfolio generally includes securities that have not yet been rated by the SVO as of each balance sheet date. Pending receipt of SVO designations, the categorization of these securities by NAIC Designation is based on the expected ratings indicated by internal analysis. In the General Account, securities identified by a Z suffix (other than securities purchased within 120 days of December 31, 2024) with an aggregate statement value of approximately 0.15% of qualifying assets, have not been filed with the SVO.

The following tables set forth information relating to bonds and preferred stocks as of the dates indicated:

	December 31, 2024
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$5,497	$20	$819	$4,698
All other governments	1,672	16	215	1,473
States - territories and possessions	222	1	24	199
Political subdivisions of states, territories and possessions	163	3	11	155
Special revenue and special assessment obligation all non- guaranteed obligations of agencies	3,617	47	391	3,273
Hybrid Securities	76	3	—	79
Industrial & miscellaneous (unaffiliated)	71,317	615	7,188	64,744
Parent - subsidiaries and affiliates	2,731	5	66	2,670
Unaffiliated Bank Loans	556	15	12	559
Total bonds	$85,851	$725	$8,726	$77,850

Unaffiliated Preferred Stocks
Redeemable	$67	$26	$1	$92
Non-redeemable	121	—	—	121
Total unaffiliated preferred stocks	$188	$26	$1	$213

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

	December 31, 2023
	Carrying Amount	Gross Unrealized Gains	Gross Unrealized Losses	Estimated Fair Value
	(in millions)
Bonds
U.S. governments	$6,265	$135	$522	$5,878
All other governments	2,101	31	229	1,903
Political subdivisions of states, territories and possessions	374	6	27	353
Special revenue and special assessment obligation all non-guaranteed obligations of agencies	4,061	89	342	3,808
Hybrid Securities	212	23	2	233
Industrial & miscellaneous (unaffiliated)	69,468	885	6,352	64,001
Parent - subsidiaries and affiliates	2,461	16	74	2,403
Unaffiliated Bank Loans	812	30	23	819
Total bonds	$85,754	$1,215	$7,571	$79,398

Unaffiliated Preferred Stocks
Redeemable	$60	$14	$2	$72
Non-redeemable	108	—	—	108
Total unaffiliated preferred stocks	$168	$14	$2	$180

The following table sets forth the carrying amount and estimated fair value of bonds including short-term investments categorized by contractual maturity. Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Asset-backed securities, commercial mortgage-backed securities, residential mortgage-backed securities, and other loan-backed, and structured securities are shown separately in the table below, as they are not due at a single maturity date.

	December 31, 2024		December 31, 2023
	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
	(in millions)

Due in one year or less	$4,079	$4,069	$3,326	$3,301
Due after one year through five years	14,298	14,040	12,359	12,058
Due after five years through ten years	13,975	13,400	14,851	14,233
Due after ten years	40,242	34,192	41,290	36,824
Subtotal	$72,594	$65,701	$71,826	$66,416

Asset-backed securities	$5,860	$5,873	$5,267	$5,237
Commercial mortgage-backed securities	2,649	2,452	2,913	2,679
Residential mortgage-backed securities	939	930	587	587
Other loan backed and structured securities	5,058	4,142	5,590	4,908
Total	$87,100	$79,098	$86,183	$79,827

Proceeds from the sale of bonds were $5,732 million, $7,485 million, and $15,154 million for the years ended December 31, 2024, 2023 and 2022, respectively. Gross gains of $71 million, $54 million, and $151 million and gross losses of $724 million, $488 million, and $890 million were realized on such sales during the years ended December 31, 2024, 2023 and 2022, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Write-downs for impairments, which were deemed to be other-than-temporary, for bonds were $127 million, $55 million and $106 million, for preferred stocks were $0 million, $1 million and $1 million, and for unaffiliated common stocks were $4 million, $8 million and $1 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The level of other-than-temporary impairments generally reflects economic conditions and is expected to increase when economic conditions worsen and to decrease when economic conditions improve. Historically, the causes of other-than-temporary impairments have been specific to each individual issuer and have not directly resulted in impairments to other securities within the same industry or geographic region. The Company may also realize additional credit and interest rate related losses through sales of investments pursuant to our credit risk and portfolio management objectives.

The following tables set forth the cost and fair value of bonds and unaffiliated preferred stock and common stock lots held for which the estimated fair value had temporarily declined and remained below cost as of the dates indicated:

	December 31, 2024
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$15,792	$15,255	$(537)	$51,965	$42,769	$(9,196)
Unaffiliated Preferred and Common stocks	599	584	(15)	21	19	(2)
Total	$16,391	$15,839	$(552)	$51,986	$42,788	$(9,198)

	December 31, 2023
	Declines for Less Than Twelve Months			Declines for Greater Than Twelve Months
	Cost	Fair Value	Difference	Cost	Fair Value	Difference
	(in millions)
Bonds	$5,066	$4,837	$(229)	$61,462	$53,646	$(7,816)
Unaffiliated Preferred and Common stocks	170	162	(8)	23	21	(2)
Total	$5,236	$4,999	$(237)	$61,485	$53,667	$(7,818)
These tables reflect the difference of cost and fair value for such lots and differs from gross unrealized losses reported in the previous table, which reflects the unrealized losses of aggregate lots of the identical bonds and unaffiliated preferred stocks due to the varying costs associated with each lot purchased. In accordance with its policy described in Note 1D, the Company concluded that an adjustment to surplus for other-than-temporary impairments for these bonds and stocks was not warranted at December 31, 2024 or 2023. These conclusions were based on a detailed analysis of the underlying credit and cash flows on each bond. As of December 31, 2024, the Company does not intend to sell these bonds and stocks, and it is not more likely than not that the Company will be required to sell these bonds and stocks before the anticipated recovery of the remaining cost basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

5B.     Mortgage Loans
The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2024 were agricultural loans 8.83% and 4.80%; commercial loans 15.00% and 3.77%. The maximum and minimum lending rates for new mortgage loans for the year ended December 31, 2023 were agricultural loans 6.92% and 5.11%; commercial loans 13.00% and 3.05%. For both the years ended December 31, 2024 and 2023 there were no purchase money mortgages loaned.
The maximum percentage of any one loan to the value of security at the time of the loan, exclusive of insured or guaranteed or purchase money mortgages is no greater than 115%, except loans made pursuant to title 17B, Chapter 20, Section 1h, Revised Statutes of New Jersey. The mortgage loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (30.91%), Texas (6.72%) and Washington (5.34%) and included loans secured by properties in Europe, Mexico, Australia and Canada as of December 31, 2024. The mortgage loans were geographically dispersed or distributed throughout the United States with the largest concentrations in California (31.47%), Texas (7.69%) and New York (5.43%) and included loans secured by properties in Europe, Australia, Mexico and Canada as of December 31, 2023.
There were no taxes, assessments, or any amounts advanced not included in the mortgage loan total as of both December 31, 2024 and 2023.
The Company invests in investment grade and below investment grade mortgage loans. Investment grade reflects credit risk that is comparable to corporate bonds rated BBB-/Baa3 or better by S&P/Moody’s. There were $17,373 million of investment grade mortgage loans and $1,865 million of below investment grade mortgage loans as of December 31, 2024. There were $18,587 million of investment grade mortgage loans and $1,261 million of below investment grade mortgage loans as of December 31, 2023.
The portfolio is reviewed on an ongoing basis; and if certain criteria are met, loans are assigned one of the following “watch list” categories: 1) “Closely Monitored” includes a variety of considerations such as when loan metrics fall below acceptable levels, the borrower is not cooperative or has requested a material modification, or at the direction of the portfolio manager, 2) “Not in Good Standing” includes loans in default or there is a high probability of loss of principal, such as when the loan is in the process of foreclosure or the borrower is in bankruptcy. Our workout and special servicing professionals manage the loans on the watch list.
We establish an allowance for losses to provide for the risk of credit losses inherent in our outstanding loans. The Company defines an impaired loan as a loan for which it estimates it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. Valuation allowance for an impaired loan is recorded based on the fair value of the collateral less the estimated costs to obtain and sell. The valuation allowance for mortgage loans can increase or decrease from period to period based on these factors.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following tables set forth the age analysis of mortgage loans and identification of mortgage loans in which the insurer is a participant or co-lender in a mortgage loan agreement as of the dates indicated:

	December 31, 2024
	Agricultural	Residential		Commercial
		Insured	All Other	Insured	All Other	Mezzanine	Total
	($ in millions)
Recorded Investment (All)
Current	$3,151	$—	$—	$—	$15,683	$64	$18,898
30-59 Days Past Due	—	—	—	—	—	—	—
60-89 Days Past Due	8	—	—	—	—	—	8
90-179 Days Past Due	—	—	—	—	—	—	—
180+ Days Past Due	315	—	—	—	17	—	332
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	—	—	—	—	14	—	14
Number of Loans	—	—	—	—	1	—	1
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.1%	0.0%	0.1%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	127	—	127

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

	December 31, 2023
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	($ in millions)
Recorded Investment (All)
Current	$3,464	$—	$—	$—	$16,265	$95	$19,824
30-59 Days Past Due	1	—	—	—	22	—	23
60-89 Days Past Due	—	—	—	—	—	—	—
90-179 Days Past Due	1	—	—	—	—	—	1
180+ Days Past Due	—	—	—	—	—	—	—
Accruing Interest 90-179 Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Accruing Interest 180+ Days Past Due
Recorded Investment	—	—	—	—	—	—	—
Interest Accrued	—	—	—	—	—	—	—
Interest Reduced
Recorded Investment	50	—	—	—	—	—	50
Number of Loans	1	—	—	—	—	—	1
Percent Reduced	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Participant or Co-lender in a Mortgage Loan Agreement
Recorded Investment	—	—	—	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following tables set forth the investments in impaired loans with or without allowance for credit losses and impaired loans subject to a participant or co-lender mortgage loan agreement for which the reporting entity is restricted from unilaterally foreclosing on the mortgage loan as of the dates indicated:

	December 31, 2024
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
With Allowance for Credit Losses	$243	$—	$—	$—	$25	$—	$268
No Allowance for Credit Losses	81	—	—	—	6	—	87
Total	$324	$—	$—	$—	$31	$—	$355

	December 31, 2023
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
With Allowance for Credit Losses	$—	$—	$—	$—	$87	$—	$87
No Allowance for Credit Losses	—	—	—	—	—	—	—
Total	$—	$—	$—	$—	$87	$—	$87

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following tables set forth the investment in impaired loans - average recorded investment, interest income recognized, recorded investment on interest income recognized using a cash-basis method of accounting as of the dates indicated:

	December 31, 2024
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	2	—	—	—	—	—	2
Recorded Investments on Nonaccrual Status	325	—	—	—	17	—	342
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	7	—	—	—	—	—	7

	December 31, 2023
	Agricultural	Residential		Commercial		Mezzanine	Total
		Insured	All Other	Insured	All Other
	(in millions)
Average Recorded Investment	$—	$—	$—	$—	$—	$—	$—
Interest Income Recognized	1	—	—	—	2	—	3
Recorded Investments on Nonaccrual Status	24	—	—	—	22	—	46
Amount of Interest Income Recognized Using a Cash-Basis Method of Accounting	1	—	—	—	2	—	3

The following table sets forth allowances for credit losses as of the dates indicated:

	December 31, 2024	December 31, 2023
	(in millions)

Balance at beginning of period	$62	$—
Additions charged to operations	61	81
Direct write-downs charged against the allowance	(62)	(19)
Recoveries of amounts previously charged off	—	—
Balance at end of period	$61	$62

The Company had $6 million and $0 of mortgage loans derecognized as a result of foreclosure for the years ended December 31, 2024 and 2023, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Restructured Mortgage Loans

The following table sets forth the restructured mortgage loans as of the dates indicated:

	December 31, 2024	December 31, 2023
	(in millions)
Total recorded investment in restructuring loans	$70	$—
Total related realized capital (losses)	(58)	—
Total contractual commitments to extend credit to debtors owning receivables whose terms have been modified in trouble debt restructurings	—	—
The Company accrues interest income on impaired loans to the extent it is deemed collectible (delinquent less than ninety days) and the loan continues to perform under its original or restructured contractual terms. Interest income on non-performing loans is generally recognized on a cash basis.
Reverse Mortgages

As of both December 31, 2024 and 2023, the Company did not have reverse mortgages.

5C.     Loan-Backed Securities
The Company has not elected to use the book value as of January 1, 1994 as the cost for applying the retrospective adjustment method to securities purchased prior to that date. Prepayment assumptions for loan-backed and structured securities were obtained from broker dealer survey values or internal estimates.
The following table sets forth the loan-backed and structured securities, within the scope of SSAP No. 43R, with a recognized other-than-temporary impairment, classified on the basis of either a) intent to sell or b) inability or lack of intent to retain the investment in the security for a period of time sufficient to recover the amortized cost basis as of the date indicated:

December 31, 2024
	Amortized Cost Basis Before Other-than-Temporary Impairment	Other-than-Temporary Impairment Recognized in Loss		Fair Value
		Interest	Non-Interest
(in millions)
OTTI recognized:
Intent to sell	$—	$—	$—	$—

December 31, 2023
	Amortized Cost Basis Before Other-than-Temporary Impairment	Other-than-Temporary Impairment Recognized in Loss		Fair Value
		Interest	Non-Interest
(in millions)
OTTI recognized:
Intent to sell	$42	$—	$6	$36

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table sets forth the amounts recorded in compliance with SSAP No. 43R as of the date indicated:

	December 31, 2024
CUSIP	Book/Adj Carrying Value Amortized Cost Before Current Period OTTI	Present Value of Projected Cash Flows	Recognized Other-than-Temporary Impairment	Amortized Cost After Other-than-Temporary Impairment	Fair Value at time of OTTI	Date of Financial Statement where Reported
	(in millions)
32027NEE7	1	1	—	1	1	1Q24
84751PLP2	1	1	—	1	1	1Q24
00442UAC3	1	—	1	—	—	2Q24
32027NEE7	1	1	—	1	1	2Q24
84751PLP2	1	1	—	1	1	2Q24
32027NEE7	1	1	—	1	1	3Q24
83362*AA6	1	—	1	—	1	3Q24
32027NEE7	1	1	—	1	1	4Q24
Total	$8	$6	$2	$6	$7

As of December 31, 2024, the following table represents all impaired securities for which an other-than-temporary-impairment has not been recognized in earnings as a realized loss, segregated by those securities that have been in a continuous unrealized loss position for less than twelve months and those that have been in a continuous unrealized loss position for twelve months or longer as of the dates indicated:

	December 31, 2024	December 31, 2023
	(in millions)
Aggregate amount of unrealized losses:
Less than 12 Months	$(50)	$(25)
12 Months or Longer	$(1,215)	$(1,082)

Aggregate related fair value of securities with unrealized losses:
Less than 12 Months	$1,516	$795
12 Months or Longer	$5,803	$9,126

Other-than-temporary impairment decisions are based upon a detailed analysis of a security’s underlying credit and cash flows.

5D.     Repurchase Agreements, Reverse Repurchase Agreements and Securities Lending
The Company conducts asset-based or secured financing within our insurance and other subsidiaries, including transactions such as securities lending, repurchase agreements and mortgage dollar rolls, in order to earn spread income, to borrow funds, or to facilitate trading activity. The collateral received in connection with these programs is primarily used to purchase securities in the short-term spread portfolios. Investments held in the short-term spread portfolios include cash and cash equivalents, short-term investments, and bonds, including mortgage- and asset-backed securities.
These programs are typically limited to securities in demand that can be loaned at relatively low financing rates. As such, the Company believes there is unused capacity available through these programs. Holdings of cash and cash equivalent investments in these short-term spread portfolios allow for further flexibility in sizing the portfolio to better match available financing. Current conditions in both the financing and investment markets are continuously monitored to appropriately manage the cost of funds, investment spreads, asset/liability duration matching and liquidity.
Securities Lending
Securities Lending is a program whereby the Company loans securities to third parties, primarily major brokerage firms. The Company and NAIC policies require a minimum of 100% and 102% of the fair value of the domestic and foreign loaned securities, respectively, to be separately maintained as collateral for the loans.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

In the General Account, fair value of cash collateral received of $4,890 million and $4,115 million were invested in “Bonds” and “Cash and short-term investments” as of December 31, 2024 and 2023, respectively. This collateral is not restricted. The fair value of the securities on loan was $4,702 million and $3,969 million as of December 31, 2024 and 2023, respectively. A liability to return collateral received of $4,890 million and $4,115 million is included in “Cash collateral held for loaned securities” as of December 31, 2024 and 2023, respectively. There was no non-cash collateral not reflected in the Assets or Liabilities, Surplus and Other Funds. There was no collateral that extends beyond one year.
In the Separate Accounts, cash collateral received of $3,288 million and $1,850 million were invested in “Cash and short-term investments” as of December 31, 2024 and 2023, respectively. This collateral is not restricted. The fair value of the securities on loan was $3,169 million and $1,801 million as of December 31, 2024 and 2023, respectively. A liability to return collateral received of $3,288 million and $1,850 million (which includes $0 million and $0 million that has not yet settled) is included in “Cash collateral held for loaned securities” as of December 31, 2024 and 2023, respectively. Additionally, assets and a cash collateral liability of $0 million and $6 million were received for unaffiliated lending as of December 31, 2024 and 2023, respectively.
Securities Lending policies and procedures for the Separate Accounts are generally consistent with the General Account policies and procedures.
Collateral Received
For securities lending transactions, Company and NAIC policies require that 100% and 102% of the fair value of domestic and foreign securities, respectively, be maintained as collateral. The Company only accepts cash collateral; it does not accept collateral that can be sold or repledged.
The following tables sets forth “Cash collateral held for loaned securities” as of the dates indicated:

	Fair Value
	December 31, 2024	December 31, 2023
	(in millions)
Securities Lending:
Open	$4,822	$4,066
30 Days or Less	68	49
31 to 60 Days	—	—
61 to 90 Days	—	—
Greater Than 90 Days	—	—
Subtotal	$4,890	$4,115
Securities Received	—	—
Total Collateral Received	$4,890	$4,115
The aggregate fair value of all securities acquired from the use of the reinvested collateral was $4,720 million and $3,888 million including the investment in NAIC Exempt Federal National Mortgage Association (FNMA) pass-through securities as of December 31, 2024 and 2023, respectively.
In some instances, cash received as collateral is invested in cash equivalents, short-term, and long-term bonds.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Collateral Reinvestment
The following table sets forth the reinvestment of the cash collateral and any securities which the Company or its agent receives for securities lending as of the dates indicated:

	December 31, 2024		December 31, 2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)
Securities Lending:
Open	$—	$—	$—	$—
30 Days or Less	979	974	1,371	1,355
31 to 60 Days	147	147	284	283
61 to 90 Days	183	183	268	268
91 to 120 Days	73	73	34	34
121 to 180 Days	237	237	165	164
181 to 365 Days	1,008	1,008	513	510
1 to 2 years	969	970	1,207	1,198
2 to 3 years	892	893	57	56
Greater than 3 years	237	235	22	20
Subtotal	$4,725	$4,720	$3,921	$3,888
Securities Received	—	—	—	—
Total Collateral Reinvested	$4,725	$4,720	$3,921	$3,888

The Company did not accept collateral that can be sold or repledged, it only accepts cash collateral.

As of both December 31, 2024 and 2023, the Company had no securities lending transactions that extend beyond one year from the reporting date.

Repurchase Agreements Transactions Accounted for as Secured Borrowing
For repurchase agreements, Company and NAIC policies require a minimum of 95% of the fair value of securities under these agreements to be maintained as collateral. Please refer to Note 1D for the Company's policy for recognizing repurchase agreements. At December 31, 2024, the Company has sufficient assets to cover its secured borrowing liability.

The following table sets forth the repurchase agreements that were bilateral trades as of the dates indicated:

	December 31, 2024		December 31, 2023
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
Open - No Maturity	$4,060	$3,785	$3,576	$3,453
Overnight	176	—	3,097	—
2 Days to 1 Week	274	—	224	—
>1 Week to 1 Month	347	347	175	105
>1 Month to 3 Months	75	—	105	—
>3 Months to 1 Year	—	—	—	—
Greater than 1 Year	—	—	—	—
The following table sets forth the BACV of securities sold under repurchase agreements as of the dates indicated:

	December 31, 2024		December 31, 2023
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
	(in millions)
BACV	$—	$4,752	$—	$3,765
Fair Value	4,487	4,195	3,941	3,606

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The securities acquired were bonds with a designation of NAIC 1 with a BACV of $4,712 million and $3,717 million and a fair value of $4,166 million and $3,559 million as of December 31, 2024 and 2023, respectively. The securities acquired were bonds with a designation of NAIC 2 with a BACV of $40 million and $48 million and a fair value of $29 million and $47 million as of December 31, 2024 and 2023, respectively.
The following table sets forth the collateral received as of the dates indicated:

	December 31, 2024		December 31, 2023
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash	$4,407	$4,133	$3,839	$3,558
Securities (FV)	—	—	—	—
The ending balance of cash collateral had no NAIC designation as of both December 31, 2024 and 2023.
The following table sets forth the allocation of aggregate collateral by remaining contractual maturity as of the dates indicated:

	December 31, 2024	December 31, 2023
	Fair Value	Fair Value
	(in millions)
Overnight and Continuous	$3,787	$3,440
30 Days or Less	346	118
31 to 90 Days	—	—
Greater than 90 Days	—	—
The following table sets forth the allocation of aggregate collateral reinvested as of the dates indicated:

	December 31, 2024		December 31, 2023
	Carrying Value	Fair Value	Carrying Value	Fair Value
	(in millions)
30 Days or Less	$758	$754	$1,146	$1,132
31 to 60 Days	114	114	237	237
61 to 90 Days	142	142	224	224
91 to 120 Days	56	56	28	28
121 to 180 Days	184	184	138	137
181 to 365 Days	781	781	429	426
1 to 2 Years	750	751	1,009	1,001
2 to 3 Years	690	692	48	47
Greater than 3 Years	183	182	19	17
The following table sets forth the fair value of the security collateral pledged, and the total liability recognized to return cash collateral as of the dates indicated:

	December 31, 2024		December 31, 2023
	Maximum Amount	Ending Balance	Maximum Amount	Ending Balance
(in millions)
Cash Collateral	$4,407	$4,133	$3,839	$3,558
Securities Collateral (FV)	—	—	—	—
Reverse Repurchase Agreements Transactions Accounted for as Secured Borrowing
For reverse repurchase agreements Company and NAIC policies require a minimum of 100% of the fair value of securities under these agreements to be maintained as collateral. The securities underlying reverse repurchase agreements are U.S. Treasury bonds or agencies. Please refer to Note 1D for the Company’s policy for recognizing reverse repurchase agreements.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

As of both December 31, 2024 and 2023, the Company did not have any reverse repurchase agreements transactions accounted for as secured borrowing.

5E. Real Estate
For both the years ended December 31, 2024 and 2023, the Company recorded $5 million of net losses on the sale of real estate. There were $3 million and $14 million of impairment losses recognized on real estate for the years ended December 31, 2024 and 2023, respectively.
The Company classified $192 million and $207 million as real estate occupied by the Company as of December 31, 2024 and 2023, respectively.
The Company classified $77 million (less $33 million of encumbrances) and $90 million (less $48 million of encumbrances) as real estate held for the production of income as of December 31, 2024 and 2023, respectively.
As of both December 31, 2024 and 2023, the Company did not classify any real estate as held for sale.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

5F.     Other Invested Assets
The following table sets forth the composition of the Company's other invested assets as of the dates indicated:

	December 31, 2024		December 31, 2023
	Carrying Value	% of Total	Carrying Value	% of Total

	($ in millions)
Joint venture and limited partnerships interests in real estate	$558	5.4%	$481	4.7%
Joint venture and limited partnerships interests in common stock	8,580	83.1	8,305	80.8
Joint venture and limited partnerships interests in fixed income	183	1.8	279	2.7
Joint venture and limited partnerships interests - other	451	4.4	531	5.2
Subtotal - Joint venture and limited partnerships	$9,772	94.7%	$9,596	93.4%
Receivables for Securities	105	1.0	184	1.8
Cash collateral for variation margin	445	4.3	489	4.8
Total Other invested assets	$10,322	100.0%	$10,269	100.0%

5G.     Other Investment Disclosures
Low-Income Housing Tax Credits
The Company had $10 million, $7 million and $16 million of low-income housing tax credits (“LIHTC”) and other tax benefits for the years ended December 31, 2024, 2023 and 2022, respectively. The Company had $179 million and $225 million of LIHTC property investments as of December 31, 2024 and 2023, respectively. These investments are included in “Other invested assets.” The number of years remaining of unexpired tax credits and required holding periods are as follows: 0-5 years – 1 investment, 6-10 years – 2 investments, over 10 years – 10 investments as of December 31, 2024 and 0-5 years - 5 investments, 6-10 years - 3 investments, over 10 years - 0 investments as of December 31, 2023. None of the LIHTC investments are currently subject to any regulatory reviews and there are no commitments or contingent commitments anticipated to be paid. For both the years ended December 31, 2024 and 2023, there were no impairments on LIHTC property investments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Restricted Assets
The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2024
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	5,353	—	3,563	—	8,916	—	8,916	2.8%	2.8%
Subject to repurchase agreements	4,752	—	701	—	5,453	—	5,453	1.7%	1.7%
Subject to reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	530	—	—	—	530	—	530	0.2%	0.2%
FHLB capital stock	143	—	—	—	143	—	143	0.0%	0.0%
On deposit with state	6	—	—	—	6	—	6	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	2,878	—	—	—	2,878	—	2,878	0.9%	1.0%
Pledged as collateral not captured in other categories	20,685	—	326	—	21,011	—	21,011	6.5%	6.6%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$34,347	$—	$4,590	$—	$38,937	$—	$38,937	12.1%	12.3%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2024
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Reinsurance Trust Assets	$16,206	$—	$—	$—	$16,206	$—	$16,206	5.0%	5.1%
Derivatives Collateral	2,547	—	326	—	2,873	—	2,873	0.9%	0.9%
Guaranteed Cost Trust	377	—	—	—	377	—	377	0.1%	0.1%
Funded Reinsurance Pledged Collateral	1,555	—	—	—	1,555	—	1,555	0.5%	0.5%
Total	$20,685	$—	$326	$—	$21,011	$—	$21,011	6.5%	6.6%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2024
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$—	$—	0.0%	0.0%
Bonds	—	226	0.0%	0.0%
Mortgage loans	3,609	3,257	2.3%	2.4%
Preferred stocks	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	11	11	0.0%	0.0%
Securities lending reinvested collateral assets	8,384	8,376	5.4%	5.6%
Other	—	697	0.0%	0.0%
Total General Account	$12,004	$12,567	7.7%	8.0%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$398	$398	0.2%	0.2%
Bonds	58	869	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Securities lending reinvested collateral assets	3,521	3,517	2.1%	2.1%
Other	—	243	0.0%	0.0%
Total Separate Account	$3,977	$5,027	2.4%	2.4%

	December 31, 2024
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$9,023	6.7%
Recognized Obligation to Return Collateral Asset (Separate Account)	$3,934	2.4%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table sets forth restricted assets (including pledged) as of the date indicated:

	December 31, 2023
	Gross (Admitted and Nonadmitted) Restricted							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Subject to contractual obligation for which liability is not shown	$—	$—	$—	$—	$—	$—	$—	0.0%	0.0%
Collateral held under security lending agreements	4,395	—	1,815	—	6,210	—	6,210	2.0%	2.1%
Subject to repurchase agreements	3,765	—	—	—	3,765	—	3,765	1.2%	1.2%
Subject to reverse repurchase agreements	—	—	100	—	100	—	100	0.0%	0.0%
Subject to dollar repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Subject to dollar reverse repurchase agreements	—	—	—	—	—	—	—	0.0%	0.0%
Placed under option contracts	—	—	—	—	—	—	—	0.0%	0.0%
Letter stock or securities restricted as to sale - excluding FHLB capital stock	504	—	—	—	504	—	504	0.2%	0.2%
FHLB capital stock	144	—	—	—	144	—	144	0.1%	0.1%
On deposit with state	5	—	—	—	5	—	5	0.0%	0.0%
On deposit with other regulatory bodies	—	—	—	—	—	—	—	0.0%	0.0%
Pledged as collateral to FHLB (including assets backing funding agreements)	2,897	—	—	—	2,897	—	2,897	1.0%	1.0%
Pledged as collateral not captured in other categories	22,249	—	321	—	22,570	—	22,570	7.4%	7.5%
Other restricted assets	—	—	—	—	—	—	—	0.0%	0.0%
Total restricted assets	$33,959	$—	$2,236	$—	$36,195	$—	$36,195	11.9%	12.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table sets forth the detail of assets pledged as collateral not captured in other categories as of the date indicated:

	December 31, 2023
	Gross (Admitted & Nonadmitted) Restricted							Percentage
Description of Assets:	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total Nonadmitted Restricted	Total Admitted Restricted	Gross (Admitted & Nonadmitted) Restricted to Total Assets	Admitted Restricted to Total Admitted Assets
	($ in millions)
Derivatives Collateral	$2,785	$—	$321	$—	$3,106	$—	$3,106	1.0%	1.0%
Funded Reinsurance Pledged Collateral	1,548	—	—	—	1,548	—	1,548	0.5%	0.5%
Guaranteed Cost Trust	402	—	—	—	402	—	402	0.1%	0.1%
Reinsurance Trust Assets	17,514	—	—	—	17,514	—	17,514	5.8%	5.9%
Total	$22,249	$—	$321	$—	$22,570	$—	$22,570	7.4%	7.5%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following tables set forth the collateral received and reflected as assets within the Company’s financial statements as of the date indicated:

	December 31, 2023
	BACV	Fair Value	% of BACV to Total Assets (Admitted and Nonadmitted)	% of BACV to Total Admitted Assets
	($ in millions)
Collateral Assets:

General Account:
Cash, Cash Equivalents, and Short-Term Investments	$2,140	$2,140	1.4%	1.4%
Bonds	3,681	3,708	2.4%	2.5%
Mortgage loans	5,013	4,645	3.3%	3.4%
Preferred stocks	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	11	11	0.0%	0.0%
Other	70	754	0.0%	0.0%
Total General Account	$10,915	$11,258	7.1%	7.3%

Separate Account:
Cash, Cash Equivalents, and Short-Term Investments	$1,782	$1,782	1.1%	1.1%
Bonds	82	563	0.1%	0.1%
Mortgage loans	—	—	0.0%	0.0%
Common stocks	—	—	0.0%	0.0%
Other invested assets	—	—	0.0%	0.0%
Other	—	248	0.0%	0.0%
Total Separate Account	$1,864	$2,593	1.2%	1.2%

	December 31, 2023
	Amount	% of Liability to Total Liabilities
	($ in millions)
Recognized Obligation to Return Collateral Asset (General Account)	$7,673	5.8%
Recognized Obligation to Return Collateral Asset (Separate Account)	$1,856	1.2%

Net Investment Income
Interest overdue is accrued up to a maximum of ninety days. If accrued interest is more than ninety days overdue, it is reversed and recognized as income when received.
Income is not accrued on bonds in or near default and is excluded from “Net investment income.” Bond income not accrued was $53 million, $54 million and $62 million for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company had $0 million interest on mortgage loans over ninety days due for the years ended December 31, 2024, 2023* and 2022.
*Revised to correct amount reported in the 2023 audited financial statements.
Real estate rent that is in arrears for more than three months or the collection of rent that is uncertain is nonadmitted and excluded from “Net investment income.” For the years ended December 31, 2024, 2023 and 2022, there was no nonadmitted due and accrued rental income on real estate.

For the years ended December 31, 2024, 2023 and 2022, other invested assets had no nonadmitted due and accrued income.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table sets forth accrued investment income as of December 31:

	2024	2023
	($ in millions)
Net Admitted	$976	$972
Nonadmitted	1	2
Gross accrued investment income	$977	$974
For both years ended December 31, 2024, and 2023, the Company did not have aggregate deferred interest.
The Company had $7 million and $12 million cumulative amounts of paid-in-kind ("PIK") interest included in the current principal balance for the years ended December 31, 2024 and 2023*, respectively.

*Revised to correct amount reported in the 2023 audited financial statements.
The following table sets forth “Net investment income” for the years ended December 31:

	2024	2023	2022
	(in millions)

Bonds	$4,071	$3,888	$3,611
Stocks	237	223	354
Mortgage loans	829	784	758
Contract loans	94	93	80
Cash, cash equivalents, and short-term investments	117	219	111
Other investments	1,101	1,246	1,125
Total gross investment income	6,449	6,453	6,039
Less investment expenses	(1,023)	(969)	(781)
Net investment income before amortization of IMR	5,426	5,484	5,258
Amortization of IMR	(140)	(111)	7
Net investment income	$5,286	$5,373	$5,265
The following table sets forth “Net realized capital gains (losses)” for the years ended December 31:

	2024	2023	2022
	(in millions)

Bonds	$(836)	$(497)	$(900)
Stocks	55	(5)	287
Mortgage loans	(82)	(26)	(88)
Derivative instruments	(336)	(594)	(1,638)
Other investments	(5)	(167)	25
Total gross realized capital gains (losses)	(1,204)	(1,289)	(2,314)
Capital gains benefit (tax)	255	181	226
IMR transfers, net of tax	772	762	2,174
Net realized capital gains (losses)	$(177)	$(346)	$86

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Sub-prime Mortgage Related Risk Exposure
While there is no market standard definition, the Company defines sub-prime mortgages as residential mortgages that are originated to weaker quality obligors as indicated by weaker credit scores, as well as mortgages with higher loan to value ratios, or limited documentation.
The Company did not have direct exposure through investments in subprime mortgage loans.
The Company’s exposure to sub-prime mortgage loans is through other investments. The following tables set forth the composition of our asset-backed securities collateralized by sub-prime mortgages as of the dates indicated:

	December 31, 2024
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$390	$390	$437	$—
Total	$390	$390	$437	$—

	December 31, 2023
	Actual Cost	BACV	Fair Value	Other-Than-Temporary Impairment Losses Recognized
	(in millions)
Residential mortgage-backed securities	$40	$40	$91	$7
Total	$40	$40	$91	$7

The residential mortgage-backed securities in the table above are rated by nationally recognized rating agencies. In making our investment decisions, the Company assigns internal ratings to our asset-backed securities based upon our dedicated asset-backed securities unit’s independent evaluation of the underlying collateral and securitization structure.
The Company did not have underwriting exposure to sub-prime mortgage risk through Mortgage Guaranty or Financial Guaranty insurance coverage.
Information about Financial Instruments with Off-Balance Sheet Risk and Financial Instruments with Concentrations of Credit Risk
During the normal course of its business, the Company utilizes financial instruments with off-balance sheet credit risk such as commitments and financial guarantees. Commitments primarily include commitments to fund investments in private placement securities, limited partnerships and other investments, as well as commitments to originate mortgage loans. As of December 31, 2024 and 2023, these commitments were $5,650 million and $5,025 million, respectively.
The Company writes credit default swaps requiring payment of principal due in exchange for the referenced credits, depending on the nature or occurrence of specified credit events for the referenced entities. In the event of a specified credit event, the Company’s maximum amount at risk, assuming the value of the referenced credits become worthless, is $2,713 million and $2,160 million at December 31, 2024 and 2023, respectively. The credit default swaps generally have maturities of five years or less.
In the course of the Company’s business, it provides certain financial guarantees and indemnities to third parties pursuant to which it may be contingently required to make payments now or in the future. As of December 31, 2024 and 2023, financial guarantees issued by the Company were $72,457 million and $77,697 million, respectively, primarily comprised of certain contracts underwritten by the Retirement segment include guarantees related to financial assets owned by the guaranteed party. These contracts are accounted for as derivatives and carried at fair value. At December 31, 2024 and 2023, such contracts in force carried a total guaranteed value of $72,457 million and $77,697 million, respectively. These guarantees are supported by collateral that is not reflected on the Company’s Statutory

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Statements of Admitted Assets, Liabilities and Capital and Surplus. This collateral had a fair value of $67,880 million and $72,898 million at December 31, 2024 and 2023, respectively.
Netting and Offsetting of Assets and Liabilities
The Company did not have any applicable transactions that are offset and reported net in accordance with SSAP No. 64, “Offsetting and Netting of Assets and Liabilities.”
5* Securities
The following table sets forth the NAIC 5* securities as of the dates indicated:

	December 31, 2024			December 31, 2023
	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value	Number of 5* Securities	Aggregate BACV	Aggregate Fair Value
	($ in millions)
Investment:
Bonds	27	$170	$166	32	$364	$356
LB&SS	18	100	99	11	32	29
Preferred stock	5	102	128	4	87	100
Total	50	$372	$393	47	$483	$485

Prepayment Penalties

The following table sets forth the prepayment penalty and acceleration fees for the years ended December 31:

	2024		2023		2022
	General Account	Separate Account	General Account	Separate Account	General Account	Separate Account

	($ in millions)
Prepayment Penalty and Acceleration Fees:
Number of CUSIPs	121	223	31	32	151	111
Aggregate Amount of investment income	$28	$18	$4	$6	$40	$16

Reporting Entity's Share of Cash Pool by Asset Type
As of both the years ended December 31, 2024 and 2023, the Company did not have any cash pool assets within the scope of SSAP No. 2R, "Cash, Cash Equivalents, Drafts, and Short-Term Investments" ("SSAP No. 2R"), that required disclosure.

Aggregate Collateral Loans by Qualifying Investment Collateral
As of December 31, 2024, the Company did not have any collateral loans within the scope of SSAP No. 21R, “Other Admitted Assets” (“SSAP No. 21R”).

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

6.    SUBSEQUENT EVENTS
Type 1 – Recognized Subsequent Events:
Subsequent events have been considered through April 17, 2025, the date these audited financial statements were issued.
In February of 2025, the Company received approval from the Department to record a $220 million payable as of December 31, 2024 for a capital contribution to its subsidiary, PLAZ. The capital contribution was paid by the Company prior to March 1, 2025.

Type 2 – Non-recognized Subsequent Events:
Subsequent events have been considered through April 17, 2025, the date these audited financial statements were issued.
There were no Type 2 subsequent events to report.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

7.    REINSURANCE
The Company participates in reinsurance in order to provide greater diversification of business, provide additional capacity for future growth, limit the maximum net loss potential arising from large risks, and manage capital, as well as certain risks associated with its products. The Company utilizes various types of reinsurance, including primarily yearly renewable term (“YRT”), coinsurance, coinsurance with funds withheld and modified coinsurance.

Total direct, assumed and ceded premiums for the years ended December 31, are as follows:

	2024	2023	2022
	(in millions)
Premiums:
Direct	$45,804	$24,453	$31,094
Assumed	13,203	12,368	12,121
Ceded	9,605	16,327	18,298

The Company does not have reinsurance agreements under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits as of December 31, 2024, 2023 and 2022.

The Company executed new reinsurance agreements with external counterparties and the reinsurance reserve credits as a result of these new reinsurance agreements for the years ended December 31, are as follows:

	2024	2023	2022
	(in millions)
Individual Life			$1,216
Retirement		$9,987	8,200
International	$400

The Company has written off or reported in its operations the following amounts during the years ending December 31, 2024, 2023 and 2022 as a result of uncollectible or commutated reinsurance with respective companies:

	Uncollectible Reinsurance			Commutation of Reinsurance
	2024	2023	2022	2024	2023	2022
	(in millions)
Claims incurred	$12	$12	$—	$—	$—	$—
Claims adjustment expenses incurred	—	—	—	—	—	—
Premiums earned	—	—	—	—	—	—
Other	(1)	—	—	—	—	—
Company:
Scottish Re (U.S.), Inc	12	12	—	—	—	—
North Carolina Mutual & AZ Mont	(1)	—	—	—	—	—

Most of the Company’s ceded reinsurance is undertaken as indemnity reinsurance, which does not discharge the Company as the primary insurer. Ceded balances would represent a liability to the Company in the event the reinsurers were unable to meet their obligations to the Company under the terms of the reinsurance agreements. The Company periodically reviews the financial condition of its reinsurers and amounts recoverable, recording an allowance when necessary for uncollectible reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The amounts related to reinsurance agreements included in “Future policy benefits and claims” and “Premiums and annuity considerations” as of and for the years ended December 31, are as follows:

	Policy and Claim Reserves			Premiums
	2024	2023	2022	2024	2023	2022
	(in millions)
Assumed from affiliated insurers	$37,448	$36,385	$34,880	$6,421	$6,679	$7,292
Assumed from unaffiliated insurers	20,467	20,257	21,042	6,782	5,689	4,829
Total reinsurance assumed	$57,915	$56,642	$55,922	$13,203	$12,368	$12,121

Ceded to affiliated insurers	$61,240	$61,877	$63,362	$2,229	$2,261	$4,813
Ceded to unaffiliated insurers	18,112	18,420	11,214	7,376	14,066	13,485
Total reinsurance ceded	$79,352	$80,297	$74,576	$9,605	$16,327	$18,298

Individual Life

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2024	2023	2022	2024	2023	2022
	(in millions)
Assumed:
PARCC*	$1,690	$1,736	$1,806	$1,277	$1,269	$1,328
PARU*	849	1,419	1,362	303	815	749
PLAZ	362	81	78	359	67	281
Lotus Re	42	42	40	34	33	31
PLNJ	70	51	50	72	45	44
Affiliated total	3,013	3,329	3,336	2,045	2,229	2,433
Unaffiliated	16,846	16,485	17,045	765	821	888
Unaffiliated total	16,846	16,485	17,045	765	821	888
Total	$19,859	$19,814	$20,381	$2,810	$3,050	$3,321

Ceded:
PLAZ	$13,160	$12,658	$13,093	$311	$328	$360
Lotus Re	2,266	2,293	2,314	216	227	2,732
PURE	—	7	—	(8)	7	—
Affiliated total	15,426	14,958	15,407	519	562	3,092
Unaffiliated	2,511	2,619	2,754	1,421	1,424	1,437
Unaffiliated total	2,511	2,619	2,754	1,421	1,424	1,437
Total	$17,937	$17,577	$18,161	$1,940	$1,986	$4,529

*Prior period amounts have been updated to conform to current period presentation due to captive mergers of PAR Term, Term Re and DART into PARCC and GUL Re and PURC into PARU.

GUL Agreements

Effective January 1, 2024 and October 1, 2024, Prudential Insurance was involved in a broader transaction to cede certain guaranteed universal life (“GUL”) policy risk (which was previously retained by Prudential Insurance and its affiliates) to third-party reinsurers. To facilitate these GUL transactions, certain agreements between Prudential Insurance and its affiliates (PLAZ, PLNJ, captives) were partially or fully recaptured. Also to facilitate these GUL transactions, Prudential Insurance entered into YRT reinsurance agreements with PLAZ and PLNJ to passthrough the amounts that were already reinsured by Prudential Insurance to third-party reinsurers.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

PARCC

The Company entered into a YRT agreement with a subsidiary, Prudential Arizona Reinsurance Captive Company (“PARCC” or the “captives”), to assume up to 100% of its mortality risk associated with certain term life insurance contracts which are not subject to principles-based reserving. The Company subsequently entered into yearly renewable agreements to cede up to 100% of the mortality risk assumed from PARCC to external reinsurers. Effective October 1, 2024, the term business reinsured by PARCC and retroceded to PICA expanded due to a merger of other term captive companies (PAR Term, Term Re, and DART).

PARU

Effective January 1, 2013, the Company also entered into an agreement with a subsidiary, Prudential Arizona Reinsurance Universal Company (“PARU” or the “captives”), to assume 95% of the face amount of mortality risk on the first $1 million and 100% of the mortality risk in excess of $1 million on the Hartford Guaranteed Universal Life (“GUL”) business assumed from PLAZ. Under this agreement, PARU retains between 0% and 5% of the face amount with respect to the mortality risk assumed on these policies, subject to a $50,000 per policy maximum, and retrocedes all of the remaining mortality risk to the Company. For select GUL policies where Hartford reinsured a portion of the no-lapse risk with external reinsurers and where those reinsurance agreements have been novated from Hartford to the Company, PARU retrocedes that same percentage of no-lapse risk to the Company. Effective July 1, 2011, the Company entered into a YRT agreement with this same subsidiary for PARU to retrocede risk on PLAZ and PLNJ issued policies to the Company. In 2024, there were restructurings to this agreement and ultimately a full recapture (GUL Re and PURC). As a result of the recapture, there was a recapture settlement which appears as premium in Schedule S.

PLAZ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLAZ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Also, effective January 2, 2013, the Company entered into two agreements with PLAZ to retrocede the portion of the Hartford assumed business (From Individual Life Insurance (“ILI”) and Talcott Life Insurance Company, formerly known as Hartford Life Insurance Company, entities) that is classified as GUL. As of January 1, 2022, most of the variable life insurance policies were recaptured resulting in a $460 million gain and then reinsured from PLAZ to Lotus Re as mentioned below. Effective January 1, 2024 and October 1, 2024, PLAZ entered into YRT reinsurance agreements with, and partially recaptured some business from, Prudential Insurance as described above in the “GUL Agreements” section.

PLNJ

Effective December 1, 2004, the Company has entered into a YRT reinsurance agreement with PLNJ, a subsidiary of the Company, to reinsure up to 100% of mortality risk remaining on its policies after any coinsurance with other captives. Effective July 1, 2017, this agreement was terminated for new business for most permanent products. Effective January 1, 2024, PLNJ entered into a YRT reinsurance agreement with, and partially recaptured some business from, Prudential Insurance as described above in the “GUL Agreements” section.

Lotus Re

Effective January 1, 2022, the Company entered into an agreement with Lotus Re, an affiliate reinsurance company, to reinsure variable life policies. The structure is coinsurance/modified coinsurance, with 90% of risk covered by Lotus Re and PICA retaining 10% under the agreement. In addition, the Company entered into a YRT agreement with Lotus Re, also effective January 1, 2022, under which Lotus Re cedes mortality risk for variable life policies back to the Company. The amount ceded from Lotus Re to the Company and the reinsurance premiums are a full passthrough to replicate the amounts covered under various YRT agreements between the Company and third-party reinsurers. Settlement of $3.2 billion was in-kind and is therefore reflected within the supplemental disclosure of non-cash items in Note 1B. As a result of this transaction, the Company recorded an $830 million deferred reinsurance gain as of December 31, 2022. In addition, the Company entered into a coinsurance agreement with Lotus Re effective October 1, 2024 to cede 100% of a small block of Appreciable Life policies in extended term policy status.

PURE

Effective October 1, 2023, the Company entered into a coinsurance agreement with Prudential Universal Reinsurance Entity Company (“PURE”), a subsidiary of the Company, to reinsure 10% of mortality risk on MyLegacy policies. This agreement was recaptured effective January 1, 2024 and as a result, there was a small recapture settlement (showing as a negative premium) in 2024.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Unaffiliated

Individual Life utilizes various types of reinsurance, including primarily YRT, per person excess, excess of loss, and coinsurance. On policies sold since 2000, the Company has reinsured a significant portion of the individual life mortality risk. Placement of reinsurance is accomplished primarily on an automatic basis with some specific risks reinsured on a facultative basis. The Company has historically retained up to $30 million per life, but reduced its retention limit to $20 million per life beginning in 2013, and further reduced it to $10 million per life beginning in 2020.

On January 2, 2013, the Company acquired the individual life insurance business of The Hartford Financial Services Group, Inc. (“The Hartford”) through a reinsurance transaction. Under the terms of the agreement, the Company paid The Hartford a cash consideration of $615 million consisting primarily of a ceding commission to provide reinsurance for approximately 700,000 Hartford life insurance policies with a net retained face amount in force of approximately $141 billion. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired business beginning from the date of acquisition.

Closed Block

The Company has ceded to an affiliated insurer as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2024	2023	2022	2024	2023	2022
	(in millions)
Ceded:
PLIC	$45,814	$46,919	$47,955	$1,679	$1,667	$1,692
Affiliated total	$45,814	$46,919	$47,955	$1,679	$1,667	$1,692

PLIC

The Plan of Reorganization provided that Prudential Insurance may, with the prior consent of the New Jersey Commissioner of Banking and Insurance, enter into agreements to transfer to a third party all or any part of the risks under the Closed Block policies. Effective January 1, 2015, the Company recaptured 100% of the remaining Closed Block policies in force covered by these agreements. Concurrently, on January 1, 2015, the Company entered into a reinsurance agreement with its subsidiary, PLIC, in which the Company reinsured substantially all of the outstanding liabilities of its regulatory Closed Block, primarily on a coinsurance basis. The only exceptions to the 100% coinsurance arrangement are as follows (1) the policyholder dividend liability which will be reinsured from the Company to PLIC on a 100% modified coinsurance basis (2) 10% of the Closed Block’s New York policies, which will be retained by the Company on both the coinsurance and modified coinsurance agreements; and (3) certain Closed Block policies that were previously reinsured externally. In connection with this reinsurance transaction, the Company ceded approximately $58 billion of assets into a newly established statutory guaranteed separate account of PLIC. Concurrently, the Company ceded approximately $5 billion of assets to PLIC to support the securities lending program.

Individual Annuities

The Company has assumed from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2024	2023	2022	2024	2023	2022
	(in millions)
Assumed:
PLNJ	$305	$337	$394	$711	$307	$62
Affiliated total	305	337	394	711	307	62
Unaffiliated	1,017	1,179	1,524	31	7	18
Unaffiliated total	1,017	1,179	1,524	31	7	18
Total	$1,322	$1,516	$1,918	$742	$314	$80

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

PLNJ

Effective April 1, 2016, the Company reinsured variable annuity base contracts, along with the living benefit guarantees, from PLNJ. This reinsurance agreement covers new and in force business and excludes business reinsured externally. As of December 31, 2020, PLNJ discontinued the sales of traditional variable annuities with guaranteed living benefit riders. This discontinuation has no impact on the reinsurance agreement between PLNJ and the Company.

Effective February 1, 2023, PLNJ began selling indexed variable annuities products, which the Company reinsured through the existing reinsurance agreement under modified coinsurance. The reinsurance of the indexed variable annuities transfers all significant risks, including mortality risk, embedded in the reinsured contracts assumed by the Company.

The product risks related to the reinsured business are being managed in the Company. In addition, the living benefit hedging program related to the reinsured living benefit guarantees is being managed within the Company.

Unaffiliated

Effective June 1, 2006, the Company acquired the variable annuity business of Wilton Re and Everlake (former Allstate block of business) through a reinsurance transaction for $635 million pre-tax of total consideration, consisting primarily of a $628 million ceding commission. The reinsurance arrangement with Wilton Re and Everlake included a coinsurance arrangement associated with the separate account assets and liabilities assumed. The assets acquired and liabilities assumed have been included in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus as of the date of acquisition. The Company’s Statement of Operations and Changes in Capital and Surplus includes the results of the acquired variable annuity business beginning from the date of acquisition.

FLIAC

Effective December 31, 2015, the Company entered into a reinsurance agreement with FLIAC for its deferred variable annuity business written in New York on a whole contract basis where the general account liabilities will be reinsured on a coinsurance basis, and the separate account and Market Value Adjusted liabilities will be reinsured on a modified coinsurance basis. On April 1, 2022, FLIAC (formerly PALAC) was sold to Fortitude Re and is no longer considered an affiliate of the Company.

Retirement

The Company has assumed and ceded from affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2024	2023	2022	2024	2023	2022
	(in millions)
Assumed:
PLAZ	$2	$2	$2	$—	$—	$—
Affiliated total	2	2	2	—	—	—
Unaffiliated	2,597	2,585	2,465	5,986	4,860	3,924
Unaffiliated total	2,597	2,585	2,465	5,986	4,860	3,924
Total	$2,599	$2,587	$2,467	$5,986	$4,860	$3,924

Ceded:
Unaffiliated	$9,753	$9,977	$—	$—	$8,981	$—
Unaffiliated total	9,753	9,977	—	—	8,981	—
Total	$9,753	$9,977	$—	$—	$8,981	$—
PLAZ

Effective July 31, 1984, the Company has entered into a Group Annuity Contract reinsurance agreement with PLAZ, a subsidiary of the Company, whereby the reinsurer, in consideration for a single premium payment by the Company, provides reinsurance equal to 100% of all payments due under the contract.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Unaffiliated

Since 2014, the Company has entered into reinsurance agreements to assume longevity risk in the United Kingdom. Under these arrangements, the Company assumes scheduled monthly premiums including reinsurance fees, and in exchange, the Company pays the reinsured benefits based on the actual mortality experience for the period to the ceding insurers. The Company has secured collateral from its counterparties to minimize counterparty default risk. As of December 31, 2024, the Company has reserves of $536 million to cover the asset and longevity risk associated with the pension benefits.

Prismic Re

In September 2023, the Company entered into an agreement with Prismic Re to reinsure approximately $10 billion of reserves for certain structured settlement annuity contracts issued by the Company effective September 2023. These contracts represent approximately 70% of the Company’s in-force structured settlement annuities business. As a result of this transaction, the Company recorded a day 1 loss of $861 million, of which $808 million was recognized through net income and $53 million was recorded as a deferred reinsurance loss as of December 31, 2023.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

International

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2024	2023	2022	2024	2023	2022
	(in millions)
Assumed:
Prudential Life Insurance Co., Ltd. (Japan)	$26,298	$24,984	$23,412	$3,077	$3,430	$3,704
Prudential Gibraltar Financial Life Insurance Co., Ltd	7,766	7,733	7,736	498	713	1,091
Gibraltar Life Insurance Co., Ltd	64	—	—	90	—	—
Affiliated total	$34,128	$32,717	$31,148	$3,665	$4,143	$4,795

Ceded:
Prudential Seguros Mexico, S.A. de C.V.	$—	$—	$—	$31	$32	$29
Affiliated total	—	—	—	31	32	29
Unaffiliated	400	—	—	2,382	4	4
Unaffiliated total	400	—	—	2,382	4	4
Total	$400	$—	$—	$2,413	$36	$33

Affiliated

The Company reinsures certain individual life insurance policies through excess risk term contracts. In addition, the Company has entered into coinsurance agreements for U.S. dollar-denominated policies sold by The Prudential Life Insurance Company, Ltd. (Japan) (“POJ”), Prudential Gibraltar Financial Life Insurance Co. Ltd (“PGFL”), and The Gibraltar Life Insurance Co., Ltd (“GIB”). For these reinsurance policies assumed through excess risk term contracts, the Company retrocedes a portion of these reinsurance policies to foreign subsidiary companies of Prudential Financial.

In April 2016, a trust was established for the benefit of certain policyholders related to a reinsurance agreement between the Company and POJ. Total assets of $13.5 billion and $13.7 billion related to this trust arrangement were on deposit with trustees as of December 31, 2024 and December 31, 2023, respectively.

Unaffiliated

In October 2024, the Company entered into a retrocession agreement with The Canada Life Assurance Company for the U.S. dollar denominated whole life policies currently assumed from POJ. This retrocession agreement is a combination of modified coinsurance and coinsurance, where policies are retroceded based upon a quota share percentage.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Group Insurance

The Company has assumed from and ceded to unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2024	2023	2022	2024	2023	2022
	(in millions)
Assumed:
Unaffiliated	$7	$7	$7	$—	$—	$—
Unaffiliated total	$7	$7	$7	$—	$—	$—

Ceded:
Unaffiliated	$286	$273	$250	$2,884	$2,952	$3,122
Unaffiliated total	$286	$273	$250	$2,884	$2,952	$3,122

Unaffiliated

Group Insurance uses reinsurance primarily to limit losses from large claims, in response to client requests and for capital management purposes.

Other Business

The Company has assumed from and ceded to affiliated and unaffiliated insurers as of and for the years ended December 31, as follows:

	Policy and Claim Reserves			Premiums
	2024	2023	2022	2024	2023	2022
	(in millions)
Assumed:
Unaffiliated	$—	$1	$1	$—	$1	$1
Unaffiliated total	—	1	1	—	1	1
Total	$—	$1	$1	$—	$1	$1

Ceded:
Unaffiliated	$5,162	$5,551	$8,210	$689	$705	$8,922
Unaffiliated total	5,162	5,551	8,210	689	705	8,922
Total	$5,162	$5,551	$8,210	$689	$705	$8,922

Effective April 2022, in connection with the Full Service Retirement business sale, the Company entered into separate agreements with external counterparties, Empower and Empower Life & Annuity Insurance Company of New York to reinsure a portion of its Full Service Retirement business. The company ceded 100% of separate account liabilities under modified coinsurance and 100% of general account liabilities under coinsurance of its Full Service Retirement business. The Company's Full Service Retirement business separate accounts consist of market value and stable value separate accounts, and the Full Service general account products consist of individual annuities, stable value accumulation funds and a stable value wrap product known as a synthetic guaranteed investment contract. The reinsurance agreement offers the policyholders the opportunity to novate their contracts from the Company to Empower and any such novated contracts shall cease to be reinsured under this agreement. As a result of this transaction, the Company recorded a $222 million reinsurance gain at the time of transaction of which $175 million was reflected as a deferred reinsurance gain as of December 31, 2022.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

8.    DERIVATIVE INSTRUMENTS
The Company uses derivatives to manage risks from changes in interest rates or foreign currency values, to alter interest rate or currency exposures arising from mismatches between assets and liabilities (including duration mismatches), to hedge against changes in the value of assets it owns or anticipates acquiring and other anticipated transactions and commitments, and to replicate the investment performance of otherwise permissible investments. Insurance statutes restrict the Company’s use of derivatives primarily to hedging, income generation, and replication activities intended to offset changes in the market value and cash flows of assets held, obligations, and anticipated transactions and prohibit the use of derivatives for speculation.

The Company, at inception, may designate derivatives as either (1) a hedge of the fair value of a recognized asset or liability or unrecognized firm commitment; (2) a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability; (3) a foreign-currency fair value or cash flow hedge; (4) a hedge of the foreign currency exposure of a net investment in a foreign operation or (5) a derivative that does not qualify for hedge accounting, including replications.
To qualify for hedge accounting treatment, a derivative must be highly effective in mitigating the designated risk of the hedged item. Effectiveness of the hedge is formally assessed at inception and throughout the life of the hedging relationship.
Upon termination of a derivative that qualified for hedge accounting, the gain or loss is usually reflected as an adjustment to the basis of the hedged item and is recognized in income consistent with the hedged item. There were no instances in which the Company discontinued cash flow hedge accounting because the forecasted transaction did not occur. The qualifying cash flow hedges are related to the variability of the payment or receipt of interest or foreign currency amounts on existing financial instruments and certain forecasted transactions. The maximum length of time for which these variable cash flows are hedged was 36 years and 37 years, as of December 31, 2024 and 2023, respectively.
To the extent that the Company chooses not to designate its derivatives for hedge accounting or designated derivatives no longer meet the criteria of an effective hedge, the changes in their fair value are included in “Change in net unrealized capital gains (losses)” without considering changes in fair value of the hedged item. Accruals of interest income, expense and related cash flows on swaps are reported in “Net investment income.” Upon termination of a derivative that does not qualify for hedge accounting, the gain or loss is included in “Net realized capital gains (losses).” In addition, when realized gains or losses on interest-rate related derivatives are recognized, they are amortized through the IMR.
Types of Derivative Instruments and Derivative Strategies
Derivative instruments used by the Company include currency swaps, currency forwards, interest rate swaps, interest rate forwards, interest rate options, total return swaps, treasury futures, equity options (including rights and warrants), equity futures, and credit default swaps. For those hedge transactions which qualify for hedge accounting, the change in the carrying value or cash flow of the derivative is recorded in a manner consistent with the changes in the carrying value or cash flow of the hedged asset, liability, firm commitment or forecasted transaction. For hedges of net investments in a foreign operation, changes in fair value of such derivatives, to the extent effective, are recorded in “Change in net unrealized capital gains.” In measuring effectiveness, with respect to certain hedge relationships, the Company’s risk management strategy may define specific risk being hedged and it may exclude specific components of derivatives gains or losses unrelated to the defined risk; such excluded components for hedge relationships the Company has are recognized in “Net investment income” and amortized over the term of the hedge relationship.
Interest Rate Contracts
Interest rate swaps, options, forwards, and futures are used by the Company to reduce risks from changes in interest rates, manage interest rate exposures arising from mismatches between assets and liabilities (including duration mismatches) and to hedge against changes in the value of assets it owns or anticipates acquiring or selling. Swaps may be attributed to specific assets or liabilities or may be used on a portfolio basis. Under interest rate swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed upon notional principal amount.
In exchange-traded interest rate futures transactions, the Company purchases or sells a specified number of contracts, the values of which are determined by the values of underlying referenced investments, and receives/posts variation margin on a daily basis in an amount equal to the difference in the daily market values of those contracts. The Company enters into exchange-traded futures with regulated futures commission’s merchants who are members of a trading exchange.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Equity Contracts
Equity index options and futures are contracts which will settle in cash based on differentials in the underlying indices at the time of exercise and the strike price. The Company uses combinations of purchases and sales of equity index options to hedge the effects of adverse changes in equity indices within a predetermined range.

Total return swaps are contracts whereby the Company agrees with counterparties to exchange, at specified intervals, the difference between the return on an asset (or market index) and SOFR based on a notional amount. The Company generally uses total return swaps to hedge the effect of adverse changes in equity indices.

Foreign Exchange Contracts
Currency derivatives, including currency forwards and swaps are used by the Company to reduce risks from fluctuations in currency exchange rates with respect to investments denominated in foreign currencies that the Company either holds or intends to acquire or sell, and to hedge the currency risk associated with net investments in foreign operations and anticipated earnings of its foreign operations.
Under currency forwards, the Company agrees with counterparties to deliver a specified amount of an identified currency at a specified future date. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at the specified future date. As noted above, the Company uses currency forwards to mitigate the impact of changes in currency exchange rates on U.S. dollar equivalent earnings generated by certain of its non-USD denominated businesses, international operations, and investments. The Company executes forward sales of the hedged currency in exchange for U.S. dollars at a specified exchange rate. The maturities of these forwards correspond with the future periods in which the non-U.S. dollar-denominated earnings are expected to be generated.
Under currency swaps, the Company agrees with counterparties to exchange, at specified intervals, the difference between one currency and another at an exchange rate and calculated by reference to an agreed principal amount. Generally, the principal amount of each currency is exchanged at the beginning and termination of the currency swap by each party.
Other Contracts
The Company, from time to time, uses TBA forward contracts to gain exposure to the investment risk and return of mortgage-backed securities. TBA transactions can help the Company enhance the return on its investment portfolio, and can provide a more liquid and cost effective method of achieving these goals than purchasing or selling individual mortgage-backed pools. Typically, the price is agreed upon at the time of the contract and payment for such a contract is made at a specified future date. Additionally, pursuant to the Company’s mortgage dollar roll program, TBAs or mortgage-backed securities are transferred to counterparties with a corresponding agreement to repurchase them at a future date. These transactions do not qualify as secured borrowings and are accounted for as derivatives.
Credit Derivatives
Credit default swaps are used by the Company in conjunction with fixed income investments as replication synthetic asset transactions (“RSAT”). RSATs are derivative transactions entered into in conjunction with other investments in order to produce the investment characteristics of otherwise permissible investments. Credit default swaps used in RSATs are carried at amortized cost with premiums received on such transactions recorded to “Net investment income” over the life of the contract and loss payouts, if any, are recorded as “Net realized capital gains (losses).” The Company also uses credit default swaps to hedge exposures in its investment portfolios. Such contracts are not designated as replications, and they are used in relationships that do not qualify for hedge accounting.
Credit derivatives, where the Company has written credit protection on certain index references with notional amounts of $2,713 million and $2,160 million, are reported at fair value as an asset of $51 million and an asset of $26 million as of December 31, 2024 and 2023, respectively. As of December 31, 2024, these credit derivatives’ notionals had the following NAIC ratings: $2,488 million in NAIC 3, and $225 million in NAIC 6. As of December 31, 2023, these credit derivatives’ notionals had the following NAIC ratings: $47 million in NAIC 1, $1,872 million in NAIC 3, and $241 million in NAIC 6. NAIC designations are based on the lowest rated single name reference included in the index.
The Company’s maximum amount at risk under these credit derivatives equals the aforementioned notional amounts and assumes the value of the underlying securities becomes worthless. These single name credit derivatives have matured, while the credit protection on the index reference has a maturity of less than 10 years. These credit derivatives are accounted for as RSATs.
In addition to writing credit protection, the Company may purchase credit protection using credit derivatives in order to hedge specific credit exposures in the Company’s investment portfolio. As of both December 31, 2024 and 2023, the Company had no outstanding contracts where it had purchased credit protection.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Counterparty Credit Risk
The Company is exposed to credit-related losses in the event of nonperformance by counterparties to financial derivative transactions. Generally, the credit exposure of the Company’s OTC derivative transactions are represented by the contracts with a positive fair value (market value) at the reporting date after taking into consideration the existence of netting agreements. Also, the Company enters into exchange-traded futures and transactions through regulated exchanges and these transactions are settled on a daily basis, thereby reducing credit risk exposure in the event of non-performance by counterparties to such financial instruments.
Substantially all of the Company’s OTC derivative contracts are transacted with a subsidiary, Prudential Global Funding, LLC (“PGF”). In instances where the Company transacts with unaffiliated counterparties, the Company manages credit risk by entering into derivative transactions with highly rated major international financial institutions and other credit worthy counterparties, and by obtaining collateral where appropriate. Additionally, limits are set on single party credit exposures which are subject to periodic management review.
The net cash collateral that would need to be returned by the Company was $254 million and $195 million as of December 31, 2024 and 2023, respectively.
The net fair value of securities pledged as collateral by the Company was $1,381 million and $1,768 million as of December 31, 2024 and 2023, respectively.
The table below depicts the derivatives owned by the Company as of December 31, 2024 and 2023:

	Derivatives Financial Instruments
	December 31, 2024			December 31, 2023
		Carrying	Estimated		Carrying	Estimated
	Notional	Amount	Fair Value	Notional	Amount	Fair Value

	(in millions)
Options:
Assets	$2,448	$190	$190	$3,317	$144	$144
Liabilities	$1,190	$170	$170	$1,651	$139	$138
Swaps:
Assets	47,274	3,754	3,568	40,382	3,185	3,202
Liabilities	30,102	2,595	3,028	31,837	2,606	2,867
Forwards:
Assets	3,722	105	162	1,537	23	44
Liabilities	2,811	123	196	5,052	175	263
Futures:
Assets	1,508	27	3	1,586	30	2
Liabilities	4,096	—	16	5,203	—	24
Totals:
Assets	$54,952	$4,076	$3,923	$46,822	$3,382	$3,392
Liabilities	$38,199	$2,888	$3,410	$43,743	$2,920	$3,292
Certain of the Company’s derivative contracts require premiums to be paid at a series of specified future dates over the life of the contract or at maturity. The discounted value of these future settled premiums is included in the measurement of the estimated fair value of each derivative along with all other contractual cash flows.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The table below summarizes the net amount of undiscounted future settled premium payments (receipts), by year, as of December 31, 2024:

Fiscal Year	Premium Payments Due
2025	$—
2026	—
2027	—
2028	—
Thereafter	—
Total Future Settled Premiums	$—

	December 31, 2024	December 31, 2023
	(in millions)
Undiscounted Future Premium Commitments	$—	$25
Derivative Fair Value With Premium Commitments	—	(23)
Derivative Fair Value Excluding Impact of Future Settled Premiums	—	2

The table below summarizes the applicable excluded component data as of December 31, 2024:

Type of Excluded Component	Current Fair Value	Recognized Unrealized Gain/Loss	Fair Value Reflected in BACV	Aggregate Amount Owed at Maturity	Current Year Amortization	Remaining Amortization
(in millions)
Time Value	N/A	N/A	N/A
Intrinsic Value	N/A	N/A	N/A
Cross Current Basis Spread	N/A	N/A	N/A
Forward Points	$(64)	$—	$—	$(329)	$(10)	$(302)

The table below summarizes the applicable excluded component data as of December 31, 2023:

Type of Excluded Component	Current Fair Value	Recognized Unrealized Gain/Loss	Fair Value Reflected in BACV	Aggregate Amount Owed at Maturity	Current Year Amortization	Remaining Amortization
(in millions)
Time Value	N/A	N/A	N/A
Intrinsic Value	N/A	N/A	N/A
Cross Current Basis Spread	N/A	N/A	N/A
Forward Points	$(60)	$—	$—	$(330)	$(8)	$(312)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

9.    INCOME TAXES

The application of SSAP No. 101 requires a company to evaluate the recoverability of deferred tax assets and to establish a valuation allowance if necessary, to reduce the deferred tax asset to an amount which is more likely than not to be realized. Considerable judgment is required in determining whether a valuation allowance is necessary, and if so, the amount of such valuation allowance. In evaluating the need for a valuation allowance the Company considers many factors, including: (1) the nature of the deferred tax assets and liabilities; (2) whether they are ordinary or capital; (3) the timing of their reversal; (4) taxable income in prior carry back years as well as projected taxable earnings, exclusive of reversing temporary differences and carry forwards; (5) the length of time that carryovers can be utilized; (6) unique tax rules that would impact the utilization of the deferred tax assets; and, (7) any tax planning strategies that the Company would employ to avoid a tax benefit from expiring unused. Although the realization is not assured, management believes it is more likely than not that the deferred tax assets, net of valuation allowances, will be realized. The Company has recorded $0.3 million and $0 valuation allowance as of December 31, 2024 and December 31, 2023, respectively. Valuation allowance has been recorded against deferred tax assets related to the branch foreign tax credits. Adjustments to the valuation allowance are made to reflect changes in management’s assessment of the amount of the deferred tax asset that is realizable, and the amount of deferred tax asset actually realized during the year.

9A.     The components of the net deferred tax asset/(liability) (“DTA”/“DTL”) are as follows:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)
Gross DTA	$6,255	$239	$6,494	$6,587	$106	$6,693	$(332)	$133	$(199)
Statutory Valuation Allowance Adjustment	—	—	—	—	—	—	—	—	—
Adjusted Gross DTA	6,255	239	6,494	6,587	106	6,693	(332)	133	(199)
DTA Nonadmitted	1,118	118	1,236	1,093	—	1,093	25	118	143
Subtotal (Net Admitted Adjusted Gross DTA)	5,137	121	5,258	5,494	106	5,600	(357)	15	(342)
DTL	3,101	121	3,222	3,341	161	3,502	(240)	(40)	(280)
Net Admitted DTA	$2,036	$—	$2,036	$2,153	$(55)	$2,098	$(117)	$55	$(62)

	December 31, 2024	December 31, 2023
	(in millions)
Change in Net DTA	$81	$(300)
Less: Change in Net DTL on unrealized (gains)/losses	33	54
Less: Shared based payment adjustment	—	—
Less: Other deferred booked to surplus	—	—
Change in net deferred income tax	$48	$(354)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The components of the admission calculation are as follows:

	December 31, 2024			December 31, 2023			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components - SSAP No. 101	(in millions)
Admitted pursuant to 11.a. (loss carrybacks)	$—	$—	$—	$—	$23	$23	$—	$(23)	$(23)
Admitted pursuant to 11.b. (Realization)	2,036	—	2,036	2,075	—	2,075	(39)	—	(39)
Realization per 11.b.i	3,973	—	3,973	4,211	—	4,211	(238)	—	(238)
Limitation per 11.b.ii			2,036			2,075			(39)
Admitted pursuant to 11.c	3,101	121	3,222	3,419	83	3,502	(318)	38	(280)
Total Admitted pursuant to SSAP No. 101	$5,137	$121	$5,258	$5,494	$106	$5,600	$(357)	$15	$(342)

Additional information used in certain components of the admission calculation are as follows:

	December 31, 2024	December 31, 2023
	Total	Total
ExDTA ACL RBC ratio	($ in millions)
Ratio % used to determine recovery period & threshold limit amount	741.09%	786.29%
Amount of adjusted capital and surplus used to determine recovery period & threshold limit	$19,709	$19,695

	December 31, 2024		December 31, 2023		Change
	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax-Planning Strategies	($ in millions)
Determination of adjusted gross deferred tax assets and net admitted deferred tax assets by tax character as a percentage
Adjusted gross DTAs amount from Note 9A	$6,255	$239	$6,587	$106	$(332)	$133
Percentage of adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to the tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Net admitted adjusted gross DTAs amount from Note 9A	5,137	121	5,494	106	(357)	15
Percentage of net admitted adjusted gross DTAs by tax character admitted because of the impact of tax planning strategies attributable to that tax character	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%

The Company's tax-planning strategies do not include the use of reinsurance.

9B.     Deferred tax liabilities not recognized:
There were no deferred tax liabilities that are not recognized.

The Company has no Policyholder surplus account under the Internal Revenue Code.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

9C.     Current income taxes incurred consist of the following major components as of December 31:
Current Income Tax:

				Change	Change
	2024	2023	2022	2024-2023	2023-2022
	(in millions)
Federal	$354	$(42)	$953	$396	$(995)
Foreign	8	4	3	4	1
Subtotal	362	(38)	956	400	(994)
Federal income tax on net realized capital gains (losses)	(255)	(181)	(226)	(74)	45
Capital loss carry-forwards	—	—	—	—	—
Other	—	—	—	—	—
Federal and foreign income taxes incurred	$107	$(219)	$730	$326	$(949)

DTAs Resulting from Book/Tax Differences:

	2024	2023	Change
	(in millions)
Ordinary:
Insurance Reserves	$2,007	$2,043	$(36)
Policyholder Dividends	234	223	11
Deferred Acquisition Costs	461	455	6
Employee Benefits	573	598	(25)
Invested Assets	2,825	3,092	(267)
Nonadmitted Assets	103	120	(17)
Other Deferred Tax Assets	52	56	(4)
Subtotal	6,255	6,587	(332)
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	1,118	1,093	25
Total admitted ordinary DTA	5,137	5,494	(357)
Capital:
Invested Assets – Bonds, Stocks, & Other	37	45	(8)
Unrealized Capital (Gains)/Losses	202	61	141
Subtotal	239	106	133
Statutory valuation allowance adjustment	—	—	—
Nonadmitted	118	—	118
Total admitted capital DTA	121	106	15
Total admitted DTA (Ordinary and Capital)	$5,258	$5,600	$(342)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

DTLs Resulting from Book/Tax Differences:

	2024	2023	Change
	(in millions)
Ordinary:
Insurance Reserves	$523	$653	$(130)
Invested Assets - Derivatives & Other	2,388	2,609	(221)
Unrealized Capital (Gains)/Losses	157	47	110
Other	33	32	1
Subtotal	3,101	3,341	(240)
Capital:
Invested Assets - Bonds, Stocks, & Other	121	161	(40)
Subtotal	121	161	(40)
Total DTLs	$3,222	$3,502	$(280)

Net DTAs/DTLs	$2,036	$2,098	$(62)

9D.     Analysis of Actual Income Tax Expense
The Company’s income tax expense differs from the amount obtained by applying the statutory rate of 21% to pretax net income for the following reasons at December 31:

				Change	Change
	2024	2023	2022	2024-2023	2023-2022
	(in millions)
Expected federal income tax expense	$122	$158	$(69)	$(36)	$227
Non taxable investment income	(66)	(89)	(95)	23	6
Tax credits (1)	(35)	(44)	(44)	9	—
Items in equity	(60)	82	74	(142)	8
IMR	38	47	(53)	(9)	100
Deferred ceding allowance	60	(16)	211	76	(227)
Sale of subsidiary	—	(16)	113	16	(129)
Prior Period Adjustment - Reserve	—	16	—	(16)	16
Prior year true-up	(3)	(4)	(12)	1	8
Change in law	—	—	—	—	—
Other amounts (1)	3	1	(4)	2	5
Total incurred income tax expense	$59	$135	$121	$(76)	$14

(1) Prior period amounts have been updated to conform to current period presentation.

Non-Taxable Investment Income - This item is primarily related to common stock earnings of subsidiaries and the U.S. Dividends Received Deduction (“DRD”). The DRD reduces the amount of dividend income subject to U.S. tax and accounts for a significant amount of the non-taxable investment income shown in the table above. More specifically, the U.S. DRD constitutes $12 million of the total $66 million of 2024 non-taxable investment income, $22 million of the total $89 million of 2023 non-taxable investment income, and $22 million of the total $95 million of 2022 non-taxable investment income. The DRD for the current period was estimated using information from 2023, current year investment results, and current year’s equity market performance. The actual current year DRD can vary based on factors such as, but not limited to, changes in the amount of dividends received that are eligible for the DRD, changes in the amount of distributions received from fund investments, changes in the account balances of variable life and annuity contracts, and the Company’s taxable income before the DRD. The remaining $54 million of tax benefit for 2024 is driven by $37 million related to common stock earnings of subsidiaries, $6 million of tax-exempt interest, and other adjustments. For 2023, $67 million of tax benefit is driven by $39 million related to common stock earnings of subsidiaries, $11 million of tax-exempt interest, and other adjustments. For 2022, $73 million of tax benefit is driven by $66 million related to common stock earnings of subsidiaries, $16 million of tax-exempt interest, and other adjustments.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Interest Maintenance Reserve (IMR) - This item is designed to defer realized capital gains & losses that result from the sale of fixed income investments resulting from changes in the overall level of interest rates. Per SSAP No. 7, the gains and losses are amortized into investment income over the expected remaining life of the investments sold. The deferral of the gains for book purposes is not allowed for tax. Therefore, the deferred gain and the corresponding amortization are reversed for tax.

Deferred Ceding Allowance - SSAP 61R requires that any initial gains or increase in surplus resulting from reinsurance agreements be deferred. Recognition of the gain is reflected as earnings emerge from the business reinsured. The deferred gain is recognized for tax purposes on day 1 and subsequent recognition in pre-tax is reversed for tax.

Sale of Subsidiary - This line item represents the inclusion of the taxable gain on sale of PRIAC, PICA's former subsidiary, to EAICA booked to surplus.

Low-Income Housing and Other Tax Credits - These amounts include credits within the U.S. tax code for the development of affordable housing aiming at low-income Americans, as well as foreign tax credits.

Prior Period Adjustment – Reserve - This item relates to the prior period adjustment from an overstatement of Future policy benefits and claims recorded to surplus. Please refer to Note 2 for further details.

9E.     Additional Tax Disclosures
1.The amounts, origination dates and expiration dates of operating loss and tax credit carry forwards available for tax purposes:

At December 31, 2024, the Company had no net operating loss and no tax credit carry forwards.

2.The Company has no income tax incurred as of December 31 2024, 2023, and 2022 that is available for recoupment in the event of future net losses.

3.The aggregate amount of deposits admitted under IRC § 6603 is $0.

9F.     The Company’s liability for income taxes includes the liability for unrecognized tax benefits and interest that relate to tax years still subject to review by the Internal Revenue Service or other taxing authorities. The completion of review or the expiration of the U.S. Federal statute of limitations for a given audit period could result in an adjustment to the liability for income taxes.

The Company’s unrecognized tax benefits were $4 million, $8 million and $8 million for the years ended December 31, 2024, 2023 and 2022, respectively. The Company cannot predict with reasonable accuracy whether there will be any significant changes within the next twelve months to its total unrecognized tax benefits related to tax years for which the statute of limitations has not expired.
The Company classifies all interest and penalties related to tax uncertainties as income tax expense (benefit). In 2024, 2023 and 2022, the Company recognized $0 million, $0 million and $1 million, respectively, in the statement of operations and in the statement of financial positions for tax related interest and penalties.
The tax years that remain subject to examination by the U.S. tax authorities at December 31, 2024 are 2014 through 2024.
The Company participates in the IRS’s Compliance Assurance Program. Under this program, the IRS assigns an examination team to review completed transactions as they occur in order to reach agreement with the Company on how they should be reported in the relevant tax returns. If disagreements arise, accelerated resolutions programs are available to resolve the disagreements in a timely manner.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

9G.    The Company joins in filing a consolidated federal income tax return with its ultimate parent company, PFI. The consolidated companies have executed a written tax allocation agreement, which allocates the tax liability of each company based on their separate return tax liabilities, in accordance with Internal Revenue Code Section 1552(a)(2) and the Treasury Regulations Sections 1.1552-1(a)(2) and 1.1502-33(d)(2)(ii). Members with losses record current tax benefits to the extent such losses are recognized in the consolidated federal tax return. Any company allocated a credit in accordance with these provisions will receive payment for such credit not later than the 31st day of December in the year in which the return is filed.

For purposes of the CAMT, PICA is an applicable reporting entity with a tax allocation agreement exclusion. Thus, the Company will not be subject to any CAMT impact for statutory reporting purposes.

The Company joins in filing a consolidated federal income tax return, which includes the following companies:

AST Investment Services, Inc.	PREI Acquisition II, Inc.
Braeloch Holdings, Inc.	PREI International, Inc.
Braeloch Successor Corporation	Pruco Life Insurance Company (Arizona)
Capital Agricultural Property Services, Inc.	Pruco Life Insurance Company of NJ
Colico II, Inc.	Prudential Annuities Distributors, Inc.
Colico, Inc.	Prudential Annuities Information Services & Technology Corporation
Dryden Arizona Reinsurance Term Company	Prudential Arizona Reinsurance Captive Co.
Gibraltar International Insurance Services Company Inc.	Prudential Arizona Reinsurance Term Company
Gibraltar Universal Life Reinsurance Company	Prudential Arizona Reinsurance Universal Co.
Graham Resources, Inc.	Prudential Financial, Inc. (Parent)
Graham Royalty, Ltd.	Prudential IBH Holdco, Inc.
Lotus Reinsurance Company Ltd.	Prudential International Insurance Holding, Ltd.
New Street Investments Corporation	Prudential Legacy Insurance Company of New Jersey
Orchard Street Acres Inc	Prudential Securities Secured Financing Corporation
PGIM Foreign Investment, Inc.	Prudential Structured Settlement Company
PGIM International Financing Inc	Prudential Term Reinsurance Company
PGIM Private Placement Investors, Inc.	Prudential Trust Company
PGIM Real Estate Finance Holding Company	Prudential Universal Reinsurance Company
PGIM Real Estate Loan Services, Inc.	Prudential Universal Reinsurance Entity Company
PGIM REF Intermediary Services Inc	SMP Holdings, Inc.
PGIM Strategic Investments, Inc.	SVIIT Holdings, Inc.
PGIM Warehouse, Inc.	The Prudential Assigned Settlement Services, Inc.
PGIM, Inc.	The Prudential Home Mortgage Company, Inc.
PGLH of Delaware, Inc.	TRGOAG Company, Inc. (Texas Rio Grande Other Asset Group)
PREI Acquisition I, Inc.	Vantage Casualty Insurance Company

9H.     Repatriation Transition Tax (“RTT”) - The Company recognized $5 million tax expense related to RTT including the $3 million tax benefit related to refinement to provisional estimates recorded in 2018.

The Company is electing to pay the RTT liability under the permitted installments over 8 years. The Company made payments of $1 million, $0.8 million, and $0.4 million in 2024, 2023, and 2022, respectively, and expects to pay $1 million in 2025 to satisfy the RTT liability.
9I.     The Company did not have AMT credit carryforward as of December 31, 2023 or December 31, 2024.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

10.    INFORMATION CONCERNING PARENT, SUBSIDIARIES AND AFFILIATES
10A.     The Company did not have any material transactions, excluding reinsurance and non-insurance transactions, with affiliates for the years ended December 31, 2024 and 2023.
10B.    The Company reported a receivable from parents, subsidiaries and affiliates of $281 million and $235 million at December 31, 2024 and 2023, respectively. The Company reported a payable to parents, subsidiaries and affiliates of $376 million and $89 million at December 31, 2024 and 2023, respectively. Receivables from and payables to parents, subsidiaries and affiliates are reported in “Other assets” and “Other liabilities,” respectively, in the Statutory Statements of Admitted Assets, Liabilities and Capital and Surplus. Intercompany balances are settled in cash, generally within thirty days of the respective reporting date.
10C.    The Company has entered into service agreements with various affiliates. Under these agreements, the Company furnishes services of officers and employees and provides supplies, use of equipment, office space, and makes payment to third parties for general expenses, state and local taxes. The agreements obligate the affiliates to reimburse the Company for the approximate cost of providing such services. The affiliates also furnish similar services to the Company in connection with such agreements.

The Company pays commissions and certain other fees to its affiliate, Prudential Annuities Distributors, Inc. (“PAD”), in consideration for PAD's marketing and underwriting of the Company's products. Commission expenses were $22 million, $3 million and $3 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company has a revenue sharing agreement with PGIM Investments LLC (“PGIM Investments”) whereby the Company receives fee income based on policyholders' separate account balances invested in the Prudential Series Fund. Income received from PGIM Investments related to this agreement was $37 million, $32 million and $33 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company has a service agreement with PGIM, Inc. whereby PGIM performs investment advisory services. Investment advisory fees paid to PGIM, Inc. from the Company under affiliated agreements were $253 million, $247 million and $272 million for the years ended December 31, 2024, 2023 and 2022, respectively.

The Company, through Prudential's nationwide sales organization ("Prudential Advisors"), earns distribution revenue through a transfer pricing agreement which is intended to reflect a market-based pricing arrangement with its subsidiaries. Distribution revenue earned by the Company was $174 million for the year ended December 31, 2024.

10D.    Investment in Affiliates Sub-1/Sub- 2 Filing
Balance sheet values of SCAs (excluding U.S. insurance SCA entities) and NAIC filing response information as of December 31, 2024:

SCA Entity	Percentage of SCA Ownership	Admitted Amount	Type of NAIC Filing*	Date of Filing to the NAIC	NAIC Valuation Amount	NAIC Disallowed Entities Valuation Method, Resubmission Required (Y/N)	Code**
	($ in millions)
SSAP No. 97 8b(iii) Entities:
Colico II, Inc.	100%	$616	S2	10/18/2024	$573	N	I
Colico, Inc.	100%	2,321	S2	10/18/2024	2,185	N	I
Orchard Street Acres, Inc.	100%	1,605	S2	10/18/2024	1,290	N	I
Prudential Realty Securities, Inc. (Common)	100%	554	S2	10/18/2024	553	N	I
Prudential Realty Securities, Inc. (Preferred)	50%	—	S2	10/18/2024	—	N/A	I
PGIM Loan Originator	73%	227	S2	10/18/2024	227	N	I
Prudential Annuities Distributors, Inc.	100%	26	S2	11/14/2024	26	N	I
New Street Investments Corporation	30%	46	S2	12/26/2024	30	N	I
New Street Investments Cayman Limited	30%	48	S1	6/25/2024	N/A	N	I
Dryden Core Fund MM SER MMMF Core Ultra	—%	42	S2	7/23/2024	46	N	I
AST First Trust Capital Appreciation	—%	—	S2	7/23/2024	—	N	I

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

AST AST Bond Portfolio 2034	7%	1	S2	7/23/2024	1	N	I
AST AST T Rowe Price Fixed Income	—%	—	S2	6/25/2024	—	N	I
AST AST J.P. Morgan Fixed Income C	—%	—	S2	6/25/2024	—	N	I
AST Quantitative Modeling	—%	—	S2	7/23/2024	—	N	I
AST Bond Portfolio	—%	—	S2	6/25/2024	—	N	I
AST Bond Portfolio 2033	10%	—	S2	7/23/2024	—	N	I
AST Bond Portfolio 2031	—%	—	S2	7/23/2024	—	N	I
AST Bond Portfolio 2031	—%	—	S2	7/23/2024	—	N	I
AST Bond Port 2030	—%	—	S2	7/25/2024	—	N	I
AST Bond Portfolio 2028	—%	—	S2	7/25/2024	—	N	I
AST Bond Portfolio 2027	—%	—	S2	7/25/2024	—	N	I
PGIM Strategic Com	—%	—	S2	6/20/2024	—	N	I
PGIM Strategic Com	—%	1	S2	7/25/2024	—	N	I
Prudential Invt Portfolios 5 Com	—%	—	S2	7/22/2024	—	N	I
Prudential Total Rtrn Bond A	—%	—	S2	7/22/2024	—	N	I
Prudential Mid Cap Value Fnd A Rel Value	—%	—	S2	7/22/2024	—	N	I
Prudential Jennison Small Fd A Com	—%	—	S2	7/22/2024	—	N	I
PGIM Strategic Com	—%	—	S2	7/22/2024	—	N	I
Prudential Total Rtrn Bond A Common Stk	—%	—	S2	7/22/2024	—	N	I
AST Bond Portfolio 2035	—%	1	N/A	In Process	N/A	N/A	N/A
Prudential High Yield Fund A Com	—%	—	N/A	In Process	N/A	N/A	N/A
Jennison Value Fund-A	—%	—	N/A	In Process	N/A	N/A	N/A
Jennison US Emerging Growth Com	—%	—	N/A	In Process	N/A	N/A	N/A
Strategic Part PGIM Jennison Glob Eq Inc	—%	—	N/A	In Process	N/A	N/A	N/A
Jennison Health Science A Com	—%	—	N/A	In Process	N/A	N/A	N/A
Total SSAP No. 97 8b(iii) Entities		$5,488			$4,931
* S1 - Sub 1 or S2 - Sub 2
** I - Immaterial

The Company did not have an investment in an insurance SCA for which the statutory capital and surplus differed from the NAIC SAP as a result of using a permitted practice as of December 31, 2024. Please refer to Note 1 for a description of all permitted and prescribed practices.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

11.    NOTES PAYABLE AND OTHER BORROWINGS
11A.     Notes payable and other borrowings consisted of the following as of the dates indicated:

December 31, 2024
Debt Name	Date Issued	Kind of Borrowing	Face Amount	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - ST	Various	Cash	$—	$—	5.69% - 5.79%	5.69% - 5.79%	None	$6

1. There was no Accrued Interest as of December 31, 2024.

December 31, 2023
Debt Name	Date Issued	Kind of Borrowing	Face Amount (1)	Carrying Value	Rate of Interest	Effective Interest Rate	Collateral Requirements	Interest Paid (Current Year)
($ in millions)
Pru Funding LLC - LT	06/26/2008	Cash	$—	$—	6.90%	6.90%	None	$4
1. There was no Accrued Interest as of December 31, 2023.

(1) Prior period amounts have been updated to conform to current period presentation. The original face amount reported in the 2023 audited financial statements was $64 million.

There were no scheduled principal repayments on debt as of December 31, 2024.

There are no covenant violations of the above debt. None of the debt was considered to be extinguished by in-substance defeasance prior to the effective date of this statement. Additionally, no assets have been set aside after the effective date of this statement solely for satisfying scheduled payments of a specific obligation. There are no reverse repurchase agreements whose amounts are included as part of the above debt.

11B.     Federal Home Loan Bank and Other Funding Agreements
    The Company maintains a Funding Agreement Notes Issuance Program under which Delaware statutory trusts and a limited liability company issue medium-term notes and/or short-term commercial paper to investors that are secured by funding agreements issued to the trusts and limited liability company by the Company. Under this program, the maximum authorized amount is $15 billion of medium-term notes and $6 billion of commercial paper. The outstanding notes and commercial paper have fixed interest rates that range from 0.0% to 5.6% and original maturities ranging from three months to seven years. Under SAP, the statutory trusts and limited liability company are not consolidated by the Company. Funding agreements which are issued to these entities and secure the notes and commercial paper are included in “Deposit-type contracts.”

The outstanding aggregate principal amount of such notes and commercial paper totaled $5.6 billion as of both December 31, 2024 and 2023. Included in the amounts are the medium-term note liability, which is carried at amortized cost, of $3.5 billion and short-term note liability of $2.1 billion as of both December 31, 2024 and 2023.

The Company is a member of the Federal Home Loan Bank of New York (“FHLBNY”). Membership allows the Company access to the FHLBNY’s financial services, including the ability to obtain collateralized loans and to issue collateralized funding agreements. Under applicable law, the funding agreements issued to the FHLBNY have priority claim status above debt holders of the Company. FHLBNY borrowings and funding agreements are collateralized by qualifying mortgage-related assets or U.S. Treasury securities, the fair value of which must be maintained at certain specified levels relative to outstanding borrowings. FHLBNY membership requires the Company to own member stock and borrowings require the purchase of activity-based stock in an amount equal to 4.5% of outstanding borrowings. Borrowings by the Company from the FHLBNY are limited to a term of 10 years. The FHLBNY may further restrict the term of borrowings by the Company due to changes in an internal FHLBNY credit rating of the Company that is based on financial strength ratings and RBC ratio. Currently there are no restrictions on the term of borrowings from the FHLBNY. All FHLBNY stock purchased

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

by the Company is classified as restricted general account investments within “Other invested assets” and the carrying value of these investments was $142 million and $144 million as of December 31, 2024 and 2023, respectively.

NJDOBI permits the Company to pledge collateral to the FHLBNY in an amount of up to 5% of its prior year-end statutory net admitted assets, excluding separate account assets. Based on the Company’s statutory net admitted assets as of December 31, 2023, the 5% limitation equates to a maximum amount of pledged assets of $7.4 billion and an estimated maximum borrowing capacity (after taking into account required collateralization levels) of approximately $5.9 billion. Nevertheless, FHLBNY borrowings are subject to the FHLBNY's discretion and to the availability of qualifying assets at the Company. As of December 31, 2024, $2.6 billion of funding agreements remain outstanding under this facility with an original maturity of seven years and rates from 1.925% to 4.510%.

The Company had pledged assets with a fair value of $3.6 billion and $3.5 billion supporting aggregate outstanding collateralized advances and collateralized funding agreements as of December 31, 2024 and 2023, respectively. Outstanding funding agreements, totaling $2.6 billion are included in “Deposit-type contracts” as of both December 31, 2024 and 2023. The fair value of qualifying assets that were available to the Company but not pledged amounted to $0.2 billion and $1.1 billion as of December 31, 2024 and 2023, respectively.

FHLBNY Capital Stock
Aggregate Totals:

Debt Name	December 31, 2024	December 31, 2023
	(in millions)
Membership Stock - Class A	$—	$—
Membership Stock - Class B	24	26
Activity Stock	118	118
Excess Stock	—	—
Aggregate Total	$142	$144
Actual or estimated Borrowing Capacity as Determined by the Insurer	$5,928	$6,200

Membership Stock (Class A and B) Eligible and Not Eligible for Redemption:

December 31, 2024
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	24	—	24	—	—	—

December 31, 2023
(in millions)
Membership Stock	Current Year	Not eligible for redemption	Eligible for Redemption
			Less than 6 months	6 months to less than 1 year	1 to less than 3 years	3 to 5 years
Class A	$—	$—	$—	$—	$—	$—
Class B	26	—	26	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Collateral Pledged to FHLBNY
Amount Pledged:

	Fair Value	Carrying Value	Aggregate Total Borrowing
	(in millions)
Total Collateral Pledged as of 12/31/2024	$3,583	$2,878	$2,619
Total Collateral Pledged as of 12/31/2023	$3,550	$2,897	$2,619

Maximum Amount Pledged:

	Fair Value	Carrying Value	Amount Borrowed at Time of Maximum Collateral
	(in millions)
Total Collateral Pledged as of 12/31/2024	$3,583	$2,878	$2,619
Total Collateral Pledged as of 12/31/2023	$3,550	$2,897	$2,619

Borrowing from FHLBNY
Amount as of the dates indicated:

	December 31, 2024		December 31, 2023
	Total	Funding Agreements Reserves Established	Total	Funding Agreements Reserves Established
	(in millions)
Debt	$—		$—
Funding Agreements	2,619	2,628	2,619	2,628
Other	—		—
Aggregate Total	$2,619	$2,628	$2,619	$2,628

Maximum Amount during period ended December 31, 2024:

Total
(in millions)
Debt	$—
Funding Agreements	2,619
Other	—
Aggregate Total	$2,619

FHLBNY - Prepayment Obligations as of December 31, 2024:

Does the Company have prepayment obligations under the following arrangements (Y/N)
Debt	N
Funding Agreements	N
Other	N

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

12.    RETIREMENT PLANS, DEFERRED COMPENSATION, POSTEMPLOYMENT BENEFITS AND COMPENSATED ABSENCES AND OTHER POSTRETIREMENT PLANS
12A.    The Company has funded and non-funded non-contributory defined benefit pension plans (“Pension Benefits”), which cover substantially all of its employees. For some employees, benefits are based on final average earnings and length of service (the “traditional formula”), while benefits for other employees are based on an account balance that takes into consideration age, length of service and earnings during their career (the “cash balance formula”). At December 31, 2024, approximately 90% of the Company’s Pension Benefits relate to its domestic qualified pension plan, which initially determined benefits based on the traditional formula. Effective January 1, 2001, active domestic employees covered under this plan were given the option to convert from the traditional formula to the cash balance formula, and all new domestic employees began accruing benefits under the cash balance formula. As of December 31, 2024, approximately 66% and 34% of the benefit obligation under this plan relates to participants under the traditional formula (including all retirees who are receiving an annuity payment) and cash balance formula, respectively. At December 31, 2024, the vast majority of active employees under this plan are accruing benefits under the cash balance formula.
The Company provides certain health care and life insurance benefits for its retired employees, their beneficiaries and covered dependents (“Other Postretirement Benefits”). The health care plan is contributory; the life insurance plan is non-contributory. Substantially all of the Company’s U.S. employees are eligible to receive Other Postretirement Benefits if they retire after age 55 with at least 10 years of service or under certain circumstances after age 50 with at least 20 years of continuous service.

The Company modified the Retiree Medical Savings Account (“RMSA”) program, one of the components of Other Postretirement Benefits, in 2022. The RMSA program is no longer offered to employees hired or rehired on or after January 1, 2022, while active employees no longer receive service credits after September 1, 2022 and retirees no longer receive interest credits after December 31, 2022. In addition, effective January 1, 2023, the Company expanded the permitted uses of the RMSA by retirees and added a 25-year time limit for retirees to utilize the RMSA.

A summary of asset, obligations, and assumptions of the Pension and Other Postretirement Benefit Plans are as follows:

(1)     Change in Benefit Obligation:
Pension Benefits:

	Overfunded		Underfunded
	2024	2023	2024	2023
	(in millions)
Benefit obligation at the beginning of year	$(9,000)	$(8,629)	$(943)	$(1,079)
Service cost	(141)	(124)	(22)	(31)
Interest cost	(465)	(460)	(49)	(58)
Contributions by plan participants	—	—	—	—
Actuarial gain (loss)	299	(294)	14	6
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	692	648	90	103
Plan amendments	—	(120)	—	121
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	(21)	(1)	(5)
Benefit obligation at end of year	$(8,615)	$(9,000)	$(911)	$(943)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Postretirement Benefits:

	Overfunded		Underfunded
	2024	2023	2024	2023
	(in millions)
Benefit obligation at the beginning of year	$(966)	$—	$(7)	$(1,305)
Service cost	(4)	(7)	—	—
Interest cost	(47)	(68)	—	(1)
Contributions by plan participants	(20)	(24)	—	—
Actuarial gain (loss)	(34)	(55)	—	1
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	111	192	1	1
Plan amendments	—	298	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits (1)	—	(1,302)	—	1,297
Benefit obligation at end of year	$(960)	$(966)	$(6)	$(7)

(1) 2023 includes an adjustment to reclass certain benefit obligations from Underfunded to Overfunded.

Special or Contractual Benefits Per SSAP No. 11:

	Overfunded		Underfunded
	2024	2023	2024	2023
	(in millions)
Benefit obligation at the beginning of year	$—	$—	$(42)	$(48)
Service cost	—	—	(45)	(43)
Interest cost	—	—	(2)	(2)
Contributions by plan participants	—	—	(10)	(10)
Actuarial gain (loss)	—	—	4	10
Foreign currency exchange rate changes	—	—	—	—
Benefits paid	—	—	53	51
Plan amendments	—	—	—	—
Business combinations, divestitures, curtailment, settlements and special termination benefits	—	—	—	—
Benefit obligation at end of year	$—	$—	$(42)	$(42)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

(2)    Change in Plan Assets:

	Pension Benefits		Postretirement Benefits		Special or Contractual Benefits Per SSAP No. 11
	2024	2023	2024	2023	2024	2023
	(in millions)
Fair value of plan assets at the beginning of year	$12,301	$12,174	$1,138	$1,149	$18	$20
Actual return on plan assets	374	775	84	150	1	1
Foreign currency exchange rate changes	—	—	—	—	—	—
Reporting entity contribution	90	103	4	8	40	38
Plan participants’ contributions	—	—	20	24	11	10
Benefits paid	(782)	(751)	(111)	(193)	(53)	(51)
Business combinations, divestitures, settlements	—	—	—	—	—	—
Fair value of plan assets at the end of year	$11,983	$12,301	$1,135	$1,138	$17	$18

(3)    Funded status:

	Pension Benefits		Postretirement Benefits
	2024	2023	2024	2023
	(in millions)
Components
Prepaid benefit costs	$6,099	$6,040	$185	$108
Overfunded plan assets	(2,730)	(2,739)	(10)	64
Accrued benefit cost	(1,244)	(1,260)	(6)	(8)
Liability for benefits	333	317	—	1

Assets and liabilities recognized
Assets (nonadmitted)	3,368	3,301	174	172
Liabilities recognized	(911)	(943)	(6)	(7)
Unrecognized liabilities	—	—	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

(4)    Net periodic benefit cost included in “Other expenses (benefits)” in the Company’s Statements of Operations and Changes in Capital and Surplus for the period ended December 31 includes the following components:
Components of net periodic benefit cost:

	Pension Benefits			Postretirement Benefits			Special or Contractual Benefits Per SSAP No. 11
	2024	2023	2022	2024	2023	2022	2024	2023	2022
	(in millions)

Service cost	$163	$155	$213	$4	$7	$9	$45	$43	$44
Interest cost	514	519	412	48	69	55	2	2	1
Expected return on plan assets	(891)	(890)	(871)	(73)	(84)	(100)	(1)	(1)	3
Transition asset or obligation	—	—	—	—	—	—	—	—	—
Gains and losses	223	159	160	11	13	8	(4)	(10)	(12)
Prior service cost or credit	5	5	5	(65)	(6)	(7)	—	—	—
Gain or loss recognized due to a settlement or curtailment	1	25	11	—	5	(2)	—	—	—
Total net periodic benefit cost	$15	$(27)	$(70)	$(75)	$4	$(37)	$42	$34	$36

(5)    Amounts in unassigned surplus recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2024	2023	2024	2023
	(in millions)
Items not yet recognized as a component of net periodic benefit cost - prior year	$2,928	$2,691	$(87)	$232
Net transition asset or obligation recognized	—	—	—	—
Net prior service cost or credit arising during period	—	(2)	—	(298)
Net prior service cost or credit recognized	(5)	(5)	65	5
Net gain and loss arising during period	205	403	22	(13)
Net gain and loss recognized	(223)	(159)	(11)	(13)
Items not yet recognized as a component of net periodic benefit cost - current year	$2,905	$2,928	$(11)	$(87)

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

(6)    Amounts in unassigned surplus that have not yet been recognized as components of net periodic benefit cost:

	Pension Benefits		Postretirement Benefits
	2024	2023	2024	2023
	(in millions)
Net transition asset or obligation	$—	$—	$—	$—
Net prior service cost or credit	49	53	(268)	(333)
Net recognized gains and losses	2,856	2,875	257	246

(7)    On a weighted-average basis, the following assumptions are used in accounting for the pension plans:

	2024	2023	2022
Weighted-average assumptions used to determine net periodic
benefit cost as of December 31, 2024, 2023 and 2022:
Discount rate	5.30%	5.45%	2.85%
Expected long-term rate of return on plan assets	7.50%	7.50%	6.00%
Rate of compensation increase	6.25%	4.50%	4.50%
Interest crediting rate	4.95%	4.25%	4.25%

Weighted-average assumptions used to determine projected benefit obligations as of December 31, 2024, 2023 and 2022:
Discount rate	5.85%	5.30%	5.45%
Rate of compensation increase	6.25%	6.25%	4.50%
Interest crediting rate	4.35%	4.95%	4.25%

On a weighted-average basis, the following assumptions are used in accounting for the postretirement plans:

The weighted-average assumptions used to determine net periodic benefit cost as of December 31, 2024, 2023 and 2022 are discount rates of 5.20%, 5.55% and 2.75%, respectively, and expected long-term rate of return on plan assets of 6.75%, 7.75% and 7.00%, respectively.

The weighted-average assumptions used to determine accumulated postretirement benefit obligation as of December 31, 2024, 2023 and 2022 are discount rates of 5.70%, 5.20% and 5.55%, respectively.

(8)    The amount of the accumulated benefit obligation for defined benefit pension plans as of December 31, 2024 and 2023, was $8,834 million and $9,235 million, respectively.
(9)    For postretirement benefits other than pensions, the assumed health care cost trend rate(s) used to measure the expected cost of benefits covered by the plan are:

	2024	2023	2022
Health care cost trend rates	7.35%	6.50%	6.00%
Ultimate health care cost trend rate after gradual decrease until 2035	4.75%	4.75%	4.75%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

(10)    The expected future benefit payments for the Company’s domestic pension and postretirement plans for the years indicated are as follows:

Years	Amount

(in millions)
2025	$1,164
2026	884
2027	906
2028	911
2029	932
2030-2034	4,490

(11)    The Company anticipates that it will make cash contributions in 2025 of $70 million, $10 million and $40 million to the pension, postretirement and the postemployment plans, respectively.
(12)    There were no purchases of annuity contracts in 2024 or 2023.
(13)    The Company does not use an alternative method to amortize prior service amounts or net gains and losses.
(14)    The Company does not have any substantive commitment, such as past practice or a history of regular benefit increases, used as the basis for accounting for the benefit obligation.
(15) For 2024, certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination. For 2023, certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination while others were provided enhanced benefits due to the Company's organizational restructuring. For 2022, certain employees were provided special termination benefits under non-qualified plans in the form of unreduced early retirement benefits as a result of their involuntary termination while others were provided enhanced benefits due to the sale of the Full Service Retirement business. The cost associated with these benefits for 2024, 2023 and 2022 was $1 million, $30 million and $7 million, respectively.

(16)    There were pension plan amendments of $0 and $2 million in 2024 and 2023, respectively.
There were postretirement plan amendments of $0 and $298 million in 2024 and 2023, respectively.
(17)    Refer to Funded Status disclosure in Note 12A(3).
12B.    The plan fiduciaries for the Company’s pension and postretirement plans have developed guidelines for asset allocations reflecting a percentage of total assets by asset class, which are reviewed on an annual basis. Asset allocation targets as of December 31, 2024 are as follows:

	Pension Investment		Postretirement Investment
	Policy Guidelines		Policy Guidelines
	2024		2024
	Minimum	Maximum	Minimum	Maximum
Asset category
U.S. Stocks	0%	3%	10%	29%
International Stocks	0%	11%	3%	20%
Bonds	51%	70%	6%	77%
Short-Term Investments	0%	11%	0%	24%
Real Estate	3%	19%	0%	0%
Other	8%	41%	0%	0%

The investment goal of the domestic pension plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds and other investments. The cash requirements of the pension obligation, which include a traditional formula principally

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

representing payments to annuitants and a cash balance formula that allows lump sum payments and annuity payments, are designed to be met by the bonds and short-term investments in the portfolio.

The investment goal of the domestic postretirement plan assets is to generate an above benchmark return on a diversified portfolio of stocks, bonds, and other investments, while meeting the cash requirements for the postretirement obligation that includes a medical benefit including prescription drugs, a dental benefit, and a life benefit.

The pension and postretirement plans risk management practices include guidelines for asset concentration, credit rating, liquidity and tax efficiency. The fiduciaries of the pension and postretirement plans select investment managers to invest the assets of the plans consistent with each manager's investment mandate. These managers may use derivatives such as futures contracts to reduce transaction costs and change asset concentration and may use interest rate swaps and futures to adjust duration.

To implement the investment strategy, plan assets are invested in funds that primarily invest in securities that correspond to one of the asset categories under the investment guidelines. However, at any point in time, some of the assets in a fund may be of a different nature than the specified asset category.

Assets held with the Company are in either pooled separate accounts or single client separate accounts. Assets held with a bank are either in common/collective trusts or single client trusts. Pooled separate accounts and common/collective trusts hold assets for multiple investors. Each investor owns a “unit of account.” The asset allocation targets above include the underlying asset mix in the Pooled Separate Accounts and Common/Collective Trusts. Single client separate accounts or trusts hold assets for only one investor, the domestic qualified pension plan, and each security in the fund is treated as individually owned.

There were no investments in Prudential Financial Common Stock as of December 31, 2024 and 2023 for either the pension or postretirement plans.

The authoritative guidance around fair value established a framework for measuring fair value. Fair value is disclosed using a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value, as described in Note 20.

The following describes the valuation methodologies used for pension and postretirement plans assets measured at fair value.

Insurance Company Pooled Separate Accounts and Common or Collective Trusts – Insurance company pooled separate accounts are invested via group annuity contracts issued by the Company. Assets are represented by a “unit of account.” The redemption value of those units is based on a per unit value whose value is the result of the accumulated values of underlying investments. The unit of account value is used as a practical expedient to estimate fair value.

Equities - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for equity securities.

U.S. Government Securities (both Federal and State & Other), Non–U.S. Government Securities, and Corporate Debt - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for fixed maturity securities.

Interest Rate Swaps - See Note 20, Fair value of assets and liabilities, for a discussion of the valuation methodologies for derivative instruments.

Registered Investment Companies (Mutual Funds) - Securities are priced at the net asset values (“NAV”), which is the closing price published by the registered investment company on the reporting date.

Short-term Investments - Securities are valued initially at cost and thereafter adjusted for amortization of any discount or premium (i.e., amortized cost). Amortized cost approximates fair value.

Partnerships - The value of interests owned in partnerships is based on valuations of the underlying investments that include private placements, structured debt, real estate, equities, fixed maturities, commodities and other investments.

Hedge Funds - The value of interests in hedge funds is based on the underlying investments that include equities, debt and other investments.

Variable Life Insurance Policies - These assets are held in group and individual variable life insurance policies issued by the Company. Group policies are invested in Insurance Company Pooled Separate Accounts. Individual policies are invested in Registered Investment Companies (Mutual Funds). The value of interest in these policies is the cash surrender value of the policies based on the underlying investments. The variable life insurance policies are valued at contract value which approximates fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

12C.
(1)    Fair Value Measurements of Pension Plan Assets as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	918	—	918
U.S. government securities (state & other)	—	273	—	273
Non U.S. government securities	—	14	—	14
Corporate Debt:
Corporate bonds	—	1,904	6	1,910
Asset-backed	—	560	—	560
Collateralized mortgage obligations	—	453	—	453
Collateralized loan obligation	—	23	—	23
Interest rate swaps (1)	—	(11)	—	(11)
Registered investment companies	44	—	—	44
Common stock	20	—	—	20
Other (2)	22	1	30	53
Subtotal-Bonds	86	4,135	36	4,257
Real Estate:
Partnerships	—	—	770	770
Other:
Partnerships	—	—	2,436	2,436
Hedge funds	—	—	1,685	1,685
Subtotal-Other	—	—	4,121	4,121
Net assets in the fair value hierarchy	$86	$4,135	$4,927	$9,148

Investments Measured at Net Asset Value, as a practical expedient (3)
Pooled separate accounts				2,078
Common/collective trusts				756
Net assets at fair value				$11,982

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Fair Value Measurements of Pension Plan Assets as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
	(in millions)
Bonds:
U.S. government securities (federal):
Mortgage-backed	$—	$—	$—	$—
Other U.S. government securities	—	536	—	536
U.S. government securities (state & other)	—	365	—	365
Non U.S. government securities	—	16	—	16
Corporate Debt:
Corporate bonds	—	2,350	8	2,358
Asset-backed	—	66	—	66
Collateralized mortgage obligations	—	447	—	447
Collateralized loan obligation	—	549	—	549
Interest rate swaps (1)	—	5	—	5
Registered investment companies	110	—	—	110
Common Stock	20	—	—	20
Other (2)	64	(6)	82	140
Subtotal-Bonds	194	4,328	90	4,612
Real Estate:
Partnerships	—	—	942	942
Other:
Partnerships	—	—	2,142	2,142
Hedge funds	—	—	1,495	1,495
Subtotal-Other	—	—	3,637	3,637
Net assets in the fair value hierarchy	$194	$4,328	$4,669	$9,191

Investments Measured at Net Asset Value, as a practical expedient (3)
Pooled separate accounts				2,202
Common/collective trusts				907
Net assets at fair value				$12,300
1.Interest rate swaps notional amount is $1,227 million as of both December 31, 2024 and 2023.
2.This category primarily consists of cash and cash equivalents, short term investments, payables and receivables and open future contract positions (including fixed income collateral).
3.The pension plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value U.S. equities totaled $37 million and $63 million at December 31, 2024 and 2023, respectively. International equities totaled $156 million and $207 million at December 31, 2024 and 2023, respectively. Fixed maturities totaled $2,077 million and $2,150 million at December 31, 2024 and 2023, respectively. Short-term investments totaled $55 million and $63 million at December 31, 2024 and 2023, respectively. Real estate totaled $510 million and $626 million at December 31, 2024 and 2023, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

(2)    Fair Value Measurements of Postretirement Plan Assets as of December 31, 2024:

	Level 1	Level 2	Level 3	Total
	(in millions)
Short Term Investments:
Registered investment companies	$44	$—	$—	$44
Net assets in the fair value hierarchy	$44	$—	$—	$44

Investments Measured at Net Asset Value, as a practical expedient (1)
Common/collective trusts				148
Net assets at fair value				192
Variable life insurance policies at contract value				943
Total net assets				$1,135

Fair Value Measurements of Postretirement Plan Assets as of December 31, 2023:

	Level 1	Level 2	Level 3	Total
	(in millions)
Short Term Investments:
Registered investment companies	$39	$—	$—	$39
Net assets in the fair value hierarchy	$39	$—	$—	$39

Investments Measured at Net Asset Value, as a practical expedient (1)
Common/collective trusts				162
Net assets at fair value				201
Variable life insurance policies at contract value				937
Total net assets				$1,138

1.The postretirement plan excludes from the fair value hierarchy investments that are measured at NAV per share (or its equivalent) as a practical expedient to estimate fair value and Variable Life Insurance Policies valued at contract value. U.S. equities totaled $192 million and $351 million at December 31, 2024 and 2023, respectively. International equities totaled $99 million and $88 million at December 31, 2024 and 2023, respectively. Fixed maturities totaled $652 million and $660 million at December 31, 2024 and 2023, respectively.

12D.    The domestic discount rate used to value the pension and postretirement obligations at December 31, 2024 and 2023 is based upon the value of a portfolio of Aa-rated investments whose cash flows would be available to pay the benefit obligation’s cash flows when due. The portfolio is selected from a compilation of approximately 885 Aa-rated bonds across the full range of maturities. Since bond ratings and yields can vary widely at each maturity point, the Company uses an average bond rating and excludes bonds with unusually high or low yields, so as to avoid relying on bonds that might be mispriced or misrated. The Aa-rated portfolio is then selected and, accordingly, its value is a measure of the benefit obligation. A single equivalent discount rate is calculated to equate the value of the Aa-rated portfolio to the cash flows for the benefit obligation. The result is rounded to the nearest 5 basis points and the benefit obligation is recalculated using the rounded discount rate.

The pension and postretirement expected long-term rates of return on plan assets for 2024 were determined based upon an approach that considered the allocation of plan assets as of December 31, 2023. Expected returns are estimated by asset class as noted in the discussion of investment policies and strategies below. Expected returns on asset classes are developed using a building-block approach that is forward looking and are not strictly based upon historical returns. The building blocks for equity returns include inflation, real return, a term premium, an equity risk premium, capital appreciation, expenses, the effect of active management and the effect of rebalancing.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The building blocks for fixed maturity returns include inflation, real return, a term premium, credit spread, capital appreciation, effect of active management, expenses and the effect of rebalancing.
The Company applied the same approach to the determination of the expected rate of return on plan assets in 2025. The expected rate of return for 2025 is 8.00% and 6.50% for pension and postretirement, respectively.

12E.    The Company sponsors voluntary savings plans for employees (401(k) plans). The plans provide for salary reduction contributions by employees and matching contributions/(benefits) by the Company of up to 4% of annual salary for 2024, 2023 and 2022. The matching contributions by the Company included in “Other expenses (benefits)” are $87 million, $79 million and $77 million for 2024, 2023 and 2022, respectively.

12F.    The Company does not participate in multiemployer pension or postretirement benefit plans.

12G.    The Company does not participate in pension or postretirement benefit plans sponsored by an affiliated consolidated/holding company.

12H.     Postretirement benefits are accounted for in accordance with prescribed NAIC policy.

12I.    The Impact of Medicare Modernization Act on Postretirement Benefits is not applicable.
Disclosure of Gross Other Postretirement Benefit Payments:

Years	Other Postretirement Benefits
(in millions)
2025	126
2026	125
2027	121
2028	111
2029	103
2030-2034	385
Total	$971

12J.    Share Based Payments
Employees participate in share based payment awards sponsored by Prudential Financial for which the Company has no legal obligation. Prudential Financial issued stock-based compensation awards to employees of the Company, including stock options, restricted stock units, restricted stock awards, performance shares and performance units, under a plan authorized by Prudential Financial’s Board of Directors.

Prudential Financial recognizes the cost resulting from all share-based payments in the financial statements in accordance with the authoritative guidance on accounting for stock based compensation and applies the fair value based measurement method in accounting for share-based payment transactions with employees except for equity instruments held by employee share ownership plans.

The results of operations of the Company for the years ended December 31, 2024, 2023 and 2022, include allocated costs of $113 million, $104 million and $90 million, respectively, associated with employee restricted stock units and performance shares issued by Prudential Financial to certain employees of the Company.

13.    CAPITAL AND SURPLUS, SHAREHOLDERS' DIVIDENDS RESTRICTIONS AND QUASI-REORGANIZATIONS
(A)    The Company has 500,000 shares authorized, issued, and outstanding with a total par value of $2.5 million at December 31, 2024. All outstanding shares of the Company’s common stock are held by Prudential Financial, Inc.
(B)    New Jersey insurance law provides that dividends or distributions may be declared or paid by the Company without prior regulatory approval only from unassigned surplus, as determined pursuant to statutory accounting principles, less unrealized capital gains and certain other adjustments. In addition, the Company must obtain approval from the New Jersey insurance regulator prior to paying a dividend if the dividend, together with other dividends or distributions made within the preceding twelve months, will exceed greater than 10% of the Company’s surplus or net gain from operations as of the preceding

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

December 31. As of December 31, 2024, the Company’s statutory surplus was $15,790 million. For the year ended, December 31, 2024, the Company’s net gain from operations was $1,422 million.
In February 2025, the Company received approval from the Department to record a $220 million payable as of December 31, 2024, for a capital contribution to its insurance subsidiary, PLAZ. The capital contribution was received by PLAZ prior to March 1, 2025.

In 2024, the Company received dividends of $16 million from its insurance subsidiary, PLIC.
In December 2024, the Company received a capital contribution of $2,000 million from its parent, PFI, which in turn was passed through to the captives.

In December 2024, the Company made a capital contribution of $416 million to its insurance subsidiary, PLAZ, in the form of invested assets.

In December 2024, the Company received a capital contribution of $21 million from its parent, PFI.

In December 2024, the Company paid a dividend of $900 million to its parent, PFI, of which $822 million was an extraordinary dividend and $78 million was an ordinary dividend. The dividend was recorded as dividend to stockholders. The extraordinary dividend was approved by the State of New Jersey.
In September 2024, the Company received a capital contribution of $107 million from its parent, PFI.
In June 2024, the Company received a $550 million return of capital from its insurance subsidiary, PLAZ.
In June 2024, the Company paid an extraordinary dividend of $400 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In March 2024, the Company received a capital contribution of $796 million from its parent, PFI, which in turn was passed through to a captive.
In March 2024, the Company paid an extraordinary dividend of $250 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In 2023, the Company received dividends of $62 million from its insurance subsidiary, PLIC.
In December 2023, the Company received a $450 million return of capital from its insurance subsidiary, PLAZ.
In December 2023, the Company received a $18 million capital contribution from its parent, PFI, in the form of state tax credits. The Company, in turn, contributed $7 million of state tax credits to its insurance subsidiary, PLAZ.
In December 2023, the Company received a capital contribution of $200 million from its parent, PFI.
In December 2023, the Company paid an extraordinary dividend of $1,350 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In September 2023, the Company paid an ordinary dividend of $950 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In September 2023, the Company received a $650 million return of capital from its insurance subsidiary, PLAZ.
In June 2023, the Company paid an ordinary dividend of $800 million to its parent, PFI. The dividend was recorded as dividend to stockholders.
In June 2023, the Company received a $300 million return of capital from its insurance subsidiary, PLAZ.
In June 2023, the Company received a capital contribution of $370 million from its parent, PFI.
In March 2023, the Company received a capital contribution of $165 million from its parent, PFI.
In February 2023, the Company received approval from the Department to record a $405 million payable as of December 31, 2022, for a capital contribution to its insurance subsidiary, PLAZ. The capital contribution was received by PLAZ prior to March 1, 2023.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

In December 2022, the Company received a capital contribution of $430 million from its parent, PFI, including the transfer of Prudential Annuities, Inc. ("PAI") in the form of common stock. PAI was subsequently liquidated, at which time the Company assumed $183 million in underlying admitted assets. Deferred tax assets of $242 million and common stock of $5 million was nonadmitted to comply with Statutory requirements.
In 2022, the Company received dividends of $62 million from its insurance subsidiary, PLIC.
In September 2022, the Company received a capital contribution of $1 billion from its parent, PFI.
In June 2022, the Company recorded a reduction to paid in capital of $500 million for the elimination of a K-note. The Company, in turn, reduced its holdings in PRIAC, a former subsidiary, through common stock.
In June 2022, the Company received a capital contribution of $19 million from its parent, PFI.
In April 2022, the Company paid a dividend of $2.4 billion to its parent, PFI, of which $1.7 billion was an extraordinary dividend and $0.7 million was an ordinary dividend. The dividend was recorded as dividend to stockholders. The extraordinary dividend was approved by the State of New Jersey.
In March 2022, the Company received a $17 million capital contribution from its parent, PFI, in the form of state tax credits. The Company, in turn, contributed $7 million of state tax credits to its insurance subsidiary, PLAZ.
In February 2022, the Company contributed its $140 million investment in a former subsidiary, Lotus Re, to its parent, PFI. This transaction was recorded as a dividend to stockholders.
(C)    The portion of profits on participating policies and contracts is limited pursuant to N.J.S.A. 17B:18-46. The limitations would not restrict the Company’s ability to pay a dividend.
(D)    Unassigned funds are held for the corporate purposes of the Company. In addition, the Company maintains special surplus funds as part of its surplus to meet special requirements of various states.
(E)    In conjunction with the adoption of temporary relief on net negative (disallowed) IMR under INT No. 23-01, the Company has admitted $1.4 billion in negative IMR on the general account which was recorded as "Special surplus fund" on the Statement of Admitted Assets, Liabilities and Capital and Surplus.
In accordance with the requirements of the various states, a special surplus fund has been established for contingency reserves of $185 million as of both December 31, 2024 and 2023.
(F)    The portion of unassigned funds (surplus) represented by cumulative unrealized gains and losses was ($270) million and $2.1 billion as of December 31, 2024 and 2023, respectively. The portion of unassigned funds (surplus) reduced by nonadmitted assets were $5,631 million and $5,265 million as of December 31, 2024 and 2023, respectively.
(G)    The following table provides information relating to the outstanding surplus notes as of December 31, 2024:

Item Number	Date Issued	Interest Rate	Original Issue Amount of Note	Is Surplus Note Holder a Related Party (Y/N)	Carrying Value of Note Prior Year	Carrying Value of Note Current Year	Unapproved Interest And/Or Principal
($ in millions)
1	7/1/1995	8.30%	$350	N	$349	$350	$15
Totals			$350		$349	$350	$15

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Item Number	Current Year Interest Expense Recognized	Life to Date Interest Expense Recognized	Current Year Interest Offset Percentage (not including amounts paid to a 3rd party liquidity provider)	Current Year Principal Paid	Life to Date Principal Paid	Date of Maturity
($ in millions)
1	$29	$845	—%	$—	$—	7/1/2025
Totals	$29	$845		$—	$—

Item Number	Are Surplus payments contractually linked? (Y/N)	Surplus Note payments subject to administrative offsetting provisions? (Y/N)	Were Surplus Note proceeds used to purchase an asset directly from the holder of the surplus note? (Y/N)	Is Asset Issuer a Related Party (Y/N)	Type of Assets Received Upon Issuance
1	N	N	N	N	Cash

Item Number	Principal Amount of assets received upon issuance	Book/Adjusted Carry Value of Assets	Is Liquidity Source a Related Party to the Surplus Note Issuer (Y/N)
($ in millions)
1	$338	$338	N
Totals	$338	$338

The surplus notes in the aggregate principal amount of $350 million listed in the table above were distributed pursuant to Rule 144A under the Securities Act of 1933, underwritten by Goldman, Sachs & Co., CS First Boston, Merrill Lynch & Co., J.P. Morgan Securities Inc., and Prudential Securities Incorporated, an affiliate, pursuant to SSAP 25, and are administered by the Company as a registrar/paying agent. Under the agreement with external counterparties, the Company received cash proceeds from qualified institutional investors in exchange for the surplus note.
The surplus notes are subordinate in right of payment to policy claims, prior claims, and senior indebtedness. The surplus notes have the following restrictions on payment.
Each payment of principal and interest on the surplus notes may be made only with the prior written approval of the Commissioner, for which approval will only be granted if, in the judgment of the Commissioner, the then current and projected financial condition of the Company warrants such payment. In addition, pursuant to applicable New Jersey law, any payment of principal or interest on the surplus notes may be only out of surplus, earnings, or profits of the Company.
If these conditions to payment are not met, the applicable scheduled maturity date or scheduled interest payment date will be extended until such time, if any, at which conditions are met. Interest will continue to accrue on any unpaid principal amount of the surplus notes during the period of any such extension. Interest will not accrue on interest.
Effective January 1, 2015, the Company entered into a reinsurance agreement with Prudential Legacy Insurance Company (“PLIC”, “Reinsurer”), in which the Company reinsured substantially all of the outstanding liabilities of the Closed Block into a newly established statutory guaranteed separate account. The following information describes the financing arrangement between the Reinsurer and the external counterparties.

The Reinsurer issued a surplus note in the aggregate principal amount of $100 million on November 20, 2019 pursuant to, and is made subject to the terms of, the Amended and Restated Surplus Note Purchase Agreement, dated August 1, 2019, by and between the Reinsurer, the issuer, and Essex LLC, an affiliate. In March 2020, the Reinsurer executed an increase of outstanding notes by $800 million resulting in cumulative outstanding notes of $900 million. Under the agreement with external counterparties, the Reinsurer received credit-linked notes issued by Essex LLC in exchange for the surplus note. On December 30, 2020, the Reinsurer executed a principal redemption in the amount of $500 million and subsequently executed another principal redemption in the amount of $300 million on March 30, 2021. Under the agreement with external counterparties the Company, the issuer, redeemed credit-linked notes issued by Essex LLC, an affiliate. In December 2022, the Reinsurer executed an increase of outstanding notes by $200 million. Under the agreement with external counterparties, the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Reinsurer received a $200 million increase in credit-linked notes issued by Essex LLC in exchange for the increase in surplus notes. As of December 31, 2024, $300 million of these notes remain outstanding. The Reinsurer can redeem the principal amount of the outstanding credit-linked notes for cash upon the occurrence of, and in an amount necessary to remedy, a specified liquidity stress event. Upon such event, the surplus note issuer would monetize the amount of credit-linked notes equal to the amount needed to cure the triggering event which would be provided by external counterparties. At this point, the outstanding principal on the asset would be less than the outstanding principal on the surplus note outstanding. Under the agreements, the external counterparties have agreed to fund any such payments under the credit-linked notes in return for the receipt of fees.

Under these transactions, because valid rights of set-off exist, interest payments on the surplus notes and on the credit-linked notes are settled on a net basis. As of December 31, 2024, 100% of interest payments are offset solely due to administrative offsetting. Administrative offsetting occurs throughout the duration of the surplus note agreement which eliminates or reduces the exchange of cash or assets that would normally occur. As of December 31, 2024, $59 million of interest payments have been remitted.

Assets purchased from the proceeds of the surplus notes were credit-linked notes with an NAIC designation of 1. The book adjusted carrying value of these assets are $300 million as of December 31, 2024. The fair value of the credit-linked notes received is the greater of a liquidity event price, optional prepayment price, or sale price. Given that there is a disposition option under which the credit-linked notes provide liquidity for their full par price, the carrying value is deemed to approximate the fair value.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

14.    CONTINGENCIES
14A.     Contingent Commitments

In accordance with SSAP No. 5R, “Liabilities, Contingencies and Impairments of Assets” (“SSAP No. 5R”), the following provides detailed information regarding each of the Company’s guarantee agreements, including the nature of the guarantee, the ultimate impact to the financial statements, the current status of the payment or performance risk, the maximum potential of future payments that could be required, the current carrying value of the liability, and the nature of any recourse provisions. In addition, the table following the descriptions summarizes key information about each guarantee.
1)On March 18, 1982, the Company has entered into a support agreement with Prudential Funding, LLC (“Pru Funding”), a wholly owned, non-insurance subsidiary, pursuant to which the Company has agreed to cause Pru Funding to maintain, at all times, tangible net worth (including subordinated debt) of at least $1. As of December 31, 2024 and 2023, the tangible net worth of Pru Funding was $44 million and $42 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

2)On September 14, 2010, the Company entered into a yield maintenance agreement, pursuant to which the Company agreed to provide an unaffiliated third party (a “purchaser”) with a minimum rate of return on a portfolio of real estate investments acquired by the purchaser from Washington Street. There is currently no contingent liability recorded as of December 31, 2024, however, the Company continues to assess for any potential exposure. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the agreement.

3)On December 13, 2005, the Company entered into a support agreement with Pruco Securities, LLC (“Pruco Securities”), a wholly owned, non-insurance subsidiary, pursuant to which the Company agreed to cause Pruco Securities to maintain, at all times, (A) a minimum net capital equal to the greater of $250 thousand or six and two-thirds percent of aggregate indebtedness and (B) a ratio of aggregate indebtedness to net capital of less than or equal to 15:1; provided that the Company’s obligations under the support agreement are limited to an aggregate amount of $10 million. As of December 31, 2024 and 2023, the net capital of Pruco Securities was $109 million and $101 million, respectively. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the support agreement.

4)Prudential Assigned Settlement Services Corporation (“PASS Corp”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to injured parties (“claimants”) pursuant to assignment agreements. The Company guarantees the payment obligations of PASS Corp owing to claimants under these assignment agreements. PASS Corp purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PASS Corp’s assignment agreements in its own reserves. There are no current remaining policyholder obligations held by PASS Corp related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

5)Prudential Structured Settlement Company (“PSSC”), a wholly owned, non-insurance subsidiary of the Company, participates in the structured settlement annuity market by assuming third party payment obligations to claimants pursuant to assignment agreements or by assuming obligations under previously executed assignment agreements. The Company guarantees the payment obligations of PSSC owing to claimants under these assignment agreements. PSSC purchases annuity contracts from the Company and uses such annuity contracts to fund its payment obligations under the assignment agreements. The Company has recognized all obligations related to PSSC’s assignment agreements in its own reserves. There are no current remaining obligations held by PSSC related to assignment agreements. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under the guarantees.

6)The Company's Employee Retirement Income Security Act ("ERISA"), Separate Accounts are managed by the following affiliates: PGIM Holding Company, LLC and each of its subsidiaries (collectively, the "Advisor Affiliates"). Under ERISA guidelines, the Advisor Affiliates are required to obtain a financial performance bond to protect the plan assets from loss due to fraud or dishonesty. In lieu of purchasing an external financial performance bond, the Company has provided a guarantee to the Advisor Affiliates to protect the plan assets from any loss due to fraud or dishonesty. The guarantee creates no additional risk to the Company from loss or fraud since the Company would retain the same risk under ERISA's fiduciary standards.

7)E. 22nd Street SSGA Venture LLC is a directly owned real estate investment of the Company. The Company has issued a guarantee in relation to the acquisition of this real estate investment. The guarantee is issued to the senior mortgage lender, PLAZ. The guarantee relates to events such as fraud or malicious conduct, and indemnification for any environmental claims/losses. The property was sold and the loan was paid in full in October 2024. The Hold Harmless and Indemnity Agreement was satisfied as the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

loan was paid in full. However, the Environmental and ERISA Indemnity Agreement and Recourse Liabilities Guaranty remains in effect until October 2026. The Company’s maximum potential exposure under this guarantee is $225 million.

8)The Company is the sole member of GA JHCII, LLC. GA JHCII, LLC has issued a guarantee in relation to John Hancock Center, a real estate investment directly owned by GA JHCII, LLC. The guarantee is issued to the senior mortgage lenders, JP Morgan Chase. The guarantee relates to events such as fraud or malicious misconduct, and indemnification for any environmental claims/losses. The term of the guarantee coincides with the term of the mortgage, which has a debt maturity of June 22, 2025. The maximum exposure is $1 billion as of December 31, 2024.

9)PLIC, a wholly owned subsidiary of the Company, enters into securities repurchase transactions pursuant to which PLIC transfers securities to third parties and receives cash as collateral, which it invests. The Company guarantees the obligations of PLIC to certain of PLIC’s counterparties under these transactions in the event of PLIC’s non-performance. The amount of the guarantee is equal to the notional amount of guaranteed transaction, which was $1.7 billion as of December 31, 2024, and there is not a contractual limit on PLIC’s repurchase agreement transactions. The guarantee will remain in effect as long as PLIC has outstanding guaranteed obligations.

10)The Company has entered into a joint venture agreement relating to Pramerica Fosun Life Insurance Co., Ltd. (the “Fosun JV”) with its joint venture partner setting out their respective rights and obligations with respect to the Fosun JV. Pursuant to the joint venture agreement, the Company and its joint venture partner have agreed to contribute additional capital to the Fosun JV, based on their respective ownership percentages in the Fosun JV, if (i) the Fosun JV’s solvency margin ratio falls below the minimum ratio required by applicable law or regulation (or additional capital is otherwise required to comply with applicable laws or regulatory requirements) or a higher ratio agreed upon by the parties or (ii) an increase in the Fosun JV’s capital is unanimously agreed upon by the Board of Directors of the Fosun JV. There are no recourse provisions that enable recovery from a third party, nor are there any assets held as collateral that can be liquidated to cover amounts paid under such provisions of the joint venture agreement. The Company does not expect to make any payments on this guarantee and is not carrying any liabilities associated with the guarantee.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

#	Guarantees and key attributes	Current CV of liability obligations under guarantee (including amount recognized at inception)	Financial statement line impacted if action under guarantee required	Max amount of future potential guarantee payments (undiscounted)	Current status of payment or performance risk of guarantee
($ in millions)
1	Guarantee that the net worth of Pru Funding is not less than $1.00	(a)	Other Invested Assets, Page 3	(b)	No payments required since inception.
2	Guarantee payments by Washington Street to purchaser based on a minimum rate of return on a portfolio related to real estate	(a)	Other Invested Assets, Page 3	$—	No payments required since inception.
3	Guarantee the minimum net capital and a ratio of aggregate indebtedness to net capital of Pruco Securities	(a)	Other Invested Assets, Page 3	$—	The maximum amount payable under the guarantee agreement was paid to Pruco Securities during 2015 for $10 million.
4	Guarantee obligations to PASS Corp’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
5	Guarantee obligations to PSSC’s claimants	(a)	Other Expenses (Benefits), Page 4	(c)	No payments required since inception.
6	Guarantee protection against certain losses from theft or other criminal misconduct of plan assets under the Company’s ERISA Separate Accounts	(d)	Separate Accounts Liability, Page 3	(b)	No payments required since inception.
7	Guarantee related to E. 22nd Street SSGA Venture LLC	$—	Other Invested Assets, Page 3	$225	No payments required since inception.
8	Guarantee related to acquisition of John Hancock real estate investment	(a)	Real Estate, Page 3	$1,000	No payments required since inception.
9	Guarantee related to Prudential Legacy Insurance Company	(a)	Common Stock, Page 3	$1,726	No payments required since inception.
10	Guarantee related to Pramerica Fosun Life Insurance Co., Ltd	$—	Other Invested Assets, Page 3	(b)	No payments required since inception.

(a) Liability recognition not required for guarantees made on behalf of wholly owned insurance or non-insurance subsidiaries.
(b) No limitation on the maximum potential future payments under guarantee.
(c) No current remaining obligations are held by the supported entity related to assignment agreements.
(d) The separate account is not a separate legal entity from the Company.

	2024	2023
	(in millions)
Aggregate maximum potential future payments of all guarantees (undiscounted) that the Company could be required to make as of December 31:	$2,951	$2,999
Current liability recognized in financial statements as of December 31:
Noncontingent liabilities	—	—
Contingent liabilities	—	—
Financial statement impact as of December 31, if action under Guarantee is required:
Investments in Affiliated Other Invested Assets and Common Stock	2,951	2,999
Dividends to stockholders (capital contribution)	—	—
Expense	—	—
Other	—	—
Total	$2,951	$2,999

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

14B.     Assessments
In 1991, the Company established a liability for guaranty fund assessments as a result of the Executive Life Insurance Company (“ELIC”), insolvency. In 2007, the Company also established a guaranty fund assessment liability related to Executive Life Insurance Company of New York (“ELNY”). In 2010, the Company established a guaranty fund assessment liability related to Penn Treaty Network America Insurance Company (“Penn Treaty”). In 2011, the Company established a guaranty fund assessment liability related to Lincoln Memorial Life Insurance Company. In 2024, the Company established a guaranty fund assessment liability related to the Colorado Bankers Life Insurance Company and Bankers Life Insurance Company. The assessments are expected to be paid out over a number of years. As of December 31, 2024 and 2023, the total amount of the liability related to guaranty fund assessments was $23 million and $25 million, respectively. As of December 31, 2024 and 2023, the Company also held a related asset of $53 million and $31 million, respectively, for premium tax credits associated with the guaranty fund assessments. Premium tax credits are generally expected to be realized over a similar time period as the assessment liability but will vary by state, which can affect the available amounts and duration. Penn Treaty is an entity that wrote long-term care contracts. The liability and related asset for premium tax credits held related to the Penn Treaty insolvency does not have a material financial effect for the Company. Periodically as new information becomes available, the Company revises its estimates for both the guaranty fund assessment liability and the related asset.

(in millions)
Assets recognized from paid and accrued premium tax offsets as of December 31, 2023	$31
Decreases in December 31, 2024:
Adjustments in premium tax offsets	1
Increases in December 31, 2024:
Additional premium tax offsets applied	23
Assets recognized from paid and accrued premium tax offsets as of December 31, 2024	$53

14C.     Claims Related Extra Contractual Obligations and Bad Faith Losses Stemming from Lawsuits
The Company paid $17 million for the year ended December 31, 2024, to settle less than 50 claims related to extra contractual obligations and bad faith losses stemming from lawsuits.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

14D.         Other Contingencies

The Company is subject to legal and regulatory actions in the ordinary course of its businesses. Pending legal and regulatory actions include proceedings related to aspects of the Company's businesses and operations that are specific to it and proceedings that are typical of the businesses in which it operates, including in both cases businesses that have either been divested or placed in wind-down status. Some of these proceedings have been brought on behalf of various alleged classes of complainants. In certain of these matters, the plaintiffs are seeking large and/or indeterminate amounts, including punitive or exemplary damages. The outcome of litigation or a regulatory matter, and the amount or range of potential loss at any particular time, is often inherently uncertain.
Individual Annuities, Individual Life and Group Insurance
California Advocates for Nursing Home Reform v. The Prudential Insurance Company of America and Pruco Life Insurance Company, et al.
In January 2024, a putative class action complaint entitled California Advocates for Nursing Home Reform v. The Prudential Insurance Company of America and Pruco Life Insurance Company, et al., was filed in California Superior Court, Alameda County, alleging that the Company has failed to comply with California laws requiring that life insurance policies issued or delivered in California: (i) provide for a contractual 60-day grace period pre-lapse during which a policy must stay in force; (ii) provide policyholders and designees with notice of payment default within 30 days and a 30-day advance written notice of pending lapse; and (iii) notify policyholders annually of their right to designate additional recipients for lapse notices. The complaint asserts claims for violation of California’s Unfair Competition law and seeks unspecified damages, along with declaratory and injunctive relief. In February 2024, defendants removed the action from California state court to the United States District Court for the Northern District of California. Plaintiff filed a motion to remand the action to the California Superior Court, Alameda County, and in December 2024, the motion was granted.

Escheatment Litigation

Total Asset Recovery Services, LLC v. MetLife, Inc., et al., Prudential Financial, Inc., The Prudential Insurance Company of America, and Prudential Insurance Agency, LLC
In December 2017, Total Asset Recovery Services, LLC, on behalf of the State of New York, filed a Second Amended Complaint in the Supreme Court of the State of New York, County of New York, against, among other 19 defendants, Prudential Financial, Inc., The Prudential Insurance Company of America and Prudential Insurance Agency, LLC, alleging that the Company failed to escheat life insurance proceeds in violation of the New York False Claims Act. The second amended complaint seeks injunctive relief, compensatory damages, civil penalties, treble damages, prejudgment interest, attorneys’ fees and costs. In May 2018, defendants filed a motion to dismiss the Second Amended Complaint. In April 2019, defendants’ motion to dismiss the Second Amended Complaint was granted and plaintiff subsequently filed a Notice of Appeal with the New York State Supreme Court, First Department. In December 2020, the New York Supreme Court, First Department, reversed and vacated the judgment of the trial court and granted leave to plaintiff to file a third amended complaint. In March 2021, the plaintiff filed a third amended complaint asserting claims against all defendants for violation of the New York False Claims Act, and seeking injunctive relief, compensatory and treble damages, attorneys’ fees and costs. In January 2023, the plaintiff filed a Fourth Amended Complaint. In March 2023, defendants filed a motion to dismiss the Fourth Amended Complaint. In October 2024, defendants’ motion to dismiss the Fourth Amended Complaint was denied. In December 2024, defendants filed an Answer to the Fourth Amended Complaint.

Other Matters
Cho v. PICA, et al.
In November 2019, a putative class action complaint entitled Cho v. The Prudential Insurance Company of America, et. al., was filed in the United States District Court for the District of New Jersey. The Complaint purports to be brought on behalf of participants in the Prudential Employee Savings Plan (the “Plan”) and (i) alleges that Defendants failed to fulfill their fiduciary obligations under the Employee Retirement Income Security Act of 1974, in the administration, management and operation of the Plan, including engaging in prohibited transactions; and (ii) seeks declaratory, injunctive and equitable relief, and unspecified damages including interest, attorneys’ fees and costs. In January 2020, defendants filed a motion to dismiss the complaint. In September 2020, plaintiff filed an amended complaint and added as individual defendants certain PFI officers and current and former members of the Company’s Administrative Committee and Investment Oversight Committee. In December 2020, defendants filed a motion to dismiss the amended complaint. In September 2021, the court granted defendants’ motion to dismiss the amended complaint without prejudice. In October 2021, plaintiff filed a second amended complaint asserting claims against defendants under the Employee Retirement Income Security Act of 1974 for breach of fiduciary duty, prohibited transactions and failure to monitor fiduciaries. The second amended complaint seeks declaratory, injunctive and equitable relief, unspecified damages, attorneys’ fees and costs. In December 2021, defendants filed a motion to dismiss the second amended complaint. In August 2022, the court: (i) dismissed, with prejudice, the breach of the fiduciary duty of loyalty and prohibited transaction claims based on the inclusion of Prudential-affiliated funds in the Plan's investment options; (ii) dismissed,

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

without prejudice, the breach of fiduciary duty claims based on certain alleged underperforming Plan funds; and (iii) denied the motion to dismiss plaintiffs' claims for breach of the fiduciary duties of prudence and to monitor other fiduciaries, based on alleged delays in removing other alleged underperforming funds. In September 2022, plaintiff filed a third amended complaint asserting claims for breach of duty of prudence and to monitor fiduciaries, and in October 2022, defendants filed their answer to the third amended complaint. In May 2023, plaintiff filed a motion for class certification. In August 2023, the court issued an Order granting plaintiff's class certification motion. In January 2024, by an October 2023 court Order, defendants submitted to plaintiffs their summary judgment brief. In December 2024, the court issued an order granting Prudential’s motion for summary judgment. In January 2025, plaintiff filed a Notice of Appeal to the Third Circuit.

Regulatory Matters
Variable Products
The Company has received regulatory inquiries and requests for information from state and federal regulators, including subpoenas from the U.S. Securities and Exchange Commission, concerning the appropriateness of variable product sales and replacement activity. The Company is cooperating with regulators and may become subject to additional regulatory inquiries and other actions related to this matter. In September 2024, the SEC notified the Company that the SEC has concluded its investigation and is not recommending an enforcement action.

Summary
The Company’s litigation and regulatory matters are subject to many uncertainties, and given their complexity and scope, their outcomes cannot be predicted. It is possible that the Company’s results of operations or cash flows in a particular quarterly or annual period could be materially affected by an ultimate unfavorable resolution of pending litigation and regulatory matters depending, in part, upon the results of operations or cash flow for such period. In light of the unpredictability of the Company’s litigation and regulatory matters, it is also possible that in certain cases an ultimate unfavorable resolution of one or more pending litigation or regulatory matters could have a material adverse effect on the Company’s financial position. Management believes, however, that, based on information currently known to it, the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect on the Company’s financial position.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

15.    LEASES
Lessee Operating Lease:
The Company occupies leased office space in many locations under various long-term leases and has entered into numerous leases covering the long-term use of computers and other equipment.
At December 31, 2024, the minimum aggregate rental commitments are as follows:

(in millions)
2025	$45
2026	32
2027	26
2028	18
2029	14
Thereafter	49
Total	$184

Rental expense, net of sub-lease income, incurred for the years ended December 31, 2024, 2023 and 2022 was $43 million, $49 million and $55 million, respectively.

16.    PREMIUM AND ANNUITY CONSIDERATIONS DEFERRED AND UNCOLLECTED
Deferred and uncollected life insurance premiums and annuity considerations as of December 31:

	2024		2023
Type	Gross	Net of Loading	Gross	Net of Loading
	(in millions)
Ordinary - New Business (Individual Life & Annuities)	$5	$5	$4	$4
Ordinary - Renewal Business	2,474	2,475	2,487	2,489
Group Life	296	296	386	386
Group Annuity	1,579	1,579	962	962
Total	$4,354	$4,355	$3,839	$3,841

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

17.    OTHER DISCLOSURES AND UNUSUAL ITEMS
Reporting Net Negative (Disallowed) IMR

	December 31, 2024
	Net Negative (disallowed) IMR	Negative (disallowed) IMR admitted
	(in millions)
General Account	$1,780	$1,415
Insulated Separate Account	1,298	—
Non-Insulated Separate Account	—	—
Total	$3,078	$1,415

Calculated adjusted capital and surplus	December 31, 2024
(in millions)
Prior Period General Account Capital & Surplus	$17,862
From Prior Period SAP Financials Net Positive Goodwill (admitted)	—
EDP Equipment & Operating System Software (admitted)	163
Net DTAs (admitted)	2,174
Net Negative (disallowed) IMR (admitted)	1,377
Adjusted Capital & Surplus	$14,148

Percentage of adjusted capital and surplus
Total
Percentage of Total Net Negative (disallowed) IMR admitted in General Account or recognized in Separate Account to adjusted capital and surplus	10%

Allocated gains/losses to IMR from derivatives	December 31, 2024
	Gains	Losses
General Account (1):	(in millions)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Prior Period	$535	$(327)
Fair Value Derivative Gains & Losses Realized to IMR – Added in Current Period	205	(661)
Fair Value Derivative Gains & Losses Amortized Over Current Period	20	(38)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Current Period Total	$720	$(950)

Separate Account - Insulated (1):
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Prior Period	$113	$(46)
Fair Value Derivative Gains & Losses Realized to IMR – Added in Current Period	40	(79)
Fair Value Derivative Gains & Losses Amortized Over Current Period	7	(5)
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Current Period Total	$146	$(120)

Separate Account - Non-Insulated:
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Prior Period	$—	$—
Fair Value Derivative Gains & Losses Realized to IMR – Added in Current Period	—	—
Fair Value Derivative Gains & Losses Amortized Over Current Period	—	—
Unamortized Fair Value Derivative Gains & Losses Realized to IMR – Current Period Total	$—	$—

(1) Revised to correct amounts reported in the 2024 annual statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Other disclosures
In July 2023, the Company’s subsidiaries PLAZ and PLNJ entered into an agreement with Somerset Reinsurance Ltd. (“Somerset Re”) to coinsure a closed block of GUL policies to PURE, a wholly owned subsidiary of the Company, with retrocession by PURE of such liabilities on a modified coinsurance basis, to Somerset Re. In March 2024, PLAZ and PLNJ closed the transaction effective as of January 1, 2024. There was no material increase to surplus due to the impact from the YRT reinsurance agreements with subsidiaries as a result of this transaction.
In September 2023, as an additional source of liquidity, the Company entered into an agreement with the Federal Agricultural Mortgage Corporation (“Farmer Mac”), under which the Company can borrow up to $750 million by issuing funding agreements to a subsidiary of Farmer Mac, with borrowings secured by a pledge of certain eligible agricultural mortgage loans. At December 31, 2024, no amounts were drawn from this facility.

Effective September 2023, the Company entered into an agreement with Prismic Life Reinsurance, Ltd (“Prismic Re”), to reinsure approximately $10 billion of reserves, representing approximately 67% of the in-force structured settlement annuities business previously issued by PICA, 90% of which is on a coinsurance with funds withheld basis and 10% of which is on a coinsurance basis. In conjunction with this transaction, Prudential Financial acquired a 20% interest as a limited partner in Prismic Life Holding Company, LP, a Bermuda exempted limited partnership that owns all of the outstanding capital stock of Prismic Re.

Effective June 29, 2023, the Company surrendered $2 billion of its Stable Value Individual Retirement Account (“IRA”) Full Service Retirement product to Empower Annuity Insurance Company of America (“EAICA”). These IRA contracts had previously been reinsured to EAICA effective on April 1, 2022 under the terms of the sale of the Company's Full Service business (refer to below for further information). This surrender was considered a non cash transaction as EAICA liquidated a portion of the assets established within the Reinsurance Trust which supports the IRA liabilities.

Effective January 1, 2022, the Company reinsured a closed block of Variable Universal Life (“VUL”) business to Lotus Reinsurance Company Ltd. (“Lotus Re”), an affiliated Class E Bermuda insurance company. During the first quarter of 2022, PFI has repositioned Lotus Re from being a wholly owned subsidiary of Prudential Insurance to being a wholly owned subsidiary of Prudential International Insurance Holdings (“PIIH”). On the effective date of the reinsurance agreement, the Company ceded to Lotus Re approximately $2 billion in general account reserves under coinsurance and approximately $12 billion in separate account reserves under Modco. For the Modco component of the reinsurance agreement, the initial Modco transaction was reported on a net basis in the Company’s financial statements.

On July 21, 2021, PFI entered into an agreement with EAICA (formerly known as Great-West Life and Annuity Insurance Company) pursuant to which PFI agreed to sell to EAICA its Full Service Retirement business written by the Company and its former Connecticut subsidiary, PRIAC, primarily through a combination of (i) the sale of all outstanding equity interests of certain legal entities, including PRIAC; (ii) the ceding of certain insurance policies through reinsurance; and (iii) the sale, transfer and/or novation of certain in-scope contracts and brokerage accounts. The transaction closed effective April 1, 2022, after receiving all regulatory approvals and satisfying all customary closing conditions. The Company recorded a gain of $488 million on the transaction that is reflected in the 2022 financial statements. Please see Note 7 for additional information on the reinsurance agreement implemented as a result of the sale.

The agreement pertains exclusively to the Full-Service business written by the Company and EAIC and therefore excludes any contractual rights and obligations, assets, liabilities and surplus associated with any non-Full-Service business written by the Company and EAIC (the “Excluded Business”). This population of Excluded Business primarily consists of the Company’s and EAIC’s Institutional Investment Products which includes Longevity Risk Transfer (“LRT” business) products, Guaranteed Cost and Pripar contracts (“PRT” business) and certain separate accounts.

In order to exclude these assets from the sale of PRIAC, PRIAC novated to the Company, through assumption reinsurance, the rights and obligations, assets, liabilities and surplus associated with any Excluded Business prior to the close of the sale. The LRT Excluded Business was novated effective December 31, 2021. The impact of the novation on the Company was an increase in assets of $259 million, an increase in liabilities of $257 million and an increase in surplus of $1 million. The PRT and separate account components of the Excluded Business novated effective February 1, 2022 subsequent to all necessary policyholder and regulator approvals. The impact that PRT and separate account novation had on the Company upon novation in 2022 is an increase in assets of $6,835 million, an increase in liabilities of $6,769 million and an increase in surplus of $65 million.

As a result of an agreement with the New York State Department of Financial Services (“NY DFS”) regarding the Company’s reserving methodologies for certain variable annuity and life insurance products, the Company holds additional statutory reserves on a New York basis, which reduces its New York statutory surplus. The Company is not domiciled in New York, and these changes do not impact statutory reserves reported in the Company’s state of domicile, or any states other than New York, and therefore do not impact its RBC ratio; however, the agreed reserve methodologies may require the Company to increase additional New York statutory reserves in the

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

future. New York’s version of PBR, which became effective in January 2020, allows for modifications to the NAIC valuation model and New York’s modifications might require the Company to increase its New York Statutory Reserves.

The Company has, consistent with past practice, guaranteed that a minimum amount of $527 million of annual and termination dividends will be paid and credited to the U.S. holders of policies issued after 1983 by December 31, 2025, as declared by the Company’s Board of Directors.

The Company is owner and beneficiary of variable life insurance policies which it holds through subsidiaries that are recorded under the equity method of accounting.

The composition of the investments that underlie the cash surrender value are as follows as of December 31:

	2024		2023
	Aggregate Cash Surrender Value	Percentage	Aggregate Cash Surrender Value	Percentage
	($ in millions)
Bonds	$2,513	52.3%	$2,395	55.1%
Stocks	1,711	35.6%	1,386	31.9%
Cash and short-term investments	531	11.1%	512	11.8%
Derivatives	3	0.1%	—	0.0%
Other invested assets	44	0.9%	55	1.2%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

18. ANALYSIS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT LIABILITIES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$63	$—	$—	$63	0.8%
At book value less current surrender charge of 5% or more (1)	20	—	—	20	0.2%
At fair value	—	—	1,629	1,629	20.2%
Total with market value adjustment or at fair value	83	—	1,629	1,712	21.2%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,637	—	—	1,637	20.3%
Not subject to discretionary withdrawal	4,727	—	—	4,727	58.5%
Total (Gross: Direct + Assumed)	6,447	—	1,629	8,076	100.0%
Reinsurance ceded	1,959	—	—	1,959
Total (Net)	$4,488	$—	$1,629	$6,117
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$2	$—	$—	$2

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$5,240	$1,273	$—	$6,513	4.7%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	641	26,463	27,104	19.7%
Total with market value adjustment or at fair value	5,240	1,914	26,463	33,617	24.4%
At book value without adjustment (minimal or no charge or adjustment) (2)	388	12	—	400	0.3%
Not subject to discretionary withdrawal	28,474	75,505	—	103,979	75.3%
Total (Gross: Direct + Assumed)	34,102	77,431	26,463	137,996	100.0%
Reinsurance ceded	12,329	—	—	12,329
Total (Net)	$21,773	$77,431	$26,463	$125,667
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	2	118	4,625	4,745	19.2%
Total with market value adjustment or at fair value	2	118	4,625	4,745	19.2%
At book value without adjustment (minimal or no charge or adjustment) (2)	8,491	—	—	8,491	34.3%
Not subject to discretionary withdrawal	11,517	—	—	11,517	46.5%
Total (Gross: Direct + Assumed)	20,010	118	4,625	24,753	100.0%
Reinsurance ceded	4,913	—	—	4,913
Total (Net)	$15,097	$118	$4,625	$19,840
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2024
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$41,358	$—	$—	$41,358
Separate Accounts Annual Statement	—	77,549	32,717	110,266
Total annuity actuarial reserves and deposit liabilities	$41,358	$77,549	$32,717	$151,624

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table is an analysis of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies by withdrawal characteristics as of December 31:

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
INDIVIDUAL ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$74	$—	$—	$74	0.9%
At book value less current surrender charge of 5% or more (1)	32	—	—	32	0.4%
At fair value	—	—	1,591	1,591	19.1%
Total with market value adjustment or at fair value	106	—	1,591	1,697	20.4%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,885	—	—	1,885	22.6%
Not subject to discretionary withdrawal	4,743	—	—	4,743	57.0%
Total (Gross: Direct + Assumed)	6,734	—	1,591	8,325	100.0%
Reinsurance ceded	1,958	—	—	1,958
Total (Net)	$4,776	$—	$1,591	$6,367
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$9	$—	$—	$9

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
GROUP ANNUITIES:

Subject to discretionary withdrawal:
With market value adjustment	$4,691	$1,357	$—	$6,048	4.7%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	—	538	28,389	28,927	22.6%
Total with market value adjustment or at fair value	4,691	1,895	28,389	34,975	27.3%
At book value without adjustment (minimal or no charge or adjustment) (2)	1,201	10	—	1,211	0.9%
Not subject to discretionary withdrawal	27,469	64,467	—	91,936	71.8%
Total (Gross: Direct + Assumed)	33,361	66,372	28,389	128,122	100.0%
Reinsurance ceded	12,876	—	—	12,876
Total (Net)	$20,485	$66,372	$28,389	$115,246
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total	% of Total
	($ in millions)
DEPOSIT-TYPE CONTRACTS (no life contingencies):

Subject to discretionary withdrawal:
With market value adjustment	$—	$—	$—	$—	0.0%
At book value less current surrender charge of 5% or more (1)	—	—	—	—	0.0%
At fair value	2	—	5,763	5,765	21.8%
Total with market value adjustment or at fair value	2	—	5,763	5,765	21.8%
At book value without adjustment (minimal or no charge or adjustment) (2)	9,058	—	—	9,058	34.3%
Not subject to discretionary withdrawal	11,618	—	—	11,618	43.9%
Total (Gross: Direct + Assumed)	20,678	—	5,763	26,441	100.0%
Reinsurance ceded	5,117	—	—	5,117
Total (Net)	$15,561	$—	$5,763	$21,324
Amount included in (1) above that will move to (2) for the first time within the year after the statement date	$—	$—	$—	$—

	2023
	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total annuity actuarial reserves and deposit liabilities:
Life and Accident & Health Annual Statement	$40,822	$—	$—	$40,822
Separate Accounts Annual Statement	—	66,372	35,743	102,115
Total annuity actuarial reserves and deposit liabilities	$40,822	$66,372	$35,743	$142,937

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

19. ANALYSIS OF LIFE ACTUARIAL RESERVES BY WITHDRAWAL CHARACTERISTICS
The following table is an analysis of life actuarial reserves by withdrawal characteristics as of December 31:

	General Account
	2024			2023
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
	(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$58	$109	$144	$61	$114	$153
Universal Life	2,336	2,421	2,583	2,391	2,478	2,638
Universal Life with Secondary Guarantees	3,787	3,405	13,829	4,058	3,596	13,845
Indexed Universal Life	—	—	9	—	—	9
Indexed Universal Life with Secondary Guarantees	466	444	558	457	435	555
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance (1)	—	73,106	73,940	—	73,278	73,796
Variable Life	1,763	1,886	2,058	1,757	1,890	2,067
Variable Universal Life	1,479	1,478	1,671	1,494	1,493	1,683
Miscellaneous Reserves (1)	—	631	984	—	630	1,024

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			3,995			4,073
Accidental Death Benefits			494			506
Disability - Active Lives			195			205
Disability - Disabled Lives			405			430
Miscellaneous Reserves			1,229			1,018
Total (Gross: Direct + Assumed)	9,889	83,480	102,094	10,218	83,914	102,002
Reinsurance Ceded	5,356	45,562	59,901	5,620	46,661	60,105
Total (Net)	$4,533	$37,918	$42,193	$4,598	$37,253	$41,897

(1) Revised to correct amounts in the Cash Value and Reserve columns reported in the 2024 annual statement. Prior period amounts have been updated to conform to current period presentation.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Separate Account - Guaranteed
	2024			2023
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	—	—	—	—	—	—
Variable Universal Life	1,878	1,878	1,878	1,851	1,851	1,851
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	1,878	1,878	1,878	1,851	1,851	1,851
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$1,878	$1,878	$1,878	$1,851	$1,851	$1,851

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Separate Account - Nonguaranteed
	2024			2023
	Account Value	Cash Value	Reserve	Account Value	Cash Value	Reserve
(in millions)
Subject to discretionary withdrawal, surrender values, or policy loans:

Term Policies with Cash Value	$—	$—	$—	$—	$—	$—
Universal Life	—	—	—	—	—	—
Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Universal Life	—	—	—	—	—	—
Indexed Universal Life with Secondary Guarantees	—	—	—	—	—	—
Indexed Life	—	—	—	—	—	—
Other Permanent Cash Value Life Insurance	—	—	—	—	—	—
Variable Life	13,712	13,709	13,712	12,226	12,216	12,226
Variable Universal Life	22,749	22,749	22,749	21,980	21,980	21,980
Miscellaneous Reserves	—	—	—	—	—	—

Not subject to discretionary withdrawals or no cash values:

Term Policies without Cash Value			—			—
Accidental Death Benefits			—			—
Disability - Active Lives			—			—
Disability - Disabled Lives			—			—
Miscellaneous Reserves			—			—
Total (Gross: Direct + Assumed)	36,461	36,458	36,461	34,206	34,196	34,206
Reinsurance Ceded	—	—	—	—	—	—
Total (Net)	$36,461	$36,458	$36,461	$34,206	$34,196	$34,206

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

	2024
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$42,193	$—	$—	$42,193
Separate Accounts Annual Statement	—	1,878	36,461	38,339
Total life actuarial reserves	$42,193	$1,878	$36,461	$80,532

	2023
	General Account	Separate Account Guaranteed	Separate Account Nonguaranteed	Total
	(in millions)
Reconciliation of total life actuarial reserves:
Life and Accident & Health Annual Statement	$41,897	$—	$—	$41,897
Separate Accounts Annual Statement	—	1,851	34,206	36,057
Total life actuarial reserves	$41,897	$1,851	$34,206	$77,954

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

20.    FAIR VALUE OF ASSETS AND LIABILITIES
Fair value represents the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative fair value guidance establishes a framework for measuring fair value that includes a hierarchy used to classify the inputs used in measuring fair value. The level in the fair value hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement. The levels of the fair value hierarchy are as follows:

Level 1 - Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. The Company’s Level 1 assets and liabilities primarily include certain cash equivalents and short-term investments, common stocks and derivative contracts that trade on an active exchange market.
Level 2 - Fair value is based on significant inputs, other than quoted prices included in Level 1, that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the asset or liability through corroboration with observable market data. Level 2 inputs include quoted prices in active markets for similar assets and liabilities, quoted prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. The Company’s Level 2 assets and liabilities include: bonds (corporate public and private bonds, most government securities, certain asset-backed and mortgage-backed securities, etc.), certain common stock securities (mutual funds, which do not trade in active markets because they are not publicly available), short-term investments and certain cash equivalents (primarily commercial paper), and certain over-the-counter (“OTC”) derivatives.
Level 3 - Fair value is based on at least one significant unobservable input for the asset or liability. The assets and liabilities in this category may require significant judgment or estimation in determining the fair value. The Company’s Level 3 assets and liabilities primarily include: certain private bonds and common stock securities, certain manually priced public common stock and bonds, certain commercial mortgage loans and certain highly structured OTC derivative contracts.
Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds) - The fair values of the Company’s public bonds are generally based on prices obtained from independent pricing services. Prices for each bond are generally sourced from multiple pricing vendors, and a vendor hierarchy is maintained by asset type based on historical pricing experience and vendor expertise. The Company ultimately uses the price from the pricing service highest in the vendor hierarchy based on the respective asset type. The pricing hierarchy is updated for new financial products and recent pricing experience with various vendors. Consistent with the fair value hierarchy described above, securities with validated quotes from pricing services are generally reflected within Level 2 as they are primarily based on observable pricing for similar assets and/or other market observable inputs. Typical inputs used by these pricing services include but are not limited to, reported trades, benchmark yields, issuer spreads, bids, offers, and/or estimated cash flow, prepayment speeds and default rates. If the pricing information received from third-party pricing services is deemed not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process with the pricing service or classify the securities as Level 3. If the pricing service updates the price to be more consistent with the presented market observations, the security remains within Level 2.
Internally-developed valuations or indicative broker quotes are also used to determine fair value in circumstances where vendor pricing is not available, or where the Company ultimately concludes that pricing information received from the independent pricing service is not reflective of market activity. If the Company concludes the values from both pricing services and brokers are not reflective of market activity, it may override the information with an internally-developed valuation. As of December 31, 2024 and 2023, overrides on a net basis were not material. Pricing service overrides, internally-developed valuations and indicative broker quotes are generally included in Level 3 in the fair value hierarchy.
The Company conducts several specific price monitoring activities. Daily analyses identify price changes over predetermined thresholds defined at the financial instrument level. Various pricing integrity reports are reviewed on a daily and monthly basis to determine if pricing is reflective of market activity or if it would warrant any adjustments. Other procedures performed include, but are not limited to, reviews of third-party pricing services methodologies, reviews of pricing trends and back testing.
The fair values of private bonds, which are primarily originated by internal private asset managers, are primarily determined using discounted cash flow models. These models primarily use observable inputs that include Treasury or similar base rates plus estimated credit spreads to value each security. The credit spreads are obtained through a survey of private market intermediaries who are active in both primary and secondary transactions, and consider, among other factors, the credit quality and the reduced liquidity associated with private placements. Internal adjustments are made to reflect variation in observed sector spreads. Since most private placements are valued using standard market observable inputs and inputs derived from, or corroborated by, market observable data including, but not limited to observed prices and spreads for similar publicly traded issues, they have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model may incorporate significant unobservable inputs, which reflect the Company’s own assumptions about the inputs that market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the price of a security, a Level 3 classification is made.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Cash equivalents and short-term investments - Cash equivalents and short-term investments include money market instruments, commercial paper and other highly liquid debt instruments. Certain money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. The remaining instruments in this category are generally fair valued based on market observable inputs and these investments have primarily been classified within Level 2.
Preferred stocks carried at the lower of amortized cost or market value - Preferred stocks consist principally of publicly traded and privately traded preferred stock. The fair values of most publicly traded preferred stock securities are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded preferred stock securities are determined using valuation and discounted cash flow models that require a substantial level of judgment. In determining the fair value of certain privately traded preferred stock the discounted cash flow model may also use unobservable inputs, which reflect the Company’s assumptions about the inputs market participants would use in pricing the asset. Most privately traded preferred stock securities are classified within Level 3. Fair values of perpetual preferred stock based on observable market inputs are classified within Level 2. However, when prices from independent pricing services are based on indicative broker quotes as the directly observable market inputs become unavailable, the fair value of perpetual preferred stock is classified as Level 3.
Common stocks carried at market value - Common stocks consist principally of investments in common stocks of publicly traded companies, privately traded securities, as well as common stock mutual fund shares. The fair values of most publicly traded common stocks are based on quoted market prices in active markets for identical assets and are classified within Level 1 in the fair value hierarchy. Estimated fair values for most privately traded equity securities are determined using discounted cash flow, earnings multiple and other valuation models that require a substantial level of judgment around inputs and therefore are classified within Level 3. The fair values of common stock mutual fund shares that transact regularly (but do not trade in active markets because they are not publicly available) are based on transaction prices of identical fund shares. The fair values of common stocks are based on prices obtained from independent pricing services. These prices are then validated for reasonableness against recently traded market prices. Accordingly, these securities are generally classified within Level 2 in the fair value hierarchy.
Derivative instruments - Derivatives are recorded at fair value either as assets or liabilities within “Derivatives.” The fair values of derivative contracts can be affected by changes in interest rates, foreign exchange rates, commodity prices, credit spreads, market volatility, expected returns, non-performance risk (“NPR”), liquidity and other factors. For derivative positions included within Level 3 of the fair value hierarchy, liquidity valuation adjustments are made to reflect the cost of exiting significant risk positions, and consider the bid-ask spread, maturity, complexity, and other specific attributes of the underlying derivative position.
The Company’s exchange-traded futures may include Treasury futures and equity futures. Exchange-traded futures and options are valued using quoted prices in active markets and are classified within Level 1 in the fair value hierarchy.
The majority of the Company’s derivative positions are traded in the OTC derivative market and are classified within Level 2 in the fair value hierarchy. OTC derivatives classified within Level 2 are valued using models that utilize actively quoted or observable market inputs from external market data providers, third-party pricing vendors and/or recent trading activity. The Company’s policy is to use mid-market pricing in determining its best estimate of fair value. The fair values of most OTC derivatives, including interest rate and cross-currency swaps, currency forward contracts, credit default swaps, and “to be announced” (“TBA”) forward contracts on highly rated mortgage-backed securities issued by U.S. government sponsored entities are determined using discounted cash flow models. The fair values of European style option contracts are determined using Black-Scholes option pricing models. These models’ key inputs include the contractual terms of the respective contract, along with significant observable inputs, including interest rates, currency rates, credit spreads, equity prices, index dividend yields, NPR, volatility and other factors.
The Company’s cleared interest rate swaps and credit derivatives linked to an index are valued using models that utilize actively quoted or observable market inputs, including the secured overnight financing rate (“SOFR”), obtained from external market data providers, third-party pricing vendors and/or recent trading activity. These derivatives are classified as Level 2 in the fair value hierarchy.
The majority of the Company’s derivative agreements are with highly rated major international financial institutions. To reflect the market’s perception of its own and the counterparty’s NPR, the Company incorporates additional spreads over the secured overnight financing rate into the discount rate used in determining the fair value of OTC derivative assets and liabilities after netting of collateral. Rates used to discount expected cash flows to value OTC derivatives assets reflect the terms of the Credit Support Annex.
Derivatives classified as Level 3 include structured products. These derivatives are valued based upon models, such as Monte Carlo simulation models and other techniques that utilize significant unobservable inputs. Level 3 methodologies are validated through periodic comparison of the Company’s fair values to external broker-dealer values.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Separate account assets at fair value - Separate account assets primarily include bonds, treasuries, common stock and mutual funds for which values are determined consistent with similar instruments described above under “Bonds carried at the lower of amortized cost or market value (NAIC 6 rated bonds)” and “Common Stocks carried at market value.”
Effective January 1, 2018, the Company adopted changes to SSAP No. 100, “Fair Value” (“SSAP 100”), to allow NAV per share as a practical expedient to fair value either when specifically named in an SSAP or when specific conditions exist. This adoption removes the requirement to categorize within the fair value hierarchy all investments measured at net asset value per share (or its equivalent) as a practical expedient. As a result of the adoption of this guidance, certain separate account assets are no longer classified in the fair value hierarchy.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

(1)    The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2024:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$135	$—	$52	$—	187

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	—	—	—	—
Parent, Subsidiaries and Affiliates	—	830	—	—	830
Total Cash, cash equivalents and short-term investments	—	830	—	—	830

Preferred stock:
Industrial and Misc	—	—	123	—	123

Common stock:
Industrial and Misc	747	143	174	—	1,064

Derivative assets: (b)
Currency swaps	—	225	—	—	225
Interest rate swaps	—	2,246	—	—	2,246
Total return swaps	—	21	—	—	21
Options	—	186	4	—	190
Currency forwards	—	91	—	—	91

Total Derivative assets	—	2,769	4	—	2,773

Securities lending reinvested collateral assets	—	226	—	—	226

Separate account assets (a)	8,201	65,697	343	19,483	93,724

Total assets at fair value	$9,083	$69,665	$696	$19,483	$98,927

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$14	$—	$—	$14
Interest rate swaps	—	2,512	—	—	2,512
Total return swaps	—	12	—	—	12
Options	—	170	—	—	170
Currency forwards	—	1	—	—	1

Total Derivative liabilities	—	2,709	—	—	2,709

Total liabilities at fair value	$—	$2,709	$—	$—	$2,709

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The table below presents the balances of assets and liabilities on a recurring and non-recurring basis measured at fair value as of December 31, 2023:

Description	Level 1	Level 2	Level 3	Net Asset Value (NAV)	Total

	(in millions)
Assets at fair value
Bonds:
Industrial and Misc	$164	$—	$47	$—	$211

Cash, cash equivalents and short-term investments:
Industrial and Misc	—	551	—	—	551
Parent, Subsidiaries and Affiliates	—	—	—	—	—
Total Cash, cash equivalents and short-term investments	—	551	—	—	551

Preferred stock:
Industrial and Misc	—	—	108	—	108

Common stock:
Industrial and Misc	570	145	264	—	979

Derivative assets: (b)
Currency swaps	—	179	—	—	179
Interest rate swaps	—	2,227	—	—	2,227
Total return swaps	—	18	—	—	18
Options	—	144	—	—	144
Currency forwards	—	2	—	—	2

Total Derivative assets	—	2,570	—	—	2,570

Securities lending reinvested collateral assets	—	—	—	—	—

Separate account assets (a)	9,137	64,359	1,088	20,944	95,528

Total assets at fair value	$9,871	$67,625	$1,507	$20,944	$99,947

Liabilities at fair value
Derivative liabilities: (b)
Currency swaps	$—	$36	$—	$—	$36
Interest rate swaps	—	2,326	—	—	2,326
Total return swaps	—	73	—	—	73
Options	—	138	—	—	138
Currency forwards	—	88	—	—	88

Total Derivative liabilities	—	2,661	—	—	2,661

Total liabilities at fair value	$—	$2,661	$—	$—	$2,661

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account assets classified as Level 3 consist primarily of real estate and real estate investment funds. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statements of Admitted Assets, Liabilities and Capital and Surplus.
b.    Derivatives that are not held at fair value are excluded.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

(2)    The tables below provide the following data as of December 31, 2024 and 2023:
a.     Summary of the changes in fair value of Level 3 assets and liabilities.
b. The portion of gains or losses included in surplus attributable to unrealized gains or losses related to those assets and liabilities.

	Balance at 01/01/2024	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2024

	(in millions)
Bonds:
Industrial and Misc	$47	$93	$(55)	$(16)	$(7)	$3	$—	$—	$(13)	$52
Preferred stock:
Industrial and Misc	108	6	(6)	—	16	14	—	(9)	(6)	123
Common stock:
Industrial and Misc	264	30	—	31	(31)	1	—	(121)	—	174
Derivatives	—	—	—	—	4	—	—	—	—	4
Separate account assets (a)	1,088	36	(80)	365	(433)	505	—	(1,111)	(27)	343
Total Assets	$1,507	$165	$(141)	$380	$(451)	$523	$—	$(1,241)	$(46)	$696

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

	Balance at 01/01/2023	Transfers into Level 3	Transfers out of Level 3	Total gains (losses) included in Net Income	Total gains (losses) included in Surplus	Purchases	Issues	Sales	Settlements	Balance at 12/31/2023

	(in millions)
Bonds:
Industrial and Misc	$13	$65	$(21)	$(2)	$(2)	$—	$—	$—	$(6)	$47
Preferred stock:
Industrial and Misc	89	—	(4)	—	13	17	—	(7)	—	108
Common stock:
Industrial and Misc	155	—	(74)	(6)	42	390	—	(243)	—	264
Derivatives	—	—	—	—	—	—	—	—	—	—
Separate account assets (a)	1,075	91	(142)	(5)	53	448	—	(363)	(69)	1,088
Total Assets	$1,332	$156	$(241)	$(13)	$106	$855	$—	$(613)	$(75)	$1,507

Total Liabilities	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

a.    Separate account assets represent segregated funds that are invested for certain customers. Investment risks associated with market value changes are borne by the customers, except to the extent of minimum guarantees made by the Company with respect to certain accounts. Separate account liabilities are not included in the above table as they are reported at contract value and not fair value in the Company’s Statement of Admitted Assets, Liabilities, and Capital and Surplus.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for General Account preferred and common stocks were $37 million and $63 million as of December 31, 2024 and 2023, respectively.
Unrealized gains (losses) for the period relating to Level 3 assets that were still held by the Company for Separate Account assets were ($13) million and $110 million as of December 31, 2024 and 2023, respectively. Transfers resulted from further review of valuation methodologies for certain assets, which resulted in a change in classification.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

For nonrecurring fair value measurements, certain financial assets are measured at fair value on a non-recurring basis, such as certain bonds and preferred stock valued at the lower of cost or fair value, or investments that are impaired during the reporting period and recorded at fair value in the Company's Statements of Admitted Assets, Liabilities, and Capital and Surplus at December 31, 2024.
(3)     The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2024:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)

Assets:	(in millions)
Bonds	$72,000	$80,001	$135	$68,663	$3,202	$—	$—
Unaffiliated preferred stock	213	188	—	48	165	—	—
Unaffiliated common stock	1,064	1,064	747	143	174	—	—
Mortgage loans	17,103	18,383	—	—	17,103	—	—
Real estate	355	269	—	—	355	—	—
Contract loans	2,007	2,007	—	—	2,007	—	—
Cash and short-term investments	3,227	3,228	1,095	2,113	19	—	—
Derivative financial instruments	3,902	4,054	3	3,895	4	—	—
Derivatives collateral	444	444	—	444	—	—	—
Other invested assets	73	69	—	55	18	—	—
Securities lending reinvested collateral assets	8,385	8,384	123	7,345	917	—	—
Separate accounts	160,880	164,941	8,207	117,058	16,132	19,483	—
Liabilities:
Deposit-type contracts	$14,414	$15,097	$—	$13,247	$1,167	$—	$—
Securities sold under agreement to repurchase	4,133	4,133	—	4,133	—	—	—
Cash collateral held for loaned securities	4,890	4,890	—	4,890	—	—	—
Derivative financial instruments	3,405	2,883	16	3,389	—	—	—
Derivatives collateral	700	700	—	700	—	—	—
Separate account liabilities-investment contracts	113,449	113,433	—	21,454	91,995	—	—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table presents the carrying amounts and estimated fair values of the Company’s financial instruments as of December 31, 2023:

Type of Financial Instrument	Aggregate Fair Value	Admitted Assets / Liabilities	Level 1	Level 2	Level 3	NAV	Not Practicable (Carrying Value)
Assets:	(in millions)
Bonds	$79,398	$85,754	$206	$76,393	$2,799	$—	$—
Unaffiliated preferred stock	180	168	—	41	139	—	—
Unaffiliated common stock	979	979	570	145	264	—	—
Mortgage loans	18,557	19,848	—	—	18,557	—	—
Real estate	334	297	—	—	334	—	—
Contract loans	1,911	1,911	—	—	1,911	—	—
Cash and short-term investments	4,236	4,235	1,106	3,107	23	—	—
Derivative financial instruments	3,392	3,382	2	3,390	—	—	—
Other invested assets	81	76	—	59	22	—	—
Securities lending reinvested collateral assets	—	—	—	—	—	—	—
Separate accounts	157,863	152,092	9,623	114,342	12,954	20,944	—
Liabilities:
Deposit-type contracts	$15,108	$15,560	$—	$13,760	$1,348	$—	$—
Securities sold under agreement to repurchase	3,558	3,558	—	3,558	—	—	—
Cash collateral held for loaned securities	4,115	4,115	—	4,115	—	—	—
Derivative financial instruments	3,292	2,920	24	3,268	—	—	—
Separate account liabilities-investment contracts	103,787	103,517	—	24,272	79,515	—	—
Bonds: fixed maturities (excluding NAIC 6 rated bonds) - The fair values of public fixed maturity securities are generally based on prices from third-party pricing services, which are reviewed for reasonableness; however, for certain public fixed maturity securities and investments in private placement fixed maturity securities, this information is either not available or not reliable. For these public fixed maturity securities, the fair value is based on indicative quotes from brokers, if available, or determined using a discounted cash flow model or internally-developed models. For private fixed maturities, fair value is determined using a discounted cash flow model. In determining the fair value of certain fixed maturity securities, the discounted cash flow model may also use unobservable inputs, which reflect the Company’s own assumptions about the inputs market participants would use in pricing the security.

Mortgage loans - The fair value of most commercial mortgage loans is based upon the present value of the expected future cash flows discounted at the appropriate U.S. Treasury rate, plus an appropriate credit spread for loans of similar quality, average life and currency. The quality ratings for these loans, a primary determinant of the appropriate credit spread and a significant component of the pricing process, are based on internally-developed methodology.

Contract loans - The Company’s valuation technique for contract loans is to discount cash flows at the current contract loan coupon rate. Contract loans are fully collateralized by the cash surrender value of underlying insurance policies. As a result, the carrying value of the contract loans approximates the fair value.

Cash, cash equivalents and short-term investments - The Company believes that due to the short-term nature of certain assets, the carrying value approximates fair value. These assets include cash, cash equivalent instruments and certain short-term investments, which are recorded at amortized cost and are not securities.

Other invested assets - The estimated fair value of other invested assets is determined using the methodologies as described above for bonds, mortgage loans or short-term investments, including affiliated assets based on the nature of the investment. Excluded from the disclosure are those other invested assets that are not considered to be financial instruments subject to this disclosure including investments carried on the equity method.
Deposit-type contracts & Separate account liabilities - Only the portion of deposit-type contracts and separate account liabilities related to products that are investment contracts (those without mortality and morbidity risk) are reflected in the table above. For fixed

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

deferred annuities, single premium endowments, payout annuities and other similar contracts without life contingencies, fair values are generally derived using discounted projected cash flows based on interest rates that are representative of the Company’s financial strength ratings, and hence reflect the Company’s own NPR. For guaranteed investment contracts, funding agreements, structured settlements without life contingencies and other similar products, fair values are generally derived using discounted projected cash flows based on interest rates being offered for similar contracts with maturities consistent with those of the contracts being valued. For those balances that can be withdrawn by the customer at any time without prior notice or penalty, the fair value is the amount estimated to be payable to the customer as of the reporting date, which is generally the carrying value. For defined contribution and defined benefit contracts and certain other products, the fair value is the market value of the assets supporting the liabilities.
Securities sold under agreements to repurchase - The Company receives collateral for selling securities under agreements to repurchase. Repurchase agreements are also generally short-term in nature, and therefore, the carrying amounts of these instruments approximate fair value.
Cash collateral for loaned securities - Cash collateral for loaned securities represents the collateral received or paid in connection with loaning or borrowing securities, similar to the securities sold under agreement to repurchase above. Due to the short-term nature of these transactions, the carrying value approximates fair value.
Separate account liabilities-investment contracts - Only the portion of separate account liabilities related to products that are investments contracts are reflected in the table above. Separate account liabilities are recorded at the amount credited to the contractholder, which reflects the change in fair value of the corresponding separate account assets including contractholder deposits less withdrawals and fees; therefore, carrying value approximates fair value.
Certain Separate Account investments are measured at fair value using the NAV per share (or its equivalent) practical expedient and have not been classified in the fair value hierarchy. Separate account assets using NAV as a practical expedient consist of joint venture and limited partnership interests in real estate, bond, hedge, insurance and other funds. All of these investments have individually varying investment strategies which also have a variety of redemption terms and conditions including certain fund interests that are restricted until maturity. The Company believes that using NAV as a practical expedient for these investments is a fair and close approximation of the investment’s liquidation value.
Level 3 Assets by Price Source - The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources for the years ended:

	December 31, 2024			December 31, 2023
	Internal (1)	External (2)	Total	Internal (1)	External (2)	Total

	(in millions)
Corporate securities	$52	$—	$52	$19	$28	$47
Equity securities	240	57	297	230	188	418

(1) Represents valuations which could incorporate internally-derived and market inputs. See below for additional information related to internally-developed valuation for significant items in the above table.

(2) Represents unadjusted prices from independent pricing services and independent non-binding broker quotes where pricing inputs are not readily available.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Quantitative Information Regarding Internally-Priced Level 3 Assets – The table below represents quantitative information on significant internally-priced Level 3 assets for the years ended:

	December 31, 2024
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$45	Discounted Cash Flow	Discount Rates	18%-20%
		Liquidation	Orderly Liquidation Value	75%
		Other	Weighted Scenario Analysis

Equity Securities	$18	Market Comparables	EBITDA multiples	5.5x-7.0x
		Discounted Cash Flow	Discount Rates	40%

	December 31, 2023
Assets	Fair Value	Valuation Techniques	Unobservable Inputs	Range
	(in millions)

Corporate Securities	$19	Discounted Cash Flow	Discount Rates	20%
		Liquidation

Equity Securities	$10	Market Comparables	EBITDA multiples
		Discounted Cash Flow

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

21.    DIRECT PREMIUM WRITTEN/PRODUCED BY MANAGING GENERAL AGENTS/THIRD PARTY ADMINISTRATORS
Direct premiums written by Managing General Agents/Third Party Administrators for the years ended December 31, 2024, 2023 and 2022 were $104 million, $98 million and $124 million, respectively.
22.    RETROSPECTIVELY RATED CONTRACTS AND CONTRACTS SUBJECT TO REDETERMINATION
The Company estimates accrued retrospective premium based on actual experience of the group and the Company’s underwriting rules and experience rating practices. The Company records accrued retrospective premiums as an adjustment to written premium.
The amount of group life net premiums written by the Company that are subject to retrospective rating features was $1,172 million, $1,188 million and $1,190 million for the years ended December 31, 2024, 2023 and 2022, respectively. This represented 40%, 57% and 63% of the total net premiums written for group life for the years ended December 31, 2024, 2023 and 2022, respectively.
The amount of group accident and health net premiums written by the Company that are subject to retrospective rating features was $59 million, $89 million and $76 million for the years ended December 31, 2024, 2023 and 2022, respectively. This represented 3%, 5% and 4% of the total net premiums written for group accident and health for the years ended December 31, 2024, 2023 and 2022, respectively.

23.    PARTICIPATING POLICIES
For the period ended December 31, 2024, 2023 and 2022, premiums under individual and group accident and health participating policies were $0.4 million, $1 million and $1 million, respectively, or less than 1% of total individual and group accident and health premiums earned. The Company accounts for its policyholder dividends based on actual experience of the group and a pre-determined dividend formula. The Company paid and accrued no dividends to policyholders as of December 31, 2024, 2023 and 2022.
For the period ended December 31, 2024, 2023 and 2022, premiums under individual life participating policies were $9 million, $8 million and $7 million, respectively, or less than 1% of total individual life premiums earned. The Company accounts for its policyholder dividends based upon the Plan of Reorganization for the Company’s demutualization. The Company paid and accrued dividends in the amounts of $101 million, $74 million and $25 million to policyholders and did not allocate any additional income to such policyholders as of December 31, 2024, 2023 and 2022, respectively.
24.    RESERVES FOR LIFE CONTRACTS AND DEPOSIT-TYPE CONTRACTS
Individual Life
Individual life insurance future policy benefit reserves are calculated using various methods, interest rates and mortality tables, which are prescribed by the Department and produce reserves that in the aggregate meet the requirements of state laws and regulations. Approximately 60% and 61% of individual life insurance reserves are calculated according to the CRVM, or methods which compare CRVM to policy cash values at December 31, 2024 and 2023, respectively. Approximately 40% and 39% at December 31, 2024 and 2023, respectively, of individual life insurance reserves are determined using the Net Level Premium (“NLP”) method, or by using the greater NLP method reserve or the policy cash value.
Reserves for other supplementary benefits relative to the Company’s life insurance contracts are calculated using methods, interest rates, and tables appropriate for the benefit provided.
As of December 31, 2024 and 2023, the Company did not have any direct written Universal Life product with secondary guarantee features. Business assumed from Hartford included some Universal Life products with secondary guarantees and the Company’s reserve methodology is compliant with appropriate state prescribed method. Reserves for these products were 100% ceded to its affiliate, PLAZ.
For life insurance contracts, the reserves are calculated based on the Standard Valuation Law and any variation from the state prescribed valuation method is taken into account in the Aggregate Sufficiency Testing.
For certain non-interest sensitive ordinary life plans, the Company waives deduction of deferred fractional premiums upon death of insured. Return of the unearned portion of the final premium is governed by the terms of the contract.
The reserve for waiver of the deduction of deferred fractional premiums upon death of the insured, and for return of a portion of final premium for periods beyond the date of death is at least as great as that computed using the minimum standards of mortality, interest and valuation method, taking into account the aforementioned treatment of premiums. The Company does not promise surrender values in excess of the legally computed reserves.
For certain policies, extra premiums are charged for substandard lives, in addition to the regular gross premiums for the true age. Mean reserves for traditional insurance products are determined by computing the regular mean reserve for the plan at the true age, and adding

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

one-half (1/2) of the extra premium charge for the year. For plans with explicit mortality charges, mean reserves are based on appropriate multiples of standard rates of mortality.
Reserves on policies issued at or subsequently subject to a premium for extra mortality or otherwise issued on lives classed as substandard for the plan of contract issued or on special class lives, including paid-up insurance, are reported according to mortality and interest bases applicable to the respective years of issue. In addition, an extra mortality reserve is held for ordinary life insurance policies classed as group conversions, or otherwise substandard, equal to the excess, if any, over a basic reserve, of a substandard reserve based on mortality rates appropriately increased over the standard class mortality rates. For all other such policies, the extra mortality reserve is one-half the appropriate net additional premium. Weekly premium policies issued at ages higher than true ages are valued according to the higher ages, as are Ordinary second-to-die policies.
As of December 31, 2024 and 2023, the Company had $2.0 billion and $2.2 billion, respectively, of insurance in force for which gross premiums for the life insurance benefits are less than the net premiums according to the standard of valuation required by the state, respectively.
Reserves calculated for reinsurance dollar denominated products are the CRVM reserve, floored at cash value, plus the unearned premium reserve. The CRVM reserve uses 1980 CSO or 2001 CSO mortality table, depending on the policy issue date. The valuation interest rates in most cases are set at the lower of (a) the maximum permitted valuation rate under the Standard Valuation Law and (b) the interest rate used to determine cash values and nonforfeiture values in the contract. The Active life reserves for the dollar denominated products waiver of premium (WP) benefit are determined using the NLP method. The NLP reserve is based on the 1952 Disability table. Disabled life reserves are based on the 73-76 OASDI continuance table.
Group Life
For group life insurance, approximately 27% and 25% of the reserves at December 31, 2024 and 2023, respectively, are associated with extended death benefits. These reserves are primarily calculated using 2023 Group Life Term Waiver Table at various interest rates. The remaining reserves are unearned premium reserves, reserves for group life fund accumulations and other miscellaneous reserves.
Individual Annuities
Reserves for individual deferred annuity contracts are determined based on CARVM. These reserves account for 65% and 68% of the individual annuity reserves at December 31, 2024 and 2023, respectively. Additional reserves are held for guaranteed minimum death and living benefits under deferred annuities. Reserves for the variable annuity contracts are determined based on the “CARVM for Variable Annuities” (“VACARVM”), which is a principal-based approach described in the VM-21.
The remaining reserves are equal to the present value of future payments using prescribed annuity mortality tables and interest rates. Additional reserves are held for guaranteed minimum death and living benefits under deferred and immediate annuities.
Group Annuities
Reserves for Structured Settlement Annuities are equal to the present value of future benefit payments. The valuation mortality table is the 1983-A Table. For contracts/certificates issued in 2017 and prior, the valuation interest rate is determined based on the issue year of the contract. Contracts issued in 2018 and later are subject to VM-22. Reserves for Structured Settlement Annuities issued in 2017 and prior follow Actuarial Guideline IX- B. Minimum requirements in all states other than New York, require the use of Type A interest rates defined by the dynamic Standard Valuation Law for the special lump sum calculations required under Guideline IX-B. New York requires Type B interest rates. The statutory reserves for all states are calculated using Type B interest rates (which are less than or equal to Type A rates) leading to excess reserves in non-New York states. Under Actuarial Guideline IX-B, payments in excess of 110% of the prior year’s payments are considered lump sum payments and must be valued using the type A valuation interest rates with a guarantee duration equal to the number of years from the date of issue to the date of the lump sum payment. However, as described above, in order to comply with the minimum standards in certain states, structured settlement lump sums are valued using Type B rates which are lower than Type A rates. Payments that are made less frequently than annually or for a period of less than five years are also considered to be lump sums and are therefore valued using Type B rates. Payments other than lump sums are valued using the maximum statutory valuation interest rate appropriate for the guarantee duration of the Structured Settlement Annuity. Structured Settlement Annuities issued in 2018 and later are not subject to Actuarial Guideline IX-B, since this Guideline is superseded by VM-22.
As of September 1, 2023, 72% quota share of Structured Settlement Annuities in-force issued as of December 31, 2022, except for a small block of Liberty Mutual contracts, are ceded to Prismic Life Reinsurance. The ceded reserve also follows the same method as the gross reserve described above. Expense reserve was established on Day 1 of the reinsurance transaction equal to the present value of the expected shortfall between the Company's expected expenses and expense allowance paid by Prismic Life Reinsurance.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

Reserves for annuities purchased under group contracts, now subject to VM-22, are equal to the present value of future payments, using prescribed and permitted mortality tables and interest rates. During 2021, the Company implemented a stochastic statutory reserving framework for certain of its newly issued group annuity contracts. This reserving framework is expected to produce reserves that are better aligned to the underlying risk profile of the impacted contracts. Reserves for other deposit funds reflect the contract deposit account or experience accumulation for the contract.
The reserve for guaranteed interest contracts, deposit funds and other liabilities without life contingencies equal either the present value of future payments discounted at the appropriate interest rate or the fund value, if greater.
Accident & Health
Claim reserves for Group Long Term Disability are discounted at interest rates ranging from 2.0% to 6.75% as of December 31, 2024 and 2023. For non-buyout claims, the interest rate is based on the date of disability. For buyout claims, the interest rate is based on the effective date of the buyout. As of December 31, 2024 and 2023, Group Long Term Disability reserves are calculated using the 2012 GLTD Valuation Table blended with Prudential experience.
Individual Long Term Care active life reserves are one-year full preliminary term reserves. The assumptions for 2024 and 2023 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates range from 3.0% to 4.5% as of December 31, 2024 and 2023, depending on the effective date of coverage of each participant.
Group Long Term Care active life reserves are one-year full preliminary term reserves. The assumptions for 2024 and 2023 are based on 2014 Milliman Long Term Care Guidelines with modifications for morbidity and company experience with statutory prescribed caps for lapse. Both years are using 1983 GAM for older products and 1994 GAM for the new generation products for mortality. Interest rates range from 3.0% to 5.5% as of December 31, 2024 and 2023, depending on the effective date of coverage of each participant.
Individual and Group Long Term Care claim reserves represent the present value of benefits payable to insureds in benefit status using claim termination rates based on 2020 Milliman Long Term Care Guidelines with modification for company experience for 2024 and 2023. Interest rates range from 3.0% to 4.5% as of December 31, 2024 and 2023, depending on the disablement date claim for each claimant.
MetLife Long Term Care active life reserves are using the 1983 GAM mortality table for disability years 2020 and prior and 1994 GAM mortality tables for disability year 2021 and beyond and interest rates ranging from 2.75% to 5.5%. For Disabled Life Reserve, MetLife Termination Experience is used with interest rates ranging from 3.0% to 4.0% as of December 31, 2024 and 2023. For claims incurred in 2021 or later, the rate is 3.0%.
Claim reserves for US Individual Disability are discounted using the 1964 CDT table with interest rate ranging from 3.5% and 6.0% for disability years 1988 and prior, the 1985 CIDA table with interest rate ranging from 3.5% and 6.0% for disability years 1989 through 2020, and the 2013 IDI table with interest rate 3.0% for disability year 2021 and beyond. This applies to both Active life and Disable life reserves as of December 31, 2024 and 2023.
Claim reserves for other Individual Guaranteed Renewable and Cancelable Accident and Health policies were not discounted as of December 31, 2024 and 2023.
Other Disclosures
The Company’s actuarial reserves are also subject to asset adequacy testing analysis, which is performed in each business unit. In accordance with the Actuarial and Opinion Memorandum Regulation (“AOMR”), an evaluation is also performed across the Company to assess asset adequacy reserve requirements for the Company based on the Appointed Actuary’s judgment. Asset adequacy reserves were $375 million and $500 million at December 31, 2024 and 2023, respectively.

Reserves have been determined using accepted actuarial methods applied on a basis consistent with the appropriate Standards of Practice as promulgated by the Actuarial Standards Board and with accounting practices prescribed or permitted by the Department. These actuarial methods have been applied on a basis consistent with the prior year’s methods.

The Tabular Interest has been determined by formula except for individual unmatured annuities, group universal life insurance, group payout annuity reserves, and group annuity fund accumulation reserves, for which tabular interest has been determined from the basic data. The Tabular Less Actual Reserve Released has been determined by formula. The Tabular Cost has been determined by formula except for certain variable and universal life insurance policies for which tabular cost has been determined from the basic data for the calculation of policy reserves. For the determination of Tabular Interest on funds not involving life contingencies for each valuation rate

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

of interest, the tabular interest is calculated as one hundredth of the product of such valuation rate of interest times the mean of the amount of funds subject to such valuation rate of interest held at the beginning and end of the year of valuation.

Tabular Interest has been determined for the business assumed from Hartford by formula as described in the instructions, except for Variable Life, where General Account Interest Credited is used. The Tabular less Actual Reserves Released has been determined by formula as described in the instructions. The Tabular Cost has been determined by formula as described in the instructions, except for certain Variable and Modified Guaranteed life insurance policies, for which Tabular Cost has been determined by the fees charged on the General and Separate accounts, excluding premium loads.
As of December 31, 2023, the change in the general account reserves for group life due to a change in valuation basis was a decrease of $83 million which was due to the following:

Valuation Basis		Group Life	Total
		(in millions)
Change From	Change To
2005 Modified Group Term Life Waiver Table	2023 Group Term Life Waiver Table	$(83)	$(83)
	Total	$(83)	$(83)
As of December 31, 2024 and December 31, 2022, there was no change in the general account reserves as a result of a change in valuation basis.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

25.    SEPARATE ACCOUNTS
25A.    The Company issues traditional variable annuity contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder, except to the extent of minimum guarantees made by the Company with respect to certain accounts. In addition, the Company issues variable life and variable universal life contracts where the Company contractually guarantees to the contract holder a death benefit even when there is insufficient value to cover monthly mortality and expense charges, whereas otherwise the contract would typically lapse (“no lapse guarantee”).
In accordance with the products/transactions recorded within the Separate Accounts, some assets are considered legally insulated whereas others are not legally insulated from the General Account. The Company’s Separate Account statement included legally insulated assets of $165 billion and $152 billion as of December 31, 2024 and 2023, respectively. The assets legally insulated from the General Account are attributed to the following products/transactions as of December 31:

Product/Transaction	Legally Insulated Assets		Separate Account Assets (Not Legally Insulated)
	2024	2023	2024	2023
	(in millions)
Pension Risk Transfer Group Annuity Contracts - Not reclassed to the General Account	$6,884	$8,678	$—	$—
Pension Risk Transfer Group Annuity Contracts - Reclassed to the General Account for GAAP	73,124	57,637	208	270
Group Annuity Contracts - Not reclassed to the General Account	33,293	37,192	9	24
Group Annuity Contracts - Reclassed to the General Account for GAAP	132	10	1	1
Group Variable Universal Life	180	161	—	—
Private Placement Group Flexible Premium Variable Life Insurance Contract	35,372	33,944	9	7
Registered Group Flexible Premium Variable Life Insurance Contract	5	4	—	—
Variable Life	13,931	12,417	—	—
Variable Annuity	1,791	1,746	2	1
Total (1)	$164,712	$151,789	$229	$303

(1) In addition to assets supporting contract holder liabilities the separate account assets above also support other liabilities.

Some Separate Account liabilities are guaranteed by the General Account. As of December 31, 2024 and 2023, the Company’s General Account had a maximum guarantee for Separate Account liabilities of $3.7 billion and $3.4 billion, respectively. To compensate the General Account for the risk taken, the Separate Account, excluding those assessed as a component of an overall insurance charge (where it is impractical to bifurcate each underlying charge), has paid risk charges of $18 million, $19 million and $22 million as of December 31, 2024, 2023 and 2022, respectively.

The Company’s General Account has paid $16 million, $22 million and $21 million towards Separate Account guarantees for the years ended December 31, 2024, 2023 and 2022, respectively.
The Company engages in securities lending transactions within the Separate Account. In accordance with such transactions conducted from the Separate Account, the Company’s securities lending policies and procedures are not materially different from the General Account policies and procedures, except that certain collateral is not included in assets and cash collateral held for loaned securities. For the period ended December 31, 2024 and 2023, the market value of loaned securities within the Separate Accounts was $3.2 billion and $1.8 billion, respectively.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

25B.    General Nature and Characteristics of Separate Accounts
Separate Accounts assets and liabilities represent segregated funds, which are administered for pension and policyholders. The assets consist of common stocks, long-term bonds, real estate, mortgages and short-term investments. The liabilities consist of reserves established to meet withdrawal and future benefit payment contractual provisions. Investment risks associated with market value changes are generally borne by the policyholders, except to the extent of minimum guarantees made by the Company with respect to certain accounts.
The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2024
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2024 (1)	$26	$16,405	$17,012	$33,443
Reserves as of 12/31/2024
For accounts with assets at:
Market Value	$9,114	$1,156	$53,619	$63,889
Amortized Cost	30,907	38,250	15,559	84,716
Total Reserves	$40,021	$39,406	$69,178	$148,605

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$1,625	$1,038	$—	$2,663
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,129	118	53,619	54,866
At book value without MV adjustment and with current surrender charge of less than 5%	12	—	15,559	15,571
Subtotal	2,766	1,156	69,178	73,100
Not subject to discretionary withdrawal	37,255	38,250	—	75,505
Total	$40,021	$39,406	$69,178	$148,605

(1) Revised to correct amounts in the Nonindexed Guarantee more than 4% and Nonguaranteed Separate Accounts columns reported in the 2024 annual statement.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

The following table provides the Company’s separate account premiums, considerations or deposits and reserves as of December 31:

	2023
	Nonindexed Guarantee Less than/equal to 4%	Nonindexed Guarantee more than 4%	Nonguaranteed Separate Accounts	Total
	(in millions)
Premiums, considerations or deposits for period ended 12/31/2023	$117	$5,703	$7,798	$13,618
Reserves as of 12/31/2023
For accounts with assets at:
Market Value	$11,537	$—	$69,948	$81,485
Amortized Cost	24,044	32,643	—	56,687
Total Reserves	$35,581	$32,643	$69,948	$138,172

By withdrawal characteristics
Subject to discretionary withdrawal:
With MV adjustment	$2,728	$—	$—	$2,728
At book value without MV adjustment and with current surrender charge of 5% or more	—	—	—	—
At market value	1,019	—	69,948	70,967
At book value without MV adjustment and with current surrender charge of less than 5%	10	—	—	10
Subtotal	3,757	—	69,948	73,705
Not subject to discretionary withdrawal	31,824	32,643	—	64,467
Total	$35,581	$32,643	$69,948	$138,172

Transfers as reported in the Summary of Operations of the Separate Accounts Statement as of December 31:

	2024	2023	2022
	(in millions)
Transfers to Separate Accounts	$33,013	$13,355	$20,791
Transfers from Separate Accounts	27,931	19,488	13,311
Net transfers to (from) Separate Accounts	$5,082	$(6,133)	$7,480

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

NOTES TO STATUTORY FINANCIAL STATEMENTS
DECEMBER 31, 2024, 2023 AND 2022

26. RECONCILIATION BETWEEN AUDITED STATUTORY FINANCIAL STATEMENTS AND THE ANNUAL STATEMENT FILED WITH THE STATE OF DOMICILIARY

The following table presents amounts as reported in the Annual Statement filed with the Department and the adjustments made to the audited statutory financial statements as of December 31, 2024:

	Annual Statement	Adjustment	Audited Statutory Financial Statements
	(in millions)
Statements of Cash Flows:

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from investments sold, matured or repaid
Bonds	$15,234	$(7,945)	$7,289
Mortgage loans on real estate	3,178	(876)	2,302
Miscellaneous proceeds	122	517	639
Payments for investments acquired
Miscellaneous applications	9,022	(8,304)	718

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2024

The accompanying supplemental schedules and interrogatories present selected financial data as of December 31, 2024 and for the year then ended for purposes of complying with the NAIC Annual Statement Instructions and the NAIC SAP. They agree to or are included in the amounts reported in the Company’s 2024 Statutory Annual Statement as filed with NJDOBI. Captions not presented are not applicable to the Company.

(in millions)
Investment Income Earned:
U.S. Government Bonds	$214
Other bonds (unaffiliated)	3,729
Bonds of affiliates	128
Preferred stocks (unaffiliated)	2
Preferred stocks of affiliates	—
Common stocks (unaffiliated)	19
Common stocks of affiliates	216
Mortgages loans	829
Real estate	84
Premium notes, policy loans and liens	94
Cash, cash equivalents and short-term investments	117
Derivative instruments	229
Other invested assets	771
Aggregate write-ins for investment income	17
Gross investment income	$6,449

Real Estate Owned - Book Value less Encumbrances	$269

Mortgage Loans - Carrying Value:
Agricultural mortgages	$3,474
Residential mortgages	—
Commercial mortgages	15,700
Mezzanine loans	64
Total mortgage loans	$19,238

Mortgage Loans by Standing - Carrying Value:
Good standing	$18,847
Good standing with restructured terms	70
Interest overdue more than three months, not in foreclosure	321
Foreclosure in process	—
Total mortgage loans	$19,238

Other Long Term Assets - Statement Value	$9,772

Bonds and Stocks of Parents, Subsidiaries and Affiliates - Book Value:
Bonds	$2,731
Preferred stocks	$—
Common stocks	$11,429

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2024

(in millions)
Bonds, Short-Term Investments, and Cash Equivalents by NAIC Designation and Maturity:

Bonds by Maturity - Statement Value:
Due within one year or less	$6,908
Over 1 year through 5 years	20,923
Over 5 years through 10 years	17,781
Over 10 years through 20 years	17,905
Over 20 years	24,698
Total by Maturity	$88,215

Bonds by NAIC Designation - Statement Value:
NAIC 1	$48,283
NAIC 2	35,584
NAIC 3	2,602
NAIC 4	1,063
NAIC 5	532
NAIC 6	151
Total by NAIC Designation	$88,215

Total Bonds Publicly Traded	$56,157
Total Bonds Privately Placed	$32,058

Preferred Stocks - Statement Value	$188
Common Stocks - Market Value	$12,493
Short-Term Investments - Book Value	$425
Options, Caps & Floors Owned - Statement Value	$190
Options, Caps & Floors Written and In Force - Statement Value	$(170)
Collar, Swap & Forward Agreements Open - Statement Value	$1,124
Futures Contracts Open - Current Value	$27
Cash on Deposit	$669

Life Insurance in Force:
Industrial	$1,738
Ordinary	$1,027,659
Credit Life	$—
Group Life	$2,260,455

Amount of Accidental Death Insurance in Force Under Ordinary Policies	$23,894

Life Insurance Policies with Disability Provisions in Force:
Industrial	$1,632
Ordinary	$30,605
Credit Life	$—
Group Life	$848,722

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

ANNUAL STATEMENT SCHEDULE 1 - SELECTED FINANCIAL DATA
FOR THE YEAR ENDED DECEMBER 31, 2024

(in millions)
Supplementary Contracts in Force:
Ordinary - Not Involving Life Contingencies
Amount on Deposit	$2,338
Income Payable	$—
Ordinary - Involving Life Contingencies Income Payable	$—

Group - Not Involving Life Contingencies
Amount on Deposit	$1,671
Income Payable	$75
Group - Involving Life Contingencies Income Payable	$20

Annuities:
Ordinary
Immediate - Amount of Income Payable	$190
Deferred - Fully Paid Account Balance	$17,557
Deferred - Not Fully Paid Account Balance	$165

Group
Amount of Income Payable	$897
Fully Paid Account Balance	$6,059
Not Fully Paid Account Balance	$—

Accident and Health Insurance - Premiums in Force:
Other	$246
Group	$1,954
Credit	$—

Deposit Funds and Dividend Accumulations:
Deposit Funds - Account Balance	$11,014
Dividend Accumulations - Account Balance	$73

Claim Payments 2024:
Group Accident and Health
2024	$466
2023	$766
2022	$796
Other Accident & Health
2024	$16
2023	$71
2022	$92
Other Coverages that use developmental methods to calculate claims reserves
2024	$—
2023	$—
2022	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2024

(in millions)
Total admitted assets as reported in the Company’s Annual Audited Statement:	$150,468

The ten largest exposures, by investment category, to a single issue, borrower, or investment, excluding U.S. government, U.S. government agency securities and those U.S. government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the Company, and policy loans:

Investment Category	Book Value	Percentage of Total Admitted Assets
	($ in millions)
Affiliated Common Stock -PRUCO Life Insurance Company	$5,729	3.8%
Joint Venture Interests - Affiliated Common Stock - Ironbound Fund LLC	$1,273	0.8%
Common Stock / Cash Equivalent - DRYDEN CORE FUND MM SER MMMF	$1,081	0.7%
Long Term Bond - Prudential Realty Secs	$1,021	0.7%
Common Stock / Long Term Bond - ISHARES	$744	0.5%
Joint Venture Interests - Affiliated Common Stock - Prudential Impact Investments Private Equity LLC ............................	$702	0.5%
Cash Equivalent/Long Term Bond - GOLDMAN SACHS	$632	0.4%
Affiliated Common Stock -Prudential Realty Securities, Inc	$554	0.4%
Long Term Bond - BANK OF AMERICA CORP	$463	0.3%
Joint Venture Interests - Affiliated Common Stock - Passaic Fund LLC	$427	0.3%

Total admitted assets held in bonds and preferred stocks by NAIC rating:

Bonds	Book Value	Percentage of Total Admitted Assets	Preferred Stock	Book Value	Percentage of Total Admitted Assets
($ in millions)

NAIC-1	$48,283	32.1%	NAIC-1	$49	0.0%
NAIC-2	$35,584	23.6%	NAIC-2	$—	0.0%
NAIC-3	$2,602	1.7%	NAIC-3	$—	0.0%
NAIC-4	$1,063	0.7%	NAIC-4	$—	0.0%
NAIC-5	$532	0.4%	NAIC-5	$109	0.1%
NAIC-6	$151	0.1%	NAIC-6	$30	0.0%

Assets held in foreign investments:

Total admitted assets held in foreign investments	$23,824	15.8%
Foreign-currency-denominated investments	$11,432	7.6%
Insurance liabilities denominated in that same foreign currency	$—	0.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2024

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Aggregate foreign investment exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$20,980	13.9%
Countries rated NAIC-2	$2,540	1.7%
Countries rated NAIC-3 or below	$304	0.2%

Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

Countries rated NAIC-1:
Country: United Kingdom	$5,641	3.7%
Country: Cayman Islands	$3,829	2.5%

Countries rated NAIC- 2:
Country: Italy	$1,017	0.7%
Country: Mexico	$698	0.5%

Countries rated NAIC-3 or below:
Country: Brazil	$153	0.1%
Country: Colombia	$63	0.0%

Aggregate unhedged foreign currency exposure:	$929	0.6%

Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

Countries rated NAIC-1	$748	0.5%
Countries rated NAIC-2	$41	0.0%
Countries rated NAIC-3 or below	$140	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2024

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

Two largest unhedged foreign currency exposures to a single country, categorized by NAIC sovereign rating:

Countries rated NAIC-1:
Country 1: United Kingdom	$275	0.2%
Country 2: Ireland	$184	0.1%

Countries rated NAIC-2:
Country 1: Italy	$28	0.0%
Country 2: Mexico	$11	0.0%

Countries rated NAIC-3 or below:
Country 1: Brazil	$140	0.1%

The ten largest non-sovereigns (i.e., non-governmental) foreign issues, by NAIC rating:

NAIC - 1 - Scottish Hydro Electric Trans	$272	0.2%
NAIC - 1 - Ferrero International S.A.	$256	0.2%
NAIC - 1 - Ichthys LNG Pty Ltd	$228	0.2%
NAIC - 1 - SOUND POINT CLO I LTD	$190	0.1%
NAIC - 1 - MaxamCorp	$187	0.1%
NAIC - 1 - CARVAL CLO	$182	0.1%
NAIC - 1 - BAE Systems plc	$173	0.1%
NAIC - 1 - Madison Park Funding Ltd	$160	0.1%
NAIC - 1 - SMITH & NEPHEW PLC	$156	0.1%
NAIC - 1 - Interhoerbiger Finanz AG	$156	0.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2024

The ten largest equity interests (including investments in shares of mutual funds, preferred stocks, publicly traded equity securities, and other equity securities and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1):

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

PRUCO Life Insurance Company	$5,729	3.8%
Colico Inc	$2,321	1.5%
Orchard Street Acres Inc.	$1,605	1.1%
Ironbound Fund LLC	$1,273	0.8%
ISHARES	$744	0.5%
Prudential Impact Investments Private Equity LLC	$702	0.5%
Colico II Inc	$616	0.4%
Prudential Realty Securities, Inc.	$554	0.4%
Passaic Fund LLC	$427	0.3%
PGIM Capital Partners VI, L.P.	$348	0.2%

The ten largest fund managers of nonaffiliated, privately placed equities:

	Total Invested	Diversified	Nondiversified
	(in millions)

Warburg Pincus Global Growth 14, L.P.	$196	$196	$—
PRISA III Fund LP - PRP	$189	$189	$—
Federal Home Loan Bank of NY	$142	$—	$142
Peak Reinsurance Holdings Ltd	$127	$—	$127
Lion Industrial Properties, L.P.	$115	$115	$—
WP Dynasty Holdings I, L.P.	$105	$105	$—
NNE Holding LLC	$94	$—	$94
Jennison Global Healthcare Fund L.P.	$67	$67	$—
Genstar Capital Partners VIII, L.P.	$63	$63	$—
Arlington Capital Partners IV, L.P.	$62	$62	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2024

The ten largest aggregate mortgage interests. The aggregate mortgage interest represents the combined value of all mortgages secured by the same property or same group of properties:

	Book Value	Percentage of Total Admitted Assets
	($ in millions)

AG William H. Gates,III	$444	0.3%
AG Assemi Group	$186	0.1%
AG The Wonderful Company, LLC	$184	0.1%
COMM Clarion Partners	$177	0.1%
AG Arbejdsmarkedets Tillægspension (ATP)	$172	0.1%
COMM C.J. SEGERSTROM & SONS	$167	0.1%
COMM Stockbridge Capital Group, LLC	$148	0.1%
AG Brewster Heights Packing and Orchards, LP	$147	0.1%
COMM Scape Living PLC	$135	0.1%
COMM Harrison Street	$134	0.1%

Amount and percentage of the reporting entity’s total admitted assets held in the following categories of mortgage loans:

Construction loans	$76	0.1%
Mortgage loans over 90 days past due	$320	0.2%
Mortgage loans in the process of foreclosure	$—	0.0%
Mortgage loans foreclosed	$—	0.0%
Restructured mortgage loans	$70	0.0%

Aggregate mortgage loans having the following loan–to-value ratios as determined from the most current appraisal as of the annual statement date:

	Residential		Commercial		Agricultural
Loan-to-Value	Carrying Value	Percentage	Carrying Value	Percentage	Carrying Value	Percentage
	($ in millions)

Above 95%	$—	0.0%	$401	0.3%	$243	0.2%
91% to 95%	$—	0.0%	$119	0.1%	$3	0.0%
81% to 90%	$—	0.0%	$1,058	0.7%	$29	0.0%
71% to 80%	$—	0.0%	$2,329	1.5%	$—	0.0%
Below 70%	$—	0.0%	$11,857	7.9%	$3,199	2.1%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL INVESTMENTS RISKS INTERROGATORIES SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2024

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)

Securities lending (do not include assets held as collateral for such transactions)	$4,890	3.2%	$3,907	$4,561	$5,086
Repurchase agreements	$4,752	3.2%	$4,394	$3,991	$4,252
Reverse repurchase agreements	$—	0.0%	$—	$—	$—
Dollar repurchase agreements	$—	0.0%	$—	$—	$—
Dollar reverse agreements	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets for warrants not attached to the other financial instruments, options, caps, and floors:

	Owned		Written
	Book Value	Percentage	Book Value	Percentage
	($ in millions)

Hedging	$190	0.1%	$(170)	(0.1)%
Income Generations	$—	0.0%	$—	0.0%
Other	$—	0.0%	$—	0.0%

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$1,220	0.8%	$1,181	$1,175	$1,175
Income Generation	$—	0.0%	$—	$—	$—
Replications	$2,713	1.8%	$3,930	$3,052	$2,679
Other	$—	0.0%	$—	$—	$—

The amounts and percentages of the Company’s total admitted assets of the potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for future contracts:

	At Year-End		(UNAUDITED) At End of Each Quarter
	Book Value	Percentage	1st Quarter Book Value	2nd Quarter Book Value	3rd Quarter Book Value
	($ in millions)
Hedging	$275	0.2%	$304	$306	$301
Income Generation	$—	0.0%	$—	$—	$—
Replications	$—	0.0%	$—	$—	$—
Other	$—	0.0%	$—	$—	$—

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2024

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Securities Lending Reinvested Collateral	Total	Percentage

	($ in millions)
Long-Term Bonds:
U.S. governments	$5,497	3.9%	$5,497	$—	$5,497	3.9%
All other governments	1,672	1.2%	1,672	—	1,672	1.2%
U.S. states, territories and possessions, etc. guaranteed	222	0.2%	222	—	222	0.2%
U.S. political subdivisions of states, territories, and possessions, guaranteed	163	0.1%	163	—	163	0.1%
U.S. special revenue and special assessment obligations, etc. nonguaranteed	3,607	2.6%	3,607	10	3,617	2.6%
Industrial and miscellaneous	65,600	47.0%	65,600	5,717	71,317	51.2%
Hybrid securities	76	0.1%	76	—	76	0.1%
Parent, subsidiaries and affiliates	2,608	1.9%	2,608	123	2,731	2.0%
SVO identified funds	—	0.0%	—	—	—	0.0%
Unaffiliated Bank loans	556	0.4%	556	—	556	0.4%
Total long-term bonds	$80,001	57.4%	$80,001	$5,850	$85,851	61.7%

Preferred stocks:
Industrial and miscellaneous (Unaffiliated)	$188	0.1%	$188	$—	$188	0.1%
Parent, subsidiaries and affiliates	—	0.0%	—	—	—	0.0%
Total preferred stocks	$188	0.1%	$188	$—	$188	0.1%

Common stocks:
Industrial and miscellaneous Publicly traded (Unaffiliated)	$748	0.5%	$748	$—	$748	0.5%
Industrial and miscellaneous Other (Unaffiliated)	316	0.2%	316	—	316	0.2%
Parent, subsidiaries and affiliates Publicly traded	—	0.0%	—	—	—	0.0%
Parent, subsidiaries and affiliates Other	11,429	8.2%	11,429	—	11,429	8.2%
Mutual funds	—	0.0%	—	—	—	0.0%
Unit investment trusts	—	0.0%	—	—	—	0.0%
Closed-end funds	—	0.0%	—	—	—	0.0%
Total common stocks	$12,493	8.9%	$12,493	$—	$12,493	8.9%

.

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUMMARY INVESTMENT SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2024

By Investment Category	Gross Investment Holdings of the Company		Admitted Assets as Reported by the Company
	Book Value	Percentage	Book Value	Securities Lending Reinvested Collateral	Total	Percentage

	($ in millions)

Mortgage loans:
Agricultural	$3,487	2.5%	$3,487	$28	$3,515	2.5%
Residential properties	—	0.0%	—	—	—	0.0%
Commercial loans	14,893	10.7%	14,893	827	15,720	11.3%
Mezzanine real estate loans	64	0.1%	64	—	64	0.0%
Total valuation allowance	(61)	0.0%	(61)	—	(61)	0.0%
Total mortgage loans, net of allowance	$18,383	13.3%	$18,383	$855	$19,238	13.8%

Real estate investments:
Property occupied by company	$192	0.1%	$192	$—	$192	0.1%
Property held for production of income	77	0.1%	77	—	77	0.1%
Property held for sale	—	0.0%	—	—	—	0.0%
Total real estate	$269	0.2%	$269	$—	$269	0.2%

Cash, cash equivalents and short-term investments:
Cash	$669	0.5%	$669	$123	$792	0.6%
Cash equivalents	2,134	1.5%	2,134	715	2,849	2.0%
Short-term investments	425	0.3%	425	824	1,249	0.9%
Total cash, cash equivalents and short-term investments	$3,228	2.3%	$3,228	$1,662	$4,890	3.5%

Policy Loans	$2,007	1.4%	$2,007	$—	$2,007	1.4%
Other invested assets	9,772	7.0%	9,772	—	9,772	7.0%
Derivatives	4,054	3.0%	4,054	17	4,071	3.0%
Receivables for securities	105	0.1%	105	—	105	0.1%
Securities Lending	8,384	6.0%	8,384	N/A	N/A	N/A
Cash collateral for variation margin	445	0.3%	445	—	445	0.3%
Total Invested Assets	$139,329	100.0%	$139,329	$8,384	$139,329	100.0%

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

SUPPLEMENTAL SCHEDULE OF REINSURANCE DISCLOSURES
FOR THE YEAR ENDED DECEMBER 31, 2024

The following information regarding reinsurance contracts is presented to satisfy the disclosure requirements in SSAP No. 61R which apply to reinsurance contracts entered into, renewed or amended on or after January 1, 1996.

1.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is subject to Appendix A-791, Life and Health Reinsurance Agreements, and includes a provision that limits the reinsurer’s assumption of significant risks identified in Appendix A-791?

Yes	No	x

2.Has the Company reinsured any risk with any other entity under a reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) that is not subject to Appendix A-791, for which reinsurance accounting was applied and includes a provision that limits the reinsurer’s assumption of risk?

Yes	No	x

3.Does the Company have any reinsurance contracts (other than reinsurance contracts with a federal or state facility) that contain one or more of the following features which result in delays in payment in form or in fact:

a.Provisions that permit the reporting of losses to be made less frequently than quarterly;
b.Provisions that permit settlements to be made less frequently than quarterly;
c.Provisions that permit payments due from the reinsurer to not be made in cash within ninety days of the settlement date (unless there is no activity during the period); or
d.The existence of payment schedules, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding entity.

Yes	No	x

4.Has the Company reflected reinsurance accounting credit for any contracts that are not subject to Appendix A-791 and not yearly renewable term reinsurance, which meet the risk transfer requirements of SSAP No. 61R?

Assumption reinsurance – new for the reporting period (1)	Yes	No	x
Non-proportional reinsurance, which does not result in significant surplus relief	Yes	No	x

5.Has the Company ceded any risk in a reinsurance agreement that is not subject to Appendix A-791 and not yearly renewable term reinsurance, under any reinsurance contract (or multiple contracts with the same reinsurer or its affiliates) during the period covered by the financial statements, and either:

a.Accounted for that contract as reinsurance under SAP and as a deposit under GAAP

Yes	No	x	N/A

b.Accounted for that contract as reinsurance under GAAP and as a deposit under SAP?

Yes	No	x	N/A

(1) This disclosure relates to ceding companies with assumption reinsurance agreements (paragraph 60 of SSAP 61R) entered into during the current year for which indemnity reinsurance is being applied for policyholders who have not yet agreed to the transfer to the new insurer or for which the regulator has not yet approved the novation to the new insurer.

PART C—OTHER INFORMATION
ITEM 27. EXHIBITS

(a)
Resolution of the Board of Directors of The Prudential Insurance Company of America (“Prudential”) establishing The Prudential Variable Contract Account-2. Incorporated by Reference to Exhibit (1) to Post-Effective Amendment No. 54 to this Registration Statement filed April 30, 1999.

(b)
Form of Custodian Agreement with Investors Fiduciary Trust Company. Incorporated by Reference to Exhibit (3) to Post-Effective Amendment No. 52 to this Registration Statement filed via EDGAR on April 29, 1998.

(c)
(1) Agreement for the Sale of VCA 2 Contracts between Prudential, The Prudential Variable Contract Account-2 and Prudential Investment Management Services LLC. Incorporated by Reference to Exhibit 5(iv) to Post-Effective Amendment No. 50 to this Registration Statement filed February 28, 1997.

(2) Distribution & Underwriting Agreement by and between The Prudential Insurance Company of America, the Prudential Variable Contract Accounts, and Empower Financial Services, Inc. Incorporated by reference to Exhibit (h) to Post-Effective Amendment No. 64 to this Registration Statement filed on April 13, 2023.

(d)
(1) Specimen copy of group variable annuity contract Form GVA-120, with State modifications. Incorporated by Reference to Exhibit 6(i) to Post-Effective Amendment No. 50 to this Registration Statement filed February 28, 1997.

(2) Specimen copy of Group Annuity Amendment Form GAA-7764 for tax-deferred annuities Registration Statement. Incorporated by Reference to Exhibit 6(ii) to Post-Effective Amendment No. 50 to this Registration Statement filed February 28, 1997.

(3) Specimen copy of Group Annuity Amendment Form GAA-7852 for tax-deferred annuities. Incorporated by Reference to Exhibit 6(iii) to Post-Effective Amendment No. 50 to this Registration Statement filed February 28, 1997.

(e)	Application form. Incorporated by Reference to Exhibit 7 to Post-Effective Amendment No. 50 to this Registration Statement filed February 28, 1997.

(f)
(1) Copy of the Charter of Prudential, as amended and restated as of July 19, 2004. Incorporated by reference to Exhibit 6(a) to Post-Effective Amendment No. 23 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 11, 2016 (File No. 333-23271).

(2) Copy of the By-Laws of Prudential, as amended as of January 30, 2023. Incorporated by reference to Exhibit (f)(2) to Post-Effective Amendment No. 86 to this Registration Statement filed April 29, 2024.

(g)
(1) PICA FSS Administrative Services Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company. Incorporated by reference to Exhibit (g)(1) to Post-Effective Amendment No. 33 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 14, 2022 (File No. 333-23271).

(2) Administrative Services Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company of New York. Incorporated by reference to Exhibit (g)(2) to Post-Effective Amendment No. 33 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 14, 2022 (File No. 333-23271).

(3) PICA FSS Reinsurance Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company. Incorporated by reference to Exhibit (g)(3) to Post-Effective Amendment No. 33 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 14, 2022 (File No. 333-23271).

(4) PICA FSS Reinsurance Agreement between The Prudential Insurance Company of America and Great-West Life & Annuity Insurance Company of New York. Incorporated by reference to Exhibit (g)(4) to Post-Effective Amendment No. 33 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 14, 2022 (File No. 333-23271).

(h)
(1) Participation Agreement among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Prudential Insurance Company of America, dated March 13, 2007 (the “Participation Agreement”). Incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 84 to this Registration Statement filed on December 29, 2022.

(2) Amendment dated November 21, 2022 to the Participation Agreement. Incorporated by reference to Exhibit (h)(1) to Post-Effective Amendment No. 84 to this Registration Statement filed on December 29, 2022.

(i)
(1) Investment Accounting Agreement between Prudential and Investors Fiduciary Trust Company. Incorporated by reference to Exhibit 11(ii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

(2) First Amendment to Investment Accounting Agreement between Prudential and Investors Fiduciary Trust Company. Incorporated by reference to Exhibit 11(iii) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

(3) Second Amendment to Investment Accounting Agreement between Prudential and Investors Fiduciary Trust Company, Incorporated by reference to Exhibit 11(iv) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

(j)
Pledge Agreement between Goldman, Sachs & Co., Prudential and Investors Fiduciary Trust Company. Incorporated by reference to Exhibit 11(i) to Post-Effective Amendment No. 55 to this Registration Statement filed on April 28, 2000.

(k)	Opinion and Consent of Counsel. Filed herewith.

(l)	Consent of independent registered public accounting firm. Filed herewith.

(m)	Omitted Financial Statements. N/A.

(n)	Initial Capital Agreements. N/A.

(o)	Form of Initial Summary Prospectuses. N/A.

(p)	Powers of Attorney for Directors and Officers of Prudential. Filed herewith.

ITEM 28. DIRECTORS AND OFFICERS OF DEPOSITOR

Name and Principal Business Address*	Position and Offices with Depositor
Charles F. Lowrey	Executive Chairman
Robert M. Falzon	Vice Chairman
Ann M. Kappler	Executive Vice President, General Counsel and Head of Corporate Affairs
Yanela C. Frias	Executive Vice President and Chief Financial Officer
Andrew F. Sullivan	Chief Executive Officer, President and Director
Vicki Walia	Executive Vice President and Chief People Officer
Lucien A. Alziari	Executive Vice President, Human Resources
Scott E. Case	Executive Vice President and Head of Global Technology and Operations
Bradley O. Harris 213 Washington Street Newark, NJ 07102	Senior Vice President and Chief Actuary
Timothy L. Schmidt 655 Broad Street Newark, NJ 07102	Senior Vice President and Chief Investment Officer
Gilbert F. Casellas	Director
Carmine Di Sibio	Director
Martina Hund-Mejean	Director
Wendy E. Jones	Director
Kathleen A. Murphy	Director
Sandra Pianalto	Director
Christine A. Poon	Director
Douglas A. Scovanner	Director
Michael A. Todman	Director
Caroline A. Feeney	Executive Vice President and Head of Global Retirement and Insurance
Robert Boyle	Senior Vice President Principal Accounting Officer and Controller
Michael Baker 655 Broad Street Newark, NJ 07102	Senior Vice President
Meyrick Douglas 655 Broad Street Newark, NJ 07102	Senior Vice President and Chief Risk Officer
Michael Estep 213 Washington Street Newark, NJ 07102	Senior Vice President
Alan M. Finkelstein	Senior Vice President, Corporate Treasurer, and Head of Stakeholder Relations
Margaret M. Foran	Chief Governance Officer, Senior Vice President and Corporate Secretary
Jonathan Harris	Senior Vice President
Salene Hitchcock-Gear 213 Washington Street Newark, NJ 07102	Senior Vice President
Patrick L. Hynes 213 Washington Street Newark, NJ 07102	Senior Vice President
Robert McLaughlin 280 Trumbull Street Hartford, CT 06103	Vice President and Head of Investor Relations
Cecilia Orchard	Senior Vice President and Chief Auditor
Lata N. Reddy	Senior Vice President

Name and Principal Business Address*	Position and Offices with Depositor
James J. Shea	Senior Vice President
Dylan J. Tyson 1 Corporate Drive Shelton, CT 06484	Senior Vice President
George P. Waldeck 655 Broad Street Newark, NJ 07102	Senior Vice President
* The address of each Director and Officer named is 751 Broad Street, Newark, NJ 07102, unless otherwise noted above.
ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH DEPOSITOR OR REGISTRANT
The Registrant is a separate account of Prudential, a stock life insurance company organized under the laws of the State of New Jersey. Prudential has been doing business since 1875. Prudential is an indirect subsidiary of Prudential Financial, Inc. (Prudential Financial), a New Jersey insurance holding company. The subsidiaries of Prudential Financial are listed under Exhibit 21.1 of the Annual Report on Form 10-K of Prudential Financial (Registration No. 001-16707), filed on February 13, 2025, the text of which is hereby incorporated by reference.
In addition to the subsidiaries shown on the Organization Chart, Prudential holds all of the voting securities of Prudential’s Gibraltar Fund, Inc., a Maryland corporation, in three of its separate accounts. Prudential also holds directly and in three of its other separate accounts, shares of The Prudential Series Fund, a Delaware trust. The balance is held in separate accounts of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey, wholly-owned subsidiaries of Prudential. Registrant may also be deemed to be under common control with The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11 and The Prudential Variable Contract Account-24, each a separate account of Prudential. All of the separate accounts referred to above are unit investment trusts registered under the Investment Company Act of 1940. Prudential’s Gibraltar Fund, Inc. and The Prudential Series Fund are registered as open-end, diversified management investment companies under the Investment Company Act of 1940. The shares of these investment companies are voted in accordance with the instructions of persons having interests in the unit investment trusts, and Prudential, Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey vote the shares they hold directly in the same manner that they vote the shares that they hold in their separate accounts.
Prudential is a New Jersey stock life insurance company. Its financial statements have been prepared in conformity with generally accepted accounting principles, which include statutory accounting practices prescribed or permitted by state regulatory authorities for insurance companies.
ITEM 30. INDEMNIFICATION
The Registrant, in conjunction with certain affiliates, maintains insurance on behalf of any person who is or was a trustee, director, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of such other affiliated trust or corporation, against any liability asserted against and incurred by him or her arising out of his or her position with such trust or corporation.
New Jersey, being the state of organization of Prudential, permits entities organized under its jurisdiction to indemnify directors and officers with certain limitations. The relevant provisions of New Jersey law permitting indemnification can be found in Section 14A:3-5 of the New Jersey Statutes Annotated. The text of Prudential’s By-law Article VII, Section  1, which relates to indemnification of officers and directors, is incorporated by reference to Post-Effective Amendment No.  25 to the Registration Statement of Prudential Discovery Select Group Variable Contract Account filed April 10, 2018 (File No. 333-23271).
Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the Act) may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. PRINCIPAL UNDERWRITER
(a.)Empower Financial Services, Inc. (EFSI)
EFSI is distributor of securities of the Registrant. Including the Registrant, EFSI serves as distributor and principal underwriter for Empower Funds, Inc., an open-end management investment company, FutureFunds Series Account of Empower Annuity Insurance Company of America (EAICA), Retirement Plan Series Account of EAICA, Variable Annuity-8 Series Account of EAICA and Variable Annuity Series Account of Empower Life & Annuity Insurance Company of New York (ELAINY).
EFSI is also distributor of the following other investment companies: The Prudential Variable Contract Account-10, The Prudential Variable Contract Account-11, The Prudential Variable Contract Account-24, The Prudential Discovery Select Group Variable Contract Account, The Prudential Discovery Premier Group Variable Contract Account and EAIC Variable Contract Account A.
(b.)Directors and Officers of EFSI:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER
Carol Waddell	Chairman, President and Chief Executive Officer
Stephen E. Jenks	Director and Executive Vice President
Richard H. Linton, Jr.	Director and Executive Vice President
John Christolini	Chief Compliance Officer
Casey Craig	Senior Vice President
Daniel A. Morrison	Senior Vice President
Joseph M. Smolen	Senior Vice President
Robert Ettinger	FIN OP Principal, Principal Financial Officer, Principal Operations Officer, Vice President, and Treasurer
Adam Kavan	Assistant General Counsel
Palak Patel	Secretary
Alyssa Melton	Assistant Secretary
Shannon Cochran	Compliance Officer
Stephanie Barres	Compliance Officer
Brockett Hudson	Assistant Secretary
Barbara Upton	Compliance Officer
* The address of each Officer named is 8515 E. Orchard Street, Greenwood Village, CO 80111, unless otherwise noted above
(c.)With respect to compensation received by EFSI, directly or indirectly, from Registrant, reference is made to the sections entitled “Prudential,” “Contract Charges,” and “Sale & Distribution” in the prospectus (Part A of this Registration Statement).
ITEM 32. LOCATION OF ACCOUNTS AND RECORDS
The names and addresses of the persons who maintain physical possession of the accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder are provided in The Prudential Variable Contract Account-2’s most recent report on Form N-CEN.
ITEM 33. MANAGEMENT SERVICES
Not Applicable.
ITEM 34. FEE REPRESENTATION
Prudential certifies that it has determined that the fees and charges deducted under The Prudential Variable Contract Account-2 group variable annuity contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Prudential.

REPRESENTATION PURSUANT TO NO-ACTION LETTER
Restrictions on withdrawal under Section 403(b) Contracts are imposed in reliance upon, and in compliance with, a no-action letter issued by the Chief of the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission to the American Council of Life Insurance on November 28, 1988.
REPRESENTATION PURSUANT TO RULE 6c-7
Registrant represents that it is relying upon Rule 6c-7 under the Investment Company Act of 1940 in connection with the sale of its group variable contracts to participants in the Texas Optional Retirement Program. Registrant also represents that it has complied with the provisions of paragraphs (a)—(d) of the Rule.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Newark, and State of New Jersey, on this 29th day of April, 2025.
THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2 (Registrant)
THE PRUDENTIAL INSURANCE COMPANY OF AMERICA (Depositor)
/s/ Elizabeth L. Gioia
Vice President
The Prudential Insurance Company of America
Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
*Charles F. Lowrey	Executive Chairman
*Andrew F. Sullivan	Director, President and Chief Executive Officer
*Gilbert F. Casellas	Director
*Carmine Di Sibio	Director
*Robert M. Falzon	Vice Chairman and Director
*Wendy E. Jones	Director
*Martina Hund-Mejean	Director
*Kathleen A. Murphy	Director
*Sandra Pianalto	Director
*Christine A. Poon	Director
*Douglas A. Scovanner	Director
*Micheal A. Todman	Lead Director
*Robert E. Boyle	Controller, Principal Accounting Officer and Senior Vice President
*Yanela C. Frias	Chief Financial Officer and Executive Vice President

* By: /s/ Elizabeth L. Gioia Elizabeth L. Gioia	Attorney-In-Fact	April 29, 2025

THE PRUDENTIAL VARIABLE CONTRACT ACCOUNT-2
Exhibit Index

Item 27 Exhibit Number	Description
(k)	Opinion and Consent of Counsel.
(l)	Consent of independent registered public accounting firm.
(p)	Powers of Attorney for Directors and Officers of Prudential.